UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22954

HIMCO VARIABLE INSURANCE TRUST

(Exact name of registrant as specified in charter)

One Hartford Plaza, Hartford, Connecticut 06155

(Address of principal executive offices) (Zip code)

Brenda J. Page

Hartford Investment Management Company

One Hartford Plaza

Hartford, Connecticut 06155

(Name and address of agent for service)

Registrant’s telephone number, including area code: (860) 297-6444

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

HVIT

HIMCO VARIABLE INSURANCE TRUST

HIMCO VIT INDEX FUND

TOKYO
THU MAY

2017 Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Shareholders:

Thank you for investing in the HIMCO Variable Insurance Trust (HVIT) funds.

Market Review

2017 was a very strong year for financial markets and investment returns. A key driver was synchronized economic growth across the globe. For the first time in the post-2008 financial crisis period, the major economies of the U.S., Europe, Japan, China and the Emerging Markets all experienced accelerating economic growth at the same time.

U.S. companies benefited strongly from this uptick in global growth, and a weaker U.S. dollar versus most currencies helped increase the competitiveness of U.S. products and services in foreign markets. U.S. fiscal policy has taken on a clear pro-growth stance with the passage of tax reform and rollback of regulations. Monetary policy continues to be well telegraphed and a successor, Jerome Powell, is set to replace U.S. Federal Reserve (Fed) Chair Janet Yellen in early 2018. Powell is a choice that the market appears to be very comfortable with and is expected to represent a high degree of continuity from the Yellen-led Fed.

The second half of 2017 saw U.S. GDP growth accelerate to nearly 3%. The U.S. unemployment rate sits just above 4%, the lowest level since 2000. Often, stronger economic growth and low levels of unemployment lead to an increase in interest rates as market participants anticipate higher levels of inflation, and/or actions by the Fed to increase rates to head-off inflation. But longer-dated U.S. Treasury rates have not increased. The 10 year treasury yield ended 2016 at 2.44% and ended 2017 at 2.40%. Accelerating growth with sustained low interest rates provide a strong foundation for financial assets. Volatility measures were muted all year and the S&P 500 posted positive returns in all 12 months of 2017.

For the full year, U.S. stocks and bonds delivered very strong performance. U.S. stocks (as represented by the S&P 500 Index1) returned 21.8% – the ninth consecutive year of positive returns, while U.S. bonds (as represented by the Bloomberg Barclays U.S. Aggregate Bond Index2) returned 3.5%.

As we enter 2018, the global economy has positive momentum and U.S. corporations are set to receive the biggest tax cut in the last 30 years. In our view, signs appear to point to a continued favorable outlook in 2018. We expect U.S. growth to moderate slightly from 2017, but continue to provide a strong economic backdrop for financial markets. In 2017, persistent U.S. dollar weakness and the strong recovery in capital expenditure from the industrial recession of 2015/16 fueled economic outperformance, which will be difficult to replicate in 2018. However, we believe that increased consumer spending and capital expenditures driven by tax reform could be catalysts for a further upside surprise in growth.

As with any outlook, there are risks and uncertainties. We expect Central Banks to continue to pull back the securities purchase programs they initiated post-2008 financial crisis to lower interest rates and stimulate economic growth. These “Quantitative Easing” programs were instrumental in promoting growth. Just as there was uncertainty as to the effects of these programs when they were ramping up, there are many questions as to the impacts of their withdrawal.

International tensions remain a risk for 2018. Looming North American Free Trade Agreement negotiations, China, Brexit, and North Korea remain key flashpoints. We expect longer term interest rates to continue to move higher and the yield curve to continue to flatten over the course of 2018. We believe the Fed is likely to continue raising short-term interest rates, with risks that they either increase too quickly and severely dampen economic growth, or increase too slowly and let inflation get out of hand.

We are reminded on a regular basis that financial markets can often surprise, which is why you should consider regular reviews with your financial advisor. Your advisor can help you understand market issues, invest with confidence, and help ensure that your investment goals, time horizon and risk tolerance are what drive your investment strategy.

Thank you again for investing with the HIMCO Variable Insurance Trust funds.

Matthew J. Poznar

President, HVIT

[1]	The S&P 500 Index is a market capitalization-weighted index designed to measure market results for large-capitalization United States equities.
[2]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency).

HIMCO VIT Index Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer to buy or sell an annuity contract or qualified retirement plan, fund or any security. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus (which contains all pertinent product information including the applicable sales, administrative and other charges) and the current prospectus and/or summary prospectus of the Fund available for investment thereunder.

The views expressed in the President’s Letter above and, to the extent included herein, the Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is your outlook?” are views of the Fund’s adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The President’s Letter and, to the extent included herein, the Fund’s Manager Discussion, are for informational purposes only and do not represent investment advice or an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

HIMCO VIT Index Fund inception 05/01/1987

(The Fund is advised by Hartford Investment Management Company (“Hartford Investment Management”))	Investment Goal: The Fund seeks to provide investment results which approximate the price and yield performance of publicly traded common stocks in the aggregate.

Performance information for periods prior to October 20, 2014 is that of the Hartford Index HLS Fund (the “Predecessor Fund”). Hartford Funds Management Company, LLC served as the investment manager to the Predecessor Fund and Hartford Investment Management, the Fund’s adviser, served as sub-adviser to the Predecessor Fund. The Predecessor Fund had the same investment objective and strategies as the Fund.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 12/31/17)

	1 Year	5 Years	10 Years
HIMCO VIT Index Fund Class IA	21.44%	15.42%	8.18%
HIMCO VIT Index Fund Class IB	21.13%	15.12%	7.91%
S&P 500 Index	21.83%	15.79%	8.50%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2017, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

S&P 500 Index is a market capitalization-weighted index designed to measure market results for large-capitalization United States equities.*

*	The S&P 500 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by HIMCO Variable Insurance Trust. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by HIMCO Variable Insurance Trust. The Fund is not sponsored, endorsed, sold or promoted by SPDJI,
Dow Jones, S&P, or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes. You cannot invest directly in an index.

Operating Expenses*	Net	Gross
HIMCO VIT Index Class IA	0.33%	0.38%
HIMCO VIT Index Class IB	0.58%	0.63%

*	As shown in the Fund’s current prospectus dated April 30, 2017. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2017.

Gross operating expenses shown are before management fee waivers or expense caps. Performance information may reflect historical or current expense waivers or reimbursements, without which, performance would have been lower.

Net operating expenses are the expenses paid to own the Fund. If the net operating expenses shown are lower than the gross operating expenses, then the net operating expenses reflect contractual management fee waivers and/or expense reimbursements that may not be renewed. The current contractual arrangement with respect to expense reimbursements remains in effect until April 30, 2018, and shall renew automatically for one-year terms unless the investment manager provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity

2

HIMCO VIT Index Fund

or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk, including the possible loss of principal. The main risks of investing in the Fund are described below. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Market Risk – Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends, including adverse changes to credit markets.

Index Strategy Risk – The Fund is not actively managed, but instead is designed to match its index. Therefore, the adverse performance of a particular stock ordinarily will not result in the elimination of the stock from the Fund’s portfolio. The Fund will remain invested in stocks even when stock prices are generally falling.

Tracking Error Risk – The Fund’s performance may not match or correlate to that of its reference index, either on a daily or aggregate basis. Factors such as cash flows, Fund expenses, imperfect correlation between the Fund’s portfolio and the component securities of the index, rounding of share prices, asset valuation, timing variances, changes to the composition of the index and regulatory requirements may cause the Fund’s performance to diverge from the performance of the index. Tracking error risk may cause the Fund’s performance to be less than expected.

3

HIMCO VIT Index Fund

Manager Discussion

December 31, 2017

How did the Fund perform?

The Class IA shares of the HIMCO VIT Index Fund (the “Fund”) returned 21.44% for the 12-month period ending December 31, 2017. The Fund matched its benchmark, the S&P 500 Index, which returned 21.83%.

Why did the Fund perform this way?

By design, the Fund seeks to mimic the performance of the S&P 500 Index and is expected to perform in line with the index. The performance of the Fund during the period marginally differed from the benchmark, primarily due to fund expenses, trading in futures contracts, replicating changes within the index, and minimal cash exposure.

During 2017, 9 of the 11 sectors as defined by GICS, Global Industry Classification Standard, in the S&P 500 Index posted positive returns, with information technology leading the way, gaining 38.8%. Materials was next, gaining 23.8%. The worst performing sector was telecom services which fell 1.3% during the period.

On a stock level, the leading constituents in the S&P 500 Index for the year were NRG Energy Inc., an owner of power-generating facilities, which rallied 133.7%, followed by Align Technology Inc., maker of the Invisalign System to treat misaligned teeth, which gained 131.1%. Laggards for the period included Under Armour Inc., an athletic wear company, which fell 50.3%, and Range Resources Corp, an independent oil and gas company, which dropped 50.1%.

Outlook

Looking into 2018, we believe equities can continue to deliver strong performance. We expect improved fundamentals based on recently passed tax reform to overshadow weaker technicals and persistently high valuations. The market has already priced in much of the upside of the tax legislation in our view, but we believe lower corporate tax rates should provide a tailwind to corporate earnings. Our outlook is sensitive to the outcome of midterm elections (which could challenge the longevity of tax reform) and meaningful reversal in economic growth.

Diversification by Sector

as of December 31, 2017

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	12.2%
Consumer Staples	8.1
Energy	6.0
Financials	14.7
Health Care	13.7
Industrials	10.2
Information Technology	23.7
Materials	3.0
Real Estate	2.9
Telecommunication Services	2.1
Utilities	2.9

Total	99.5%

Short-Term Investments	0.5
Other assets and liabilities	—

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

4

HIMCO VIT Index Fund

Schedule of Investments

December 31, 2017

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 99.5%
	Automobiles & Components - 0.7%
13,352	Aptiv plc	$1,132,650
9,954	BorgWarner, Inc.	508,550
195,959	Ford Motor Co.	2,447,528
64,209	General Motors Co.	2,631,927
12,372	Goodyear Tire & Rubber Co. (The)	399,739
8,453	Harley-Davidson, Inc.	430,089

		7,550,483

	Banks - 6.6%
487,227	Bank of America Corp.	14,382,941
39,625	BB&T Corp.	1,970,155
132,801	Citigroup, Inc.	9,881,723
24,711	Citizens Financial Group, Inc.	1,037,368
8,735	Comerica, Inc.	758,285
35,439	Fifth Third Bancorp	1,075,219
54,293	Huntington Bancshares, Inc.	790,506
174,275	JPMorgan Chase & Co.	18,636,969
54,014	KeyCorp	1,089,462
7,560	M&T Bank Corp.	1,292,684
17,391	People’s United Financial, Inc.	325,212
23,898	PNC Financial Services Group, Inc. (The)	3,448,243
58,262	Regions Financial Corp.	1,006,767
23,910	SunTrust Banks, Inc.	1,544,347
79,184	US Bancorp	4,242,679
222,599	Wells Fargo & Co.	13,505,081
10,033	Zions Bancorp	509,977

		75,497,618

	Capital Goods - 7.4%
29,974	3M Co.	7,054,980
2,116	Acuity Brands, Inc.	372,416
4,775	Allegion plc	379,899
11,603	AMETEK, Inc.	840,869
7,324	AO Smith Corp.	448,815
21,246	Arconic, Inc.	578,953
28,119	Boeing Co. (The)	8,292,574
29,882	Caterpillar, Inc.	4,708,806
7,836	Cummins, Inc.	1,384,151
16,066	Deere & Co.	2,514,490
7,826	Dover Corp.	790,348
22,130	Eaton Corp. plc	1,748,491
32,237	Emerson Electric Co.	2,246,597
14,435	Fastenal Co.	789,450
6,568	Flowserve Corp.	276,710
7,033	Fluor Corp.	363,254
15,362	Fortive Corp.	1,111,441
7,743	Fortune Brands Home & Security, Inc.	529,931
13,947	General Dynamics Corp.	2,837,517
435,574	General Electric Co.	7,600,766
5,987	Harris Corp.	848,059
38,264	Honeywell International, Inc.	5,868,167
15,487	Illinois Tool Works, Inc.	2,584,006
12,550	Ingersoll-Rand plc	1,119,334
6,049	Jacobs Engineering Group, Inc.	398,992
46,482	Johnson Controls International plc	1,771,429
3,925	L3 Technologies, Inc.	776,561
12,530	Lockheed Martin Corp.	4,022,756
15,800	Masco Corp.	694,252
8,743	Northrop Grumman Corp.	2,683,314
17,665	PACCAR, Inc.	1,255,628
6,693	Parker-Hannifin Corp.	1,335,789

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 99.5% - (continued)
	Capital Goods - 7.4% - (continued)
8,303	Pentair plc	$586,358
7,771	Quanta Services, Inc.(2)	303,924
14,520	Raytheon Co.	2,727,582
6,453	Rockwell Automation, Inc.	1,267,047
8,177	Rockwell Collins, Inc.	1,108,965
5,139	Roper Technologies, Inc.	1,331,001
2,863	Snap-on, Inc.	499,021
7,700	Stanley Black & Decker, Inc.	1,306,613
13,231	Textron, Inc.	748,742
2,427	TransDigm Group, Inc.	666,503
4,249	United Rentals, Inc.(2)	730,446
37,302	United Technologies Corp.	4,758,616
2,605	WW Grainger, Inc.	615,431
9,028	Xylem, Inc.	615,710

		85,494,704

	Commercial & Professional Services - 0.6%
4,325	Cintas Corp.	673,965
6,031	Equifax, Inc.	711,176
18,263	IHS Markit Ltd.(2)	824,574
16,816	Nielsen Holdings plc	612,102
11,415	Republic Services, Inc.	771,768
6,296	Robert Half International, Inc.	349,680
4,290	Stericycle, Inc.(2)	291,677
7,814	Verisk Analytics, Inc.(2)	750,144
20,065	Waste Management, Inc.	1,731,610

		6,716,696

	Consumer Durables & Apparel - 1.2%
17,142	DR Horton, Inc.	875,442
5,579	Garmin Ltd.	332,341
18,324	Hanesbrands, Inc.	383,155
5,693	Hasbro, Inc.	517,437
6,621	Leggett & Platt, Inc.	316,020
10,271	Lennar Corp., Class A	649,538
17,230	Mattel, Inc.	264,997
7,639	Michael Kors Holdings Ltd.(2)	480,875
3,177	Mohawk Industries, Inc.(2)	876,534
24,639	Newell Brands, Inc.	761,345
65,996	NIKE, Inc., Class B	4,128,050
13,584	PulteGroup, Inc.	451,668
3,892	PVH Corp.	534,021
2,784	Ralph Lauren Corp.	288,673
14,283	Tapestry, Inc.	631,737
9,299	Under Armour, Inc., Class A(2)	134,185
9,259	Under Armour, Inc., Class C(2)	123,330
16,473	VF Corp.	1,219,002
3,609	Whirlpool Corp.	608,622

		13,576,972

	Consumer Services - 1.9%
20,484	Carnival Corp.	1,359,523
1,248	Chipotle Mexican Grill, Inc.(2)	360,709
6,212	Darden Restaurants, Inc.	596,476
10,510	H&R Block, Inc.	275,572
10,157	Hilton Worldwide Holdings, Inc.	811,138
15,382	Marriott International, Inc., Class A	2,087,799
40,040	McDonald’s Corp.	6,891,685
25,592	MGM Resorts International	854,517
8,947	Norwegian Cruise Line Holdings Ltd.(2)	476,428
8,602	Royal Caribbean Cruises Ltd.	1,026,047
71,463	Starbucks Corp.	4,104,120

The accompanying Notes are an integral part of these financial statements.

5

HIMCO VIT Index Fund

Schedule of Investments – (continued)

December 31, 2017

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 99.5% - (continued)
	Consumer Services - 1.9% - (continued)
5,089	Wyndham Worldwide Corp.	$589,662
4,022	Wynn Resorts Ltd.	678,069
16,926	Yum! Brands, Inc.	1,381,331

		21,493,076

	Diversified Financials - 5.5%
2,792	Affiliated Managers Group, Inc.	573,058
36,186	American Express Co.	3,593,632
7,430	Ameriprise Financial, Inc.	1,259,162
51,434	Bank of New York Mellon Corp. (The)	2,770,235
96,657	Berkshire Hathaway, Inc., Class B(2)	19,159,351
6,201	BlackRock, Inc.	3,185,516
24,347	Capital One Financial Corp.	2,424,474
5,699	Cboe Global Markets, Inc.	710,038
59,918	Charles Schwab Corp. (The)	3,077,988
17,089	CME Group, Inc.	2,495,848
18,252	Discover Financial Services	1,403,944
13,596	E*TRADE Financial Corp.(2)	673,954
16,415	Franklin Resources, Inc.	711,262
17,620	Goldman Sachs Group, Inc. (The)	4,488,871
29,384	Intercontinental Exchange, Inc.	2,073,335
20,454	Invesco Ltd.	747,389
15,747	Leucadia National Corp.	417,138
8,354	Moody’s Corp.	1,233,134
69,920	Morgan Stanley	3,668,702
5,844	NASDAQ, Inc.	448,995
13,210	Navient Corp.	175,957
10,798	Northern Trust Corp.	1,078,612
6,452	Raymond James Financial, Inc.	576,164
12,808	S&P Global, Inc.	2,169,675
18,626	State Street Corp.	1,818,084
36,949	Synchrony Financial	1,426,601
12,171	T Rowe Price Group, Inc.	1,277,103

		63,638,222

	Energy - 6.0%
27,482	Anadarko Petroleum Corp.	1,474,134
7,208	Andeavor	824,163
19,134	Apache Corp.	807,837
21,519	Baker Hughes a GE Co.	680,861
23,231	Cabot Oil & Gas Corp.	664,407
45,652	Chesapeake Energy Corp.(2)	180,782
95,400	Chevron Corp.	11,943,126
4,785	Cimarex Energy Co.	583,818
7,470	Concho Resources, Inc.(2)	1,122,143
60,047	ConocoPhillips	3,295,980
26,395	Devon Energy Corp.	1,092,753
29,042	EOG Resources, Inc.	3,133,922
12,297	EQT Corp.	699,945
212,826	Exxon Mobil Corp.	17,800,767
43,825	Halliburton Co.	2,141,728
5,459	Helmerich & Payne, Inc.	352,870
13,566	Hess Corp.	643,978
96,469	Kinder Morgan, Inc.	1,743,195
42,678	Marathon Oil Corp.	722,539
24,532	Marathon Petroleum Corp.	1,618,621
19,106	National Oilwell Varco, Inc.	688,198
10,014	Newfield Exploration Co.(2)	315,741
24,461	Noble Energy, Inc.	712,794
38,439	Occidental Petroleum Corp.	2,831,417
19,259	ONEOK, Inc.	1,029,394

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 99.5% - (continued)
	Energy - 6.0% - (continued)
21,581	Phillips 66	$2,182,918
8,547	Pioneer Natural Resources Co.	1,477,349
11,352	Range Resources Corp.	193,665
69,578	Schlumberger Ltd.	4,688,861
22,022	TechnipFMC plc	689,509
21,978	Valero Energy Corp.	2,019,998
41,527	Williams Cos., Inc. (The)	1,266,158

		69,623,571

	Food & Staples Retailing - 1.8%
21,949	Costco Wholesale Corp.	4,085,148
50,880	CVS Health Corp.	3,688,800
44,678	Kroger Co. (The)	1,226,411
24,077	Sysco Corp.	1,462,196
73,519	Wal-Mart Stores, Inc.	7,260,001
43,608	Walgreens Boots Allliance, Inc.	3,166,813

		20,889,369

	Food, Beverage & Tobacco - 4.5%
95,843	Altria Group, Inc.	6,844,149
28,090	Archer-Daniels-Midland Co.	1,125,847
9,845	Brown-Forman Corp., Class B	676,056
9,661	Campbell Soup Co.	464,791
192,601	Coca-Cola Co. (The)	8,836,534
20,518	Conagra Brands, Inc.	772,913
8,653	Constellation Brands, Inc., Class A	1,977,816
9,068	Dr Pepper Snapple Group, Inc.	880,140
28,546	General Mills, Inc.	1,692,492
7,086	Hershey Co. (The)	804,332
13,521	Hormel Foods Corp.	492,029
5,710	JM Smucker Co. (The)	709,410
12,493	Kellogg Co.	849,274
29,988	Kraft Heinz Co. (The)	2,331,867
6,014	McCormick & Co., Inc.	612,887
9,285	Molson Coors Brewing Co., Class B	762,020
75,059	Mondelez International, Inc., Class A	3,212,525
20,678	Monster Beverage Corp.(2)	1,308,711
71,430	PepsiCo, Inc.	8,565,886
78,010	Philip Morris International, Inc.	8,241,757
14,947	Tyson Foods, Inc., Class A	1,211,753

		52,373,189

	Health Care Equipment & Services - 5.6%
87,425	Abbott Laboratories	4,989,345
16,379	Aetna, Inc.	2,954,608
3,627	Align Technology, Inc.(2)	805,883
8,106	AmerisourceBergen Corp.	744,293
12,896	Anthem, Inc.	2,901,729
25,178	Baxter International, Inc.	1,627,506
13,310	Becton Dickinson and Co.	2,849,072
68,983	Boston Scientific Corp.(2)	1,710,089
15,802	Cardinal Health, Inc.	968,188
8,671	Centene Corp.(2)	874,730
15,861	Cerner Corp.(2)	1,068,873
12,384	Cigna Corp.	2,515,067
2,456	Cooper Cos., Inc. (The)	535,113
30,746	Danaher Corp.	2,853,844
7,604	DaVita, Inc.(2)	549,389
11,538	DENTSPLY SIRONA, Inc.	759,546
10,629	Edwards Lifesciences Corp.(2)	1,197,995
6,075	Envision Healthcare Corp.(2)	209,952
28,447	Express Scripts Holding Co.(2)	2,123,284

The accompanying Notes are an integral part of these financial statements.

6

HIMCO VIT Index Fund

Schedule of Investments – (continued)

December 31, 2017

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 99.5% - (continued)
	Health Care Equipment & Services - 5.6% - (continued)
14,226	HCA Healthcare, Inc.(2)	$1,249,612
7,883	Henry Schein, Inc.(2)	550,864
13,847	Hologic, Inc.(2)	591,959
7,175	Humana, Inc.	1,779,902
4,381	IDEXX Laboratories, Inc.(2)	685,101
5,628	Intuitive Surgical, Inc.(2)	2,053,882
5,118	Laboratory Corp. of America Holdings(2)	816,372
10,471	McKesson Corp.	1,632,952
67,987	Medtronic plc	5,489,950
4,141	Patterson Cos., Inc.	149,614
6,846	Quest Diagnostics, Inc.	674,263
7,127	ResMed, Inc.	603,586
16,165	Stryker Corp.	2,502,989
48,674	UnitedHealth Group, Inc.	10,730,670
4,402	Universal Health Services, Inc., Class B	498,967
4,602	Varian Medical Systems, Inc.(2)	511,512
10,165	Zimmer Biomet Holdings, Inc.	1,226,611

		63,987,312

	Household & Personal Products - 1.8%
12,544	Church & Dwight Co., Inc.	629,332
6,476	Clorox Co. (The)	963,240
44,105	Colgate-Palmolive Co.	3,327,722
23,713	Coty, Inc., Class A	471,652
11,244	Estee Lauder Cos., Inc. (The), Class A	1,430,687
17,668	Kimberly-Clark Corp.	2,131,821
127,984	Procter & Gamble Co. (The)	11,759,170

		20,713,624

	Insurance - 2.6%
19,747	Aflac, Inc.	1,733,392
18,023	Allstate Corp. (The)	1,887,188
45,152	American International Group, Inc.	2,690,156
12,552	Aon plc	1,681,968
9,081	Arthur J Gallagher & Co.	574,646
2,709	Assurant, Inc.	273,176
4,817	Brighthouse Financial, Inc.(2)	282,469
23,317	Chubb Ltd.	3,407,313
7,502	Cincinnati Financial Corp.	562,425
2,065	Everest Re Group Ltd.	456,902
17,917	Hartford Financial Services Group, Inc. (The)(3)	1,008,369
10,991	Lincoln National Corp.	844,878
13,876	Loews Corp.	694,216
25,634	Marsh & McLennan Cos., Inc.	2,086,351
52,854	MetLife, Inc.	2,672,298
13,488	Principal Financial Group, Inc.	951,713
29,212	Progressive Corp. (The)	1,645,220
21,296	Prudential Financial, Inc.	2,448,614
5,393	Torchmark Corp.	489,199
13,747	Travelers Cos., Inc. (The)	1,864,643
11,270	Unum Group	618,610
6,632	Willis Towers Watson PLC	999,376
12,859	XL Group Ltd.	452,123

		30,325,245

	Materials - 3.0%
10,947	Air Products & Chemicals, Inc.	1,796,184
5,554	Albemarle Corp.	710,301
4,444	Avery Dennison Corp.	510,438
17,582	Ball Corp.	665,479
11,726	CF Industries Holdings, Inc.	498,824

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 99.5% - (continued)
	Materials - 3.0% - (continued)
117,531	DowDuPont, Inc.	$8,370,558
7,219	Eastman Chemical Co.	668,768
13,060	Ecolab, Inc.	1,752,391
6,743	FMC Corp.	638,292
67,646	Freeport-McMoRan, Inc.(2)	1,282,568
3,970	International Flavors & Fragrances, Inc.	605,862
20,739	International Paper Co.	1,201,618
16,246	LyondellBasell Industries N.V., Class A	1,792,259
3,159	Martin Marietta Materials, Inc.	698,265
22,066	Monsanto Co.	2,576,867
17,647	Mosaic Co. (The)	452,822
26,808	Newmont Mining Corp.	1,005,836
15,968	Nucor Corp.	1,015,245
4,744	Packaging Corp. of America	571,889
12,782	PPG Industries, Inc.	1,493,193
14,382	Praxair, Inc.	2,224,608
9,069	Sealed Air Corp.	447,102
4,133	Sherwin-Williams Co. (The)	1,694,695
6,650	Vulcan Materials Co.	853,661
12,789	WestRock Co.	808,393

		34,336,118

	Media - 2.7%
18,211	CBS Corp., Class B	1,074,449
9,740	Charter Communications, Inc., Class A(2)	3,272,250
234,276	Comcast Corp., Class A	9,382,754
7,737	Discovery Communications, Inc., Class A(2)	173,154
10,219	Discovery Communications, Inc., Class C(2)	216,336
11,446	DISH Network Corp., Class A(2)	546,546
19,519	Interpublic Group of Cos., Inc. (The)	393,503
19,229	News Corp., Class A	311,702
6,106	News Corp., Class B	101,360
11,579	Omnicom Group, Inc.	843,299
4,824	Scripps Networks Interactive, Inc., Class A	411,873
39,104	Time Warner, Inc.	3,576,843
52,915	Twenty-First Century Fox, Inc., Class A	1,827,155
22,081	Twenty-First Century Fox, Inc., Class B	753,404
17,733	Viacom, Inc., Class B	546,354
75,859	Walt Disney Co. (The)	8,155,601

		31,586,583

	Pharmaceuticals, Biotechnology & Life Sciences - 8.1%
80,067	AbbVie, Inc.	7,743,280
16,155	Agilent Technologies, Inc.	1,081,900
11,221	Alexion Pharmaceuticals, Inc.(2)	1,341,919
16,705	Allergan plc	2,732,604
36,460	Amgen, Inc.	6,340,394
10,620	Biogen, Inc.(2)	3,383,213
82,207	Bristol-Myers Squibb Co.	5,037,645
39,545	Celgene Corp.(2)	4,126,916
48,664	Eli Lilly & Co.	4,110,161
65,610	Gilead Sciences, Inc.	4,700,300
7,333	Illumina, Inc.(2)	1,602,187
8,798	Incyte Corp.(2)	833,259
7,313	IQVIA Holdings, Inc.(2)	715,943
134,937	Johnson & Johnson	18,853,398
137,380	Merck & Co., Inc.	7,730,373
1,285	Mettler-Toledo International, Inc.(2)	796,083

The accompanying Notes are an integral part of these financial statements.

7

HIMCO VIT Index Fund

Schedule of Investments – (continued)

December 31, 2017

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 99.5% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 8.1% - (continued)
26,961	Mylan N.V.(2)	$1,140,720
5,541	PerkinElmer, Inc.	405,158
6,579	Perrigo Co. plc	573,426
299,390	Pfizer, Inc.	10,843,906
3,869	Regeneron Pharmaceuticals, Inc.(2)	1,454,589
20,141	Thermo Fisher Scientific, Inc.	3,824,373
12,703	Vertex Pharmaceuticals, Inc.(2)	1,903,672
3,995	Waters Corp.(2)	771,794
24,475	Zoetis, Inc.	1,763,179

		93,810,392

	Real Estate - 2.9%
4,808	Alexandria Real Estate Equities, Inc., REIT	627,877
21,540	American Tower Corp., REIT	3,073,112
7,894	Apartment Investment & Management Co., Class A, REIT	345,047
6,936	AvalonBay Communities, Inc., REIT	1,237,452
7,751	Boston Properties, Inc., REIT	1,007,863
15,175	CBRE Group, Inc., Class A, REIT(2)	657,229
20,406	Crown Castle International Corp., REIT	2,265,270
10,319	Digital Realty Trust, Inc., REIT	1,175,334
17,884	Duke Realty Corp., REIT	486,624
3,929	Equinix, Inc., REIT	1,780,701
18,458	Equity Residential, REIT	1,177,067
3,318	Essex Property Trust, Inc., REIT	800,866
6,330	Extra Space Storage, Inc., REIT	553,558
3,644	Federal Realty Investment Trust, REIT	483,960
31,360	GGP, Inc., REIT	733,510
23,577	HCP, Inc., REIT	614,888
37,172	Host Hotels & Resorts, Inc., REIT	737,864
14,136	Iron Mountain, Inc., REIT	533,351
21,400	Kimco Realty Corp., REIT	388,410
5,444	Macerich Co. (The), REIT	357,562
5,712	Mid-America Apartment Communities, Inc., REIT	574,399
26,726	Prologis, Inc., REIT	1,724,094
7,518	Public Storage, REIT	1,571,262
14,153	Realty Income Corp., REIT	807,004
7,439	Regency Centers Corp., REIT	514,630
5,904	SBA Communications Corp., REIT(2)	964,477
15,612	Simon Property Group, Inc., REIT	2,681,205
4,936	SL Green Realty Corp., REIT	498,190
13,452	UDR, Inc., REIT	518,171
17,888	Ventas, Inc., REIT	1,073,459
8,660	Vornado Realty Trust, REIT	677,039
18,602	Welltower, Inc., REIT	1,186,250
37,913	Weyerhaeuser Co., REIT	1,336,812

		33,164,537

	Retailing - 5.7%
3,713	Advance Auto Parts, Inc.	370,149
20,089	Amazon.com, Inc.(2)	23,493,483
1,381	AutoZone, Inc.(2)	982,402
12,774	Best Buy Co., Inc.	874,636
9,158	CarMax, Inc.(2)	587,303
13,085	Dollar General Corp.	1,217,036
11,907	Dollar Tree, Inc.(2)	1,277,740
6,175	Expedia, Inc.	739,580
6,234	Foot Locker, Inc.	292,250

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 99.5% - (continued)
	Retailing - 5.7% - (continued)
10,937	Gap, Inc. (The)	$372,514
7,364	Genuine Parts Co.	699,654
58,653	Home Depot, Inc. (The)	11,116,503
8,475	Kohl’s Corp.	459,599
12,403	L Brands, Inc.	746,909
15,528	LKQ Corp.(2)	631,524
41,830	Lowe’s Cos., Inc.	3,887,680
15,312	Macy’s, Inc.	385,709
21,735	Netflix, Inc.(2)	4,172,251
5,850	Nordstrom, Inc.	277,173
4,271	O’Reilly Automotive, Inc.(2)	1,027,346
2,450	Priceline Group, Inc. (The)(2)	4,257,463
19,367	Ross Stores, Inc.	1,554,202
3,040	Signet Jewelers Ltd.	171,912
27,302	Target Corp.	1,781,455
5,133	Tiffany & Co.	533,575
31,958	TJX Cos., Inc. (The)	2,443,509
6,307	Tractor Supply Co.	471,448
5,446	TripAdvisor, Inc.(2)	187,669
2,934	Ulta Salon Cosmetics & Fragrance, Inc.(2)	656,218

		65,668,892

	Semiconductors & Semiconductor Equipment - 3.9%
41,190	Advanced Micro Devices, Inc.(2)	423,433
18,516	Analog Devices, Inc.	1,648,480
53,567	Applied Materials, Inc.	2,738,345
20,422	Broadcom Ltd.	5,246,412
235,063	Intel Corp.	10,850,508
7,871	KLA-Tencor Corp.	827,006
8,134	Lam Research Corp.	1,497,225
11,748	Microchip Technology, Inc.	1,032,414
57,925	Micron Technology, Inc.(2)	2,381,876
30,438	NVIDIA Corp.	5,889,753
6,398	Qorvo, Inc.(2)	426,107
74,043	QUALCOMM, Inc.	4,740,233
9,237	Skyworks Solutions, Inc.	877,053
49,502	Texas Instruments, Inc.	5,169,989
12,605	Xilinx, Inc.	849,829

		44,598,663

	Software & Services - 14.1%
31,040	Accenture plc, Class A	4,751,914
37,977	Activision Blizzard, Inc.	2,404,704
24,759	Adobe Systems, Inc.(2)	4,338,767
8,496	Akamai Technologies, Inc.(2)	552,580
2,414	Alliance Data Systems Corp.	611,901
14,970	Alphabet, Inc., Class A(2)	15,769,398
15,162	Alphabet, Inc., Class C(2)	15,865,517
4,261	ANSYS, Inc.(2)	628,881
11,009	Autodesk, Inc.(2)	1,154,073
22,275	Automatic Data Processing, Inc.	2,610,407
15,767	CA, Inc.	524,726
14,182	Cadence Design Systems, Inc.(2)	593,091
7,190	Citrix Systems, Inc.(2)	632,720
29,616	Cognizant Technology Solutions Corp., Class A	2,103,328
8,218	CSRA, Inc.	245,883
14,328	DXC Technology Co.	1,359,727
48,793	eBay, Inc.(2)	1,841,448
15,466	Electronic Arts, Inc.(2)	1,624,858
119,782	Facebook, Inc., Class A(2)	21,136,732

The accompanying Notes are an integral part of these financial statements.

8

HIMCO VIT Index Fund

Schedule of Investments – (continued)

December 31, 2017

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 99.5% - (continued)
	Software & Services - 14.1% - (continued)
16,769	Fidelity National Information Services, Inc.	$1,577,795
10,467	Fiserv, Inc.(2)	1,372,538
4,555	Gartner, Inc.(2)	560,948
7,993	Global Payments, Inc.	801,218
43,245	International Business Machines Corp.	6,634,648
12,199	Intuit, Inc.	1,924,758
46,651	MasterCard, Inc., Class A	7,061,095
387,482	Microsoft Corp.	33,145,210
153,024	Oracle Corp.	7,234,975
16,063	Paychex, Inc.	1,093,569
56,746	PayPal Holdings, Inc.(2)	4,177,640
8,888	Red Hat, Inc.(2)	1,067,449
34,465	salesforce.com, Inc.(2)	3,523,357
31,140	Symantec Corp.	873,788
7,553	Synopsys, Inc.(2)	643,818
8,403	Total System Services, Inc.	664,593
4,258	VeriSign, Inc.(2)	487,285
91,085	Visa, Inc., Class A	10,385,512
23,069	Western Union Co. (The)	438,542

		162,419,393

	Technology Hardware & Equipment - 5.7%
15,336	Amphenol Corp., Class A	1,346,501
257,882	Apple, Inc.	43,641,371
248,304	Cisco Systems, Inc.	9,510,043
43,650	Corning, Inc.	1,396,363
3,144	F5 Networks, Inc.(2)	412,556
6,960	FLIR Systems, Inc.	324,475
80,112	Hewlett Packard Enterprise Co.	1,150,408
83,892	HP, Inc.	1,762,571
18,832	Juniper Networks, Inc.	536,712
8,137	Motorola Solutions, Inc.	735,097
13,562	NetApp, Inc.	750,250
14,532	Seagate Technology plc	608,019
17,662	TE Connectivity Ltd.	1,678,596
14,857	Western Digital Corp.	1,181,577
10,733	Xerox Corp.	312,867

		65,347,406

	Telecommunication Services - 2.1%
308,395	AT&T, Inc.	11,990,398
48,850	CenturyLink, Inc.	814,818
204,895	Verizon Communications, Inc.	10,845,092

		23,650,308

	Transportation - 2.2%
6,180	Alaska Air Group, Inc.	454,292
21,390	American Airlines Group, Inc.	1,112,922
7,002	CH Robinson Worldwide, Inc.	623,808
44,889	CSX Corp.	2,469,344
32,946	Delta Air Lines, Inc.	1,844,976
8,926	Expeditors International of Washington, Inc.	577,423
12,391	FedEx Corp.	3,092,050
4,300	JB Hunt Transport Services, Inc.	494,414
5,201	Kansas City Southern	547,249
14,372	Norfolk Southern Corp.	2,082,503
27,420	Southwest Airlines Co.	1,794,639
39,537	Union Pacific Corp.	5,301,912
12,648	United Continental Holdings, Inc.(2)	852,475
34,509	United Parcel Service, Inc., Class B	4,111,747

		25,359,754

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 99.5% - (continued)
	Utilities - 2.9%
33,194	AES Corp.	$359,491
11,606	Alliant Energy Corp.	494,532
12,187	Ameren Corp.	718,911
24,704	American Electric Power Co., Inc.	1,817,473
8,963	American Water Works Co., Inc.	820,025
21,650	CenterPoint Energy, Inc.	613,994
14,165	CMS Energy Corp.	670,005
15,577	Consolidated Edison, Inc.	1,323,266
32,323	Dominion Energy, Inc.	2,620,102
9,010	DTE Energy Co.	986,235
35,153	Duke Energy Corp.	2,956,719
16,365	Edison International	1,034,923
9,054	Entergy Corp.	736,905
15,916	Eversource Energy	1,005,573
48,223	Exelon Corp.	1,900,468
22,337	FirstEnergy Corp.	683,959
23,627	NextEra Energy, Inc.	3,690,301
16,916	NiSource, Inc.	434,234
15,114	NRG Energy, Inc.	430,447
25,758	PG&E Corp.	1,154,731
5,613	Pinnacle West Capital Corp.	478,115
34,314	PPL Corp.	1,062,018
25,418	Public Service Enterprise Group, Inc.	1,309,027
7,163	SCANA Corp.	284,944
12,611	Sempra Energy	1,348,368
50,409	Southern Co. (The)	2,424,169
15,851	WEC Energy Group, Inc.	1,052,982
25,504	Xcel Energy, Inc.	1,226,997

		33,638,914

	Total Common Stocks (cost $534,983,794)	1,145,461,041

	Total Long-Term Investments (cost $534,983,794)	1,145,461,041

SHORT-TERM INVESTMENTS - 0.5%
	Repurchase Agreements - 0.5%

RBC Capital Markets LLC TriParty Repurchase Agreement (dated 12/29/2017, repurchase price $6,001,900, collateralized by U.S. Treasury Inflation Index Bonds 0.75% - 1.00%, 2045 - 2046, U.S. Treasury Inflation Index Note 0.38%, 2025, value of $6,104,443)

$6,001,000	1.35%, 01/02/2018	6,001,000

	Total Short-Term investments (cost $6,001,000)	6,001,000

Total Investments (cost $540,984,794)	100.0%	$1,151,462,041
Other Assets and Liabilities	—%	115,358

Net Assets	100.0%	$1,151,577,399

The accompanying Notes are an integral part of these financial statements.

9

HIMCO VIT Index Fund

Schedule of Investments – (concluded)

December 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity industry classifications used in this report are the Global Industry Classification Standard (GICS®), which was developed by and is the exclusive property and service mark of MSCI, Inc. and S&P.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

(1)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

(2)	Non-income producing.

(3)	Affiliated company as defined under Sections 2(a)(2) and 2(a)(3) of the Investment Company Act of 1940. Hartford Investment Management Company, the Fund’s adviser, is a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. A summary of transactions for the year ended December 31, 2017 is as follows:

Company	Beginning Value At January 1, 2017	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Unrealized Gain (Loss)	Ending Value At December 31, 2017	Dividend Income
Hartford Financial Services Group, Inc. (The)	$984,497	$—	$(143,987)	$32,100	$135,759	$1,008,369	$18,280

Futures Contracts Outstanding at December 31, 2017

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 (E-Mini)	54	03/16/2018	$7,182,722	$7,225,217	$42,495

Cash of $610,000 was pledged as initial margin deposit and collateral for the daily variation margin on open futures contracts at December 31, 2017.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Index Abbreviations:
MSCI	Morgan Stanley Capital International
S&P	Standard & Poor’s

Other Abbreviations:
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust

Counterparty Abbreviations:
RBC	RBC Dominion Securities

Investment Valuation Hierarchy Level Summary at December 31, 2017

Description	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets:
Common Stocks(2)	$1,145,461,041	$1,145,461,041	$—	$—
Short-Term Investments	6,001,000	—	6,001,000	—

Total	$1,151,462,041	$1,145,461,041	$6,001,000	$—

Futures(3)	$42,495	$42,495	$—	$—

Total	$42,495	$42,495	$—	$—

(1)	For the year ended December 31, 2017, there were no transfers between any levels.

(2)	Refer to the Schedule of Investments for further industry breakout.

(3)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying Notes are an integral part of these financial statements.

10

HIMCO VIT Index Fund

Statement of Assets and Liabilities

December 31, 2017

Assets:
Investments in unaffiliated securities, at market value (cost $540,254,228)	$1,150,453,672
Investments in affiliated securities, at market value (cost $730,566)	1,008,369
Cash(1)	616,696
Receivables:
Fund shares sold	66,111
Dividends and interest	1,163,498
Other assets	888,106

Total assets	1,154,196,452

Liabilities:
Payables:
Fund shares redeemed	2,056,347
Investment management fees	235,581
Variation margin on futures contracts	26,151
Distribution fees	84,589
Trustees fees	1,582
Accrued expenses	214,803

Total liabilities	2,619,053

Net assets	$1,151,577,399

Summary of Net Assets:
Capital stock and paid-in-capital	$486,154,209
Undistributed net investment income	17,700,068
Accumulated net realized gain	37,203,380
Unrealized appreciation of investments	610,519,742

Net assets	$1,151,577,399

Class IA: Net asset value per share	$46.70

Shares Outstanding	16,184,173

Net Assets	$755,847,953

Class IB: Net asset value per share	$45.98

Shares Outstanding	8,606,547

Net Assets	$395,729,446

(1)	Cash of $610,000 was pledged as initial margin deposit and collateral for the daily variation margin on open futures contracts at December 31, 2017.

The accompanying Notes are an integral part of these financial statements.

11

HIMCO VIT Index Fund

Statement of Operations

For the Year Ended December 31, 2017

Investment Income:
Dividends from unaffiliated securities	$22,663,796
Dividends from affiliated securities	18,280
Interest	70,681

Total investment income, net	22,752,757

Expenses:
Investment management fees	3,334,728
Transfer agent fees	15,653
Distribution fees - Class IB	984,574
Custodian fees	26,757
Accounting service fees	320,726
Trustees fees	140,606
Audit fees	91,790
Printing fees	74,050
Legal fees	124,509
Insurance fees	65,494
Other expenses	75,480

Total expenses (before waivers)	5,254,367

Total waivers	(601,066)

Total expenses	4,653,301

Net Investment Income	18,099,456

Net Realized Gain on Investments and Other Financial Instruments:
Net realized gain on investments in unaffiliated securities	65,619,668
Net realized gain on investments in affiliated securities	32,100
Net realized gain on futures	1,856,081

Net Realized Gain on Investments and Other Financial Instruments	67,507,849

Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments:
Net unrealized appreciation of investments	129,185,921
Net unrealized appreciation of futures contracts	59,959

Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments	129,245,880

Net Realized and Unrealized Gain on Investments and Other Financial Instruments	196,753,729

Net Increase in Net Assets Resulting from Operations	$214,853,185

The accompanying Notes are an integral part of these financial statements.

12

HIMCO VIT Index Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Operations:
Net investment income	$18,099,456	$19,187,983
Net realized gain on investments and other financial instruments	67,507,849	67,798,334
Net unrealized appreciation of investments and other financial instruments	129,245,880	24,458,604

Net Increase in Net Assets Resulting from Operations	214,853,185	111,444,921

Distributions to Shareholders:
From net investment income
Class IA	(12,747,152)	(13,966,007)
Class IB	(7,046,747)	(8,249,355)

Total distributions from net investment income	(19,793,899)	(22,215,362)

From net realized gain on investments
Class IA	(40,622,917)	(46,415,619)
Class IB	(22,456,734)	(27,416,493)

Total distributions from net realized gain on investments	(63,079,651)	(73,832,112)

Total distributions	(82,873,550)	(96,047,474)

Capital Share Transactions:
Class IA
Sold	24,666,115	21,673,449
Issued on reinvestment of distributions	53,370,069	60,381,626
Redeemed	(85,484,743)	(96,689,732)

Total capital share transactions	(7,448,559)	(14,634,657)

Class IB
Sold	23,656,244	20,176,793
Issued on reinvestment of distributions	29,503,481	35,665,848
Redeemed	(84,739,490)	(93,903,225)

Total capital share transactions	(31,579,765)	(38,060,584)

Net decrease from capital share transactions	(39,028,324)	(52,695,241)

Net Increase (Decrease) in Net Assets	92,951,311	(37,297,794)

Net Assets:
Beginning of period	1,058,626,088	1,095,923,882

End of period	$1,151,577,399	$1,058,626,088

Undistributed net investment income	$17,700,068	$18,623,721

Shares:
Class IA
Sold	551,836	529,762
Issued on reinvestment of distributions	1,265,593	1,499,047
Redeemed	(1,918,202)	(2,384,897)

Total share activity	(100,773)	(356,088)

Class IB
Sold	544,452	504,675
Issued on reinvestment of distributions	709,901	895,227
Redeemed	(1,930,553)	(2,344,051)

Total share activity	(676,200)	(944,149)

The accompanying Notes are an integral part of these financial statements.

13

HIMCO VIT Index Fund

Notes to Financial Statements

December 31, 2017

1.	Organization:

HIMCO Variable Insurance Trust (the “Trust”) is an open-end registered management investment company. The Trust is organized under the laws of the State of Delaware and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”).

HIMCO VIT Index Fund (the “Fund”) serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“Hartford Life”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

The Fund is a series of the Trust. The Fund is the successor of a series of Hartford Series Fund, Inc. (the “Hartford Index HLS Fund”). The reorganization of the Hartford Index HLS Fund with and into the Fund occurred on October 20, 2014. All information regarding and references to periods prior to October 20, 2014 relate to the Hartford Index HLS Fund. The Fund is a diversified open-end management investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The Fund is authorized to issue an unlimited number of shares for each class.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a distribution plan (the “Distribution Plan”) approved by the Board of Trustees in accordance with Rule 12b-1 under the 1940 Act and the requirements of the applicable market conduct rules of the Financial Industry Regulatory Authority concerning asset-based sales charges.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, the Fund will treat such day as a typical business day and accept purchase and redemption orders and calculate the Fund’s NAV as of 4:00 p.m. Eastern Time. The NAV for each class of shares is determined by dividing the value of the Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class. For any day where, due to technical or other issues, trading is halted before the scheduled close of the Exchange, and not as part of a trading halt that is effected on a market-wide basis, the Fund may elect to continue to treat the Valuation Date as occurring at the time of the schedule close of the Exchange. Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales were reported, market value is based on prices obtained from independent pricing services, a quotation reporting system or established market makers. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board of Trustees. Market prices are considered not readily available where there is an absence of

14

HIMCO VIT Index Fund

Notes to Financial Statements – (continued)

December 31, 2017

current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities or other instruments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that the Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income securities, including those with a remaining maturity of less than sixty (60 days), and non-exchange traded derivatives held by the Fund are valued in accordance with procedures established by the Board of Trustees. Such investments are normally valued on the basis of quotes obtained from independent pricing services or brokers and dealers. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, the Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. If pricing services do not provide a price for short term investments maturing in 60 days or less, such investments are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

If pricing services do not provide a price for short term investments maturing in 60 days or less, such investments are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange traded futures, options and options on futures are valued in accordance with procedures established by the Board of Trustees. Such instruments are normally valued on the basis of quotes obtained from independent pricing services. Prices obtained from independent pricing services use most recent settlement prices and/or bid and ask prices for futures; and last sale prices and bid and ask prices for options and options on futures. If pricing services are not able to provide prices for futures, such instruments will generally be valued at the most recent trade price as of the NYSE Close. If pricing services are not able to provide prices for options and options on futures, such instruments will generally be valued on the basis of quotes obtained from brokers, dealers or market makers. If the option is out of the money, within 30 days of expiration and no bid price is available, the option may be valued at zero. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. The determination of which category within the fair value hierarchy is appropriate for any given instrument is based on the lowest level of input that is significant to the fair value measurement. These levels are:

•	Level 1 – Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, investment companies, exchange traded funds, rights and warrants.
•

Level 2 – Observable inputs other than Level 1 prices, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in

15

HIMCO VIT Index Fund

Notes to Financial Statements – (continued)

December 31, 2017

markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities or other market corroborated inputs. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.
•	Level 3 – Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The procedures adopted by the Board of Trustees define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee has the overall responsibility for implementing the procedures adopted by the Board of Trustees, including the responsibility for determining the fair value of the Fund’s investments. The Valuation Committee is also responsible for determining in good faith the fair value of an investment when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment, as provided by the primary pricing service or alternative source, is believed not to reflect the investment’s fair value as of the Valuation Date.

The Valuation Committee is comprised of the Trust’s Chief Executive Officer, Treasurer, Chief Operating Officer, and Chief Legal Officer, or their designees, and other personnel of the investment manager subject to prior approval by the Board of Trustees. In addition, the Trust’s Chief Compliance Officer (“CCO”) shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures and to keep the Trust’s CCO regularly informed of pricing and Valuation Committee proceedings. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s adviser, knowledgeable brokers, and legal counsel in making such determination.

At each quarterly meeting of the Board of Trustees, the Valuation Committee provides a written report that includes details of all fair-valued investments to the extent any are fair-valued, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” review). The Board of Trustees then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary included in the Schedule of Investments.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is recorded on the ex-dividend date. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

16

HIMCO VIT Index Fund

Notes to Financial Statements – (continued)

December 31, 2017

d)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Board of Trustees based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and to make distributions of realized gains, if any, at least once per year.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include, but are not limited to, losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements and Reverse Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer, the Fund, at a mutually agreed upon time and price. A reverse repurchase agreement is an agreement by which the Fund agrees to sell an investment and agrees to repurchase the investment sold from the buyer, the counterparty, at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk – that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of December 31, 2017.

b)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. When-issued and delayed delivery investments and forward commitments involve the risk that the investment the Fund buys will lose value prior to its delivery. There are also risks that the investment will never be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the investment and any gain in the investment’s price. The Fund did not hold when-issued or delayed-delivery investments as of December 31, 2017.

17

HIMCO VIT Index Fund

Notes to Financial Statements – (continued)

December 31, 2017

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments in the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses in the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to the Schedule of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized appreciation and depreciation on derivative instruments during the year are disclosed in the Statement of Operations.

a)	Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of December 31, 2017.

Additional Derivative Instrument Information:

Fair Value of Derivative Instruments in the Statement of Assets and Liabilities as of December 31, 2017:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures(1)	$—	$—	$—	$42,495	$—	$—	$42,495

Total	$—	$—	$—	$42,495	$—	$—	$42,495

(1)	Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended December 31, 2017.

The Effect of Derivative Instruments in the Statement of Operations for the year ended December 31, 2017:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain on futures	$—	$—	$—	$1,856,081	$—	$—	$1,856,081

Total	$—	$—	$—	$1,856,081	$—	$—	$1,856,081

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of futures	$—	$—	$—	$59,959	$—	$—	$59,959

Total	$—	$—	$—	$59,959	$—	$—	$59,959

18

HIMCO VIT Index Fund

Notes to Financial Statements – (continued)

December 31, 2017

b)	Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and the Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of the Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. The Fund is required to deposit financial collateral (including cash collateral) at the Fund’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

The following tables present the Fund’s derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statement of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement (“MNA”) and net of the related collateral received/pledged by the Fund as of December 31, 2017:

Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$42,495	$—

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	42,495	—

Derivatives not subject to a MNA	(42,495)	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

5.	Principal Risks:

The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (“IRC”), by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, adjustments related to REITs, certain derivatives and corporate actions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

19

HIMCO VIT Index Fund

Notes to Financial Statements – (continued)

December 31, 2017

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Ordinary Income	$20,235,166	$22,579,859
Long-Term Capital Gains(1)	62,638,384	73,467,615

(1)	The Fund designates these distributions as capital gain dividends per IRC Sec. 852(b) (3) (C).

As of December 31, 2017, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$18,550,911
Undistributed Long-Term Capital Gain	64,829,888
Unrealized Appreciation (Depreciation)	582,042,391

Total Accumulated Earnings (Deficit)	$665,423,190

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as REITs and corporate actions. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statements of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the fiscal year ended December 31, 2017, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Paid In Capital	$(822,738)
Undistributed Net Investment Income	770,790
Accumulated Net Realized Gain	51,948

e)	Capital Loss Carryforward – Under U.S. tax law, the Fund is permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforwards for U.S. federal income tax purposes as of December 31, 2017.

f)	Federal Tax Cost – At December 31, 2017, the cost of securities (including derivatives) for federal income tax purposes was $569,419,650, and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Amount
Unrealized Appreciation	$598,942,573
Unrealized Depreciation	(16,900,182)

Net Unrealized Appreciation	$582,042,391

g)	Accounting for Uncertainty in Income Taxes – In accordance with U.S. GAAP, the Fund analyzes all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2017. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

20

HIMCO VIT Index Fund

Notes to Financial Statements – (continued)

December 31, 2017

7.	Fees and Expenses:

a)	Investment Management Agreement – Hartford Investment Management Company (“Hartford Investment Management”) serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Trust. Hartford Investment Management is a wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). The investment manager provides day-to-day investment management services to the Fund and has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for operation of the Fund.

The schedule below reflects the rates of compensation as a percentage of the Fund’s average daily net assets paid to the investment manager for investment management services rendered as of December 31, 2017; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $2 billion	0.30%
On next $3 billion	0.20%
On next $5 billion	0.18%
Over $10 billion	0.17%

b)	Accounting Services Agreement – State Street Bank and Trust Company (“State Street Bank”) provides the Fund with accounting services pursuant to a fund accounting agreement by and between the Trust, on behalf of the Fund, and State Street Bank. The amount paid for accounting services can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

c)	Operating Expenses – Allocable expenses incurred by the Trust are allocated to the Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within the Fund.

Hartford Investment Management has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses of the Fund as follows; 0.33% for Class IA and 0.58% for Class IB. This contractual arrangement will remain in effect until April 30, 2018, and shall renew automatically for one-year terms unless the investment manager provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

d)	Distribution Plan for Class IB Shares – HIMCO Distribution Services Company, a wholly owned subsidiary of The Hartford, serves as the principal underwriter and distributor of the Fund. The Trust, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act for Class IB shares to compensate the distributor, from assets attributable to the services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the review and approval of the Board of Trustees.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board of Trustees has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities, including insurance company affiliates of Hartford Investment Management, providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. The distribution fee paid during the period can be found in the Statement of Operations. These fees are accrued daily and paid monthly or at such other intervals as the Board of Trustees may determine.

e)	Transfer Agent Fees – State Street Bank provides transfer agent services to the Fund. The transfer agent is reimbursed for out-of-pocket expenses and other costs associated with the services it provides to the Fund, including costs invoiced by sub-contractors. Hartford Investment Management and its affiliates may pay, out of their own assets, compensation to third-party administrators for recordkeeping and other administrative services. The amount paid for transfer agent services can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

21

HIMCO VIT Index Fund

Notes to Financial Statements – (concluded)

December 31, 2017

f)	Trustee Fees – The Board of Trustees is responsible for oversight of the Fund. The Board of Trustees elects officers who are responsible for the day to day operations of the Fund. The Board of Trustees oversees the investment manager and the other principal service providers of the Fund. The Board of Trustees currently holds four regularly scheduled meetings throughout each year. In addition, the Board of Trustees may hold special meetings at other times either in person or by telephone. The Trustee fees paid during the period can be found in the Statement of Operations.

8.	Investment Transactions:

For the year ended December 31, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term investments) was as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$37,769,798
Sales Proceeds Excluding U.S. Government Obligations	137,578,925

9.	Pending Legal Proceedings:

On June 2, 2011, a complaint was filed against Hartford Investment Management Company in the United States District Court of Connecticut (Deutsche Bank Trust Company Americas v. Aetna, Inc., ING Investment Trust Co., Milan E. Chilla, Hartford Investment Management Co., and UBS AG (D. Conn.)). In a similar action, plaintiffs filed a complaint listing The Hartford Index HLS Fund, which was merged into HIMCO VIT Index Fund in October, 2014, as members of the defendant class (The Official Committee of Unsecured Creditors of Tribune Company v. Fitzsimons, et al. (Bankr. D. Del.)). The complaints relate to the bankruptcy of the Tribune Company, which was a public company that repurchased its shares in a leveraged buyout in 2007, but entered bankruptcy a year later. The plaintiffs in each case allege that the repurchase of shares acted as a fraudulent transfer. The plaintiffs in each case seek to recover from each class member the amount of consideration received in the buyout. The Hartford Index HLS Fund held 23,987 shares and received $815,558 in the buyout. The Hartford Index HLS Fund is listed as a member of the defendant shareholder class in an exhibit to the Complaint. Each action was transferred to the United States District Court for the Southern District of New York. In September 2013, the court dismissed the Deutsche Bank Trust Company Americas action, and this dismissal was affirmed in March 2016 by the United States Court of Appeals for the Second Circuit. In The Official Committee of Unsecured Creditors of Tribune Company action, the court in January 2017 granted the motion to dismiss filed in 2014 by the shareholder defendants. As a result, the shareholder defendants, including The Hartford Index HLS Fund, have all now been dismissed from the case. Because other non-shareholder defendants remain in the lawsuit, the dismissal order is not immediately appealable by the plaintiff, but an eventual appeal is expected. The Hartford, on behalf of the Fund, intends to continue to vigorously defend these actions.

10.	Indemnifications:

Under the Trust’s organizational documents, the Trust shall indemnify its officers and trustees to the full extent required or permitted under The Delaware Statutory Trust Act and the federal securities laws. In addition, the Trust, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

11.	Subsequent Event:

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the Financial Statements were issued. Except as noted below, based on this evaluation, no adjustments to, or disclosures in, the Financial Statements were necessary as of December 31, 2017.

At a meeting held on December 1, 2017, the Board of Trustees unanimously approved an Agreement and Plan of Reorganization for the reorganization of the Fund with and into BlackRock S&P 500 Index V.I. Fund, a series of BlackRock Variable Series Funds, Inc. (the “Reorganization”). The Board of Trustees has called for a special meeting of shareholders of the Fund to be held on April 4, 2018 for the purpose of seeking approval of the Agreement and Plan of Reorganization. If approved, the Reorganization is expected to occur on or about April 23, 2018, resulting in the termination, dissolution and complete liquidation of the Fund as a series of the Trust.

22

HIMCO VIT Index Fund

Financial Highlights

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Realized Gain on Investments	Total Distributions	Net Asset Value End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets
HIMCO VIT Index Fund
For the Year Ended December 31, 2017
IA	$41.58	$0.76	$7.79	$8.55	$(0.82)	$(2.61)	$(3.43)	$46.70	21.44%	$755,848	0.38%	0.33%	1.72%
IB	41.09	0.64	7.68	8.32	(0.82)	(2.61)	(3.43)	45.98	21.13	395,729	0.63	0.58	1.47

For the Year Ended December 31, 2016
IA	$40.92	$0.79	$3.82	$4.61	$(0.91)	$(3.04)	$(3.95)	$41.58	11.59%	$677,208	0.38%	0.33%	1.93%
IB	40.57	0.68	3.79	4.47	(0.91)	(3.04)	(3.95)	41.09	11.34	381,418	0.63	0.58	1.68

For the Year Ended December 31, 2015
IA	$41.11	$0.79	$(0.34)	$0.45	$(0.15)	$(0.49)	$(0.64)	$40.92	1.06%	$680,974	0.42%	0.33%	1.92%
IB	40.86	0.69	(0.34)	0.35	(0.15)	(0.49)	(0.64)	40.57	0.82	414,950	0.67	0.58	1.67

For the Year Ended December 31, 2014
IA	$38.54	$0.69	$4.23	$4.92	$(0.58)	$(1.77)	$(2.35)	$41.11	13.33%	$760,768	0.33%	0.33%	1.74%
IB	38.35	0.59	4.19	4.78	(0.50)	(1.77)	(2.27)	40.86	13.01	467,467	0.58	0.58	1.49

For the Year Ended December 31, 2013(4)
IA	$29.69	$0.62	$8.85	$9.47	$(0.62)	$—	$(0.62)	$38.54	31.95%	$763,868	0.33%	0.33%	1.79%
IB	29.56	0.53	8.80	9.33	(0.54)	—	(0.54)	38.35	31.61	413,119	0.58	0.58	1.54

(1)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
(3)	Adjustments include waivers and reimbursements, if applicable.
(4)	Financial highlights for the fiscal year ended December 31, 2013 were audited by the Predecessor Fund’s auditor.

Portfolio Turnover Rate for All Share Classes
For the Year Ended December 31, 2017	3%
For the Year Ended December 31, 2016	12
For the Year Ended December 31, 2015	8
For the Year Ended December 31, 2014	3
For the Year Ended December 31, 2013(1)	3

(1)	Financial highlights for the fiscal year ended December 31, 2013 were audited by the Predecessor Fund’s auditor.

23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of HIMCO Variable Insurance Trust and Shareholders of

HIMCO VIT Index Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of HIMCO VIT Index Fund (the “Fund”), a series of the HIMCO Variable Insurance Trust, including the schedule of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended, and the related notes. The financial highlights for the year ended December 31, 2013 were audited by other auditors. Those auditors expressed an unqualified opinion on the financial highlights in their report dated February 17, 2014. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 11 to the financial statements, on December 1, 2017, the Board of Trustees unanimously approved an Agreement and Plan of Reorganization for the reorganization of the Fund with and into BlackRock S&P 500 Index V.I. Fund, a series of BlackRock Variable Series Funds, Inc.

Deloitte & Touche LLP

Boston, Massachusetts

February 12, 2018

We have served as the auditor of one or more HIMCO Variable Insurance Trust investment companies since 2014.

24

HIMCO VIT Index Fund

Trustees and Officers (Unaudited)

The Board of Trustees and officers of the Trust, their business addresses, principal occupations for at least the past five years and years of birth are listed in the tables below. The Board of Trustees (i) provides broad supervision over the affairs of the Trust and the Fund and (ii) elects officers who are responsible for the day-to-day operations of the Fund and the execution of policies formulated by the Board of Trustees. The first table below provides information about those trustees who are deemed not to be “interested persons” of the Trust, as that term is defined in the 1940 Act (i.e., “non-interested trustees”), while the second table below provides information about the Trust’s “interested” trustees and the Trust’s officers.

Non-Interested	Trustees

Birth and Address	Position Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships for Public Companies and Other Registered Investment Companies Held by Trustee
PAUL BRAVERMAN (1949) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Lead Independent Trustee	Since 2014	Mr. Braverman is a private investor. He was a Partner and Chief Financial Officer of Wellington Management Company, LLP until 2007. He currently serves as a board member at Aesir Capital Management, Claren Road Asset Management, and Kieger (US) Ltd., investment advisory firms, and Leerink Swann Holdings, a healthcare investment bank.	2	Mr. Braverman currently serves as an Independent Trustee of GMO Trust (January 2009 to present) (54 funds overseen).

MARK OSTERHELD (1955) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Trustee	Since 2014	Mr. Osterheld is a private investor. Mr. Osterheld was Vice President of Treasury Oversight at Fidelity Investments until 2013.	2	None.

VANESSA WILSON (1959) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Trustee	Since 2014	Ms. Wilson is a private investor. Ms. Wilson served as Chief Financial Officer of Golden Seeds LLC, and of Golden Seeds Fund 2 GP until September 2015. Ms. Wilson worked for Deutsche Bank Securities until 2007, where she was a Managing Director and an equity research analyst.	2	None.

*	Term of Office: Each trustee may serve until his or her successor is elected and qualifies.

25

HIMCO VIT Index Fund

Trustees and Officers (Unaudited) (continued)

Officers and Interested Trustees

Name, Year of Birth and Address	Position Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
BRION JOHNSON** (1960) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Trustee and Chairman of the Board	Since 2014	Mr. Johnson currently serves as President of Hartford Investment Management and President of Hartford Life. From 2011 to 2012, Mr. Johnson served as a Managing Director, Chief Financial Officer and Head of Strategy and Development for Hartford Investment Management. Prior to joining Hartford Investment Management, Mr. Johnson served as Managing Member of Shoreline Arts and Publishing, LLC, a publishing and marketing business. From 2001 to 2008, Mr. Johnson was Executive Vice President and Head of Portfolio Management of PPM America, an affiliate of Prudential, plc.	2	None.

HUGH WHELAN** (1960) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Trustee	Since 2014	Mr. Whelan is a private investor. Mr. Whelan was the Head of Quantitative Equities and Interim President of Hartford Investment Management until 2012. Prior to joining Hartford Investment Management, Mr. Whelan was the Head of Quantitative Equities at ING Investment Management from 2001 to 2005.	2	None.

JEREMY BILLIEL† (1979) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Treasurer	Since 2018

Mr. Billiel currently serves as Vice President of Hartford Investment Management, overseeing all FP&A activities for the firm. From 2014 to 2017, he served as Assistant Treasurer of HIMCO Variable Insurance Trust. Prior to 2013, Mr. Billiel held various roles within The Hartford’s Personal Lines division and ING Investment management.

				N/A	N/A

CHRISTOPHER CONNER (1970) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Chief Compliance Officer	Since 2016	Mr. Conner currently serves as Chief Compliance Officer of Hartford Life separate accounts and various Hartford entity broker-dealers. Prior to 2009, he served as Chief Compliance Officer and Counsel for Hartford Life Distributors, LLC.	N/A	N/A

†	Mr. Billiel was appointed Treasurer of the Trust effective January 15, 2018.
*	Term of Office: Each officer and Trustee may serve until his or her successor is elected and qualifies.
**	“Interested person,” as defined in the 1940 Act, of the Company because of the person’s affiliation with, or equity ownership of, Hartford Investment Management or affiliated companies.

26

HIMCO VIT Index Fund

Trustees and Officers (Unaudited) (concluded)

Name, Year of Birth and Address	Position Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
ERIC FAY (1962) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Chief Operating Officer	Since 2015	Mr. Fay currently serves as an Executive Vice President and Head of Business Operations of Hartford Investment Management. Prior to joining Hartford Investment Management, Mr. Fay served as Senior Vice President of Operations and Administration at The Hartford Bank. Before that Mr. Fay was a Senior Vice President and Chief Trust Officer for Guardian Life Insurance Company.	N/A	N/A

BRENDA PAGE (1965) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Secretary and Chief Legal Officer	Since 2014	Ms. Page currently serves as Vice President and Assistant General Counsel of The Hartford and Director of the Investment Law Group and Chief Compliance Officer of Hartford Investment Management.	N/A	N/A

MATTHEW POZNAR (1959) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	President	Since 2014	Mr. Poznar currently serves as an Executive Vice President in the General Account Portfolio Management Group of Hartford Investment Management.	N/A	N/A

*  Term of Office: Each officer and Trustee may serve until his or her successor is elected and qualifies.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 1-800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. Additionally, a complete list of holdings is available on the Fund’s website at www.HVITFunds.com.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 1-800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

27

HIMCO VIT Index Fund

Expense Example (Unaudited)

Your Fund’s Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of July 1, 2017 through December 31, 2017.

Actual Expenses

The first set of rows of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of rows of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or fees which may be applied at the variable life insurance, variable annuity, or qualified retirement plan product level. Therefore, the second set of rows of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17 - 12/31/17(1)	Net Annualized Expense Ratio(2)
Actual
Class IA	$1,000	$1,112.20	$1.76	0.33%
Class IB	$1,000	$1,111.00	$3.09	0.58%
Hypothetical
Class IA	$1,000	$1,023.54	$1.68	0.33%
Class IB	$1,000	$1,022.28	$2.96	0.58%

(1)	Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.
(2)	Net annualized expense ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Fees and Expenses of the accompanying Notes to Financial Statements.

28

HIMCO VIT Index Fund

Approval of Investment Management Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees, including a majority of those trustees who are not parties to the agreement or “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Trustees”), annually review and consider the continuation of the mutual fund’s investment advisory agreement. At an in-person meeting held on December 1, 2017 (the “Meeting”), the Board of Trustees (the “Board”) of HIMCO Variable Insurance Trust (the “Trust”), including each of the Independent Trustees, unanimously voted to approve the continuation of the investment management agreement between Hartford Investment Management Company (“HIMCO” or the “Investment Manager”) and the Trust (the “Agreement”), on behalf of HIMCO VIT Index Fund (the “Fund”).

In connection with the renewal process and in advance of the Meeting, HIMCO provided information, including written responses and other supporting materials, to the Board in response to a request for information made on behalf of the Independent Trustees to facilitate the Board’s evaluation of the terms of the Agreement. In addition, the Board considered such additional information as it deemed reasonably necessary to evaluate the Agreement, which included information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreement at the Meeting. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal, compliance and risk management matters, shareholder services and the other services provided to the Fund by the Investment Manager and its affiliates. The Board also considered the in-person presentations by Fund officers and representatives of HIMCO concerning the Agreement.

Broadridge Financial Solutions (“Broadridge”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of comparable mutual funds with similar investment objectives.

In determining whether to continue the Agreement for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreement was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreement. The Independent Trustees were also furnished with advice from their independent legal counsel, including advice regarding the legal standards applicable to their evaluation of the terms of the Agreement. Throughout the evaluation process, the Board was also assisted by counsel for the Fund. The Independent Trustees met in executive session with their independent counsel, outside the presence of the interested Trustees, Fund officers and representatives of HIMCO, to discuss the Agreement and the services provided by the Investment Manager and its affiliates. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the Agreement is provided below.

In considering whether to approve the continuation of the Agreement, the Board noted that it unanimously approved (i) an Agreement and Plan of Reorganization that would reorganize the Fund with and into BlackRock S&P 500 Index V.I. Fund, a series of BlackRock Variable Series Funds, Inc. (the “BlackRock Reorganization”); and (ii) a submission to shareholders regarding a proposal to approve the Agreement and Plan of Reorganization. The Board considered that if approved by shareholders of the Fund, the BlackRock Reorganization is expected to occur on or about April 23, 2018.

Nature, Extent and Quality of Services Provided by the Investment Manager

The Board requested and considered information concerning the nature, extent and quality of the services provided to the Fund by the Investment Manager. The Board considered, among other things, the terms of the Agreement and the range of services provided by the Investment Manager, including, among other things, managing the Fund’s assets, assuring compliance with the Fund’s investment objective and limitations and coordinating and overseeing the services of the Fund’s service providers. The Board further considered the Investment Manager’s qualifications, experience and personnel. In this regard, they considered personnel changes at HIMCO since the Board’s initial approval of the investment management agreement. Moreover, the Board considered HIMCO’s oversight of potential conflicts of interest between the Fund’s investments and those of other funds or accounts managed by the Fund’s portfolio management personnel.

The Board also requested and evaluated information concerning the Investment Manager’s regulatory and compliance environment. In this regard, the Board requested and reviewed information about the Investment Manager’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer about the Investment Manager’s

29

HIMCO VIT Index Fund

Approval of Investment Management Agreement (Unaudited) (continued)

compliance with applicable laws and regulations. The Board also noted the Investment Manager’s support of the Fund’s compliance control structure, particularly the resources devoted by the Investment Manager in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act, as well as the efforts of HIMCO and its affiliates to combat cybersecurity risks and invest in business continuity planning.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIMCO.

Performance of the Fund and the Investment Manager

The Board considered the investment performance of the Fund, noting that performance information for periods prior to October 20, 2014 related to that of a series of Hartford Series Fund, Inc. (the “Predecessor Fund”) which was reorganized into the Fund on that date (the “Reorganization”). The Board noted that, prior to the Reorganization, Hartford Funds Management Company, LLC served as the investment manager to the Predecessor Fund and HIMCO served as the sub-adviser to the Predecessor Fund. The Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIMCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Investment Manager concerning Fund performance, as well as information from Broadridge comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 3rd quartile of its performance universe for the 1-, 3- and 5-year periods. The Board also considered that the Fund’s performance was in line with its benchmark for the 1-, 3- and 5-year periods, noting that the Fund is designed to track its benchmark closely.

The Board considered the detailed investment analytics reports provided by HIMCO throughout the year. These reports include, among other things, information on the Fund’s returns, the Fund’s investment performance relative to the benchmark and various statistics concerning the Fund’s portfolio.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIMCO’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Investment Manager

The Board reviewed information regarding HIMCO’s cost to provide investment management and related services to the Fund and HIMCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIMCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the analysis provided to the Board reflected HIMCO’s projected expenses and profitability for the first six months of the 2018 fiscal year. The Board considered that the management of the Fund was unprofitable for HIMCO for the 2017 fiscal year. The Board also reviewed the fees paid to participating insurance companies from HIMCO’s assets, including any profits.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Investment Manager and its affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Investment Manager

The Board considered the comparative information that had been provided with respect to the services rendered to and management fees paid by the Fund to HIMCO and the total expense ratios of the Fund. In this regard, the Board reviewed information from Broadridge comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of peer funds. The Board also reviewed the different types of fees charged to the Fund, noting that there had been no changes to the management fees or expense reimbursement arrangements since they were originally approved in April 2014. The Board considered that the management fee for the Fund includes the provision by HIMCO of certain administrative services to the Fund. The Board noted that the Fund’s contractual management fee, actual management fee, and total expenses were above the median of its expense group. The Board discussed the Fund’s fee levels, the Fund’s overall expense ratio and HIMCO’s profitability with respect to the Fund. The Board noted that the Fund’s Class IA and Class IB have contractual expense caps of 0.33% and 0.58%, respectively, which are scheduled to expire on April 30, 2018. The Board considered that HIMCO would voluntarily extend the expense caps through the closing date of the BlackRock Reorganization if completion of the BlackRock Reorganization were to occur after April 30, 2018.

30

HIMCO VIT Index Fund

Approval of Investment Management Agreement (Unaudited) (concluded)

While the Board recognized that comparisons between the Fund and peer funds may be imprecise, given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Investment Manager, the comparative information provided by Broadridge assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board considered information regarding the extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board noted that the management fee schedule for the Fund includes breakpoints that are designed to reduce the management fee rates as the Fund’s average daily net assets increase. The Board recognized that a fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also noted that expense limitations that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund’s assets decline. After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels.

Other Benefits

The Board considered other benefits to the Investment Manager and its affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by an affiliate of HIMCO.

The Board also considered that HIMCO Distribution Services Company (“HDSC”), an affiliate of HIMCO, serves as principal underwriter of the Fund. As principal underwriter, HDSC receives distribution and service (12b-1) fees from the Fund. The Board reviewed information on the profitability of HDSC and noted that HDSC pays all 12b-1 fees received from the Fund to participating insurance companies or their affiliated broker-dealers, including insurance companies affiliated with HIMCO.

* * * *

Based upon its review of these various factors, among others, the Board, including all of the Independent Trustees, concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreement for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves.

31

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

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of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

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We may obtain Personal Information from:

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This Customer Privacy Notice is being provided on behalf of The Hartford Financial Services Group, Inc. and its affiliates, to the extent required by the Gramm-Leach-Bliley Act and implementing regulations.

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; DMS R, LLC; First State Insurance Company; Fountain Investors I LLC; Fountain Investors II LLC; Fountain Investors III LLC; Fountain Investors IV LLC; FP R, LLC (Delaware); FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Financial Services, LLC; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Group Benefits Holding Company; Hartford Holdings, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life, Inc.; Hartford Life International Holding Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; HDC R, LLC .; Heritage Holdings, Inc.; HIMCO Distribution Services Company; HIMCO Variable Insurance Trust; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; ; Lanidex R, LLC (Delaware); Lattice Strategies LLC; Maxum Casualty Insurance Company; Maxum Indemnity Company; Maxum Specialty Services Corporation; MPC Resolution Company LLC; New England Insurance Company; New England Reinsurance Corporation; Northern Homelands Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company.

Revised March 2017

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer to buy or sell an annuity contract or qualified retirement plan, fund or any security. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus (which contains all pertinent product information including the applicable sales, administrative and other charges) and the current prospectus and/or summary prospectus of the Fund available for investment thereunder.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of the HIMCO VIT Index Fund before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or from www.hvitfunds.com. Please read them carefully before investing.

Hartford Investment Management is an SEC-registered investment adviser. SEC registration does not imply a certain level of skill or training; nor does it imply that the SEC has sponsored, recommended, or otherwise approved of Hartford Investment Management.

Distributor: HIMCO Distribution Services Company, member FINRA, SIPC, a broker-dealer affiliated with Hartford Investment Management. Not FDIC Insured – No Bank Guarantee – May Lose Value

HVIT

HIMCO VARIABLE INSURANCE TRUST

HIMCO VIT PORTFOLIO DIVERSIFIER FUND

TOKYO
THU MAY

2017 Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Shareholders:

Thank you for investing in the HIMCO Variable Insurance Trust (HVIT) funds.

Market Review

2017 was a very strong year for financial markets and investment returns. A key driver was synchronized economic growth across the globe. For the first time in the post-2008 financial crisis period, the major economies of the U.S., Europe, Japan, China and the Emerging Markets all experienced accelerating economic growth at the same time.

U.S. companies benefited strongly from this uptick in global growth, and a weaker U.S. dollar versus most currencies helped increase the competitiveness of U.S. products and services in foreign markets. U.S. fiscal policy has taken on a clear pro-growth stance with the passage of tax reform and rollback of regulations. Monetary policy continues to be well telegraphed and a successor, Jerome Powell, is set to replace U.S. Federal Reserve (Fed) Chair Janet Yellen in early 2018. Powell is a choice that the market appears to be very comfortable with and is expected to represent a high degree of continuity from the Yellen-led Fed.

The second half of 2017 saw U.S. GDP growth accelerate to nearly 3%. The U.S. unemployment rate sits just above 4%, the lowest level since 2000. Often, stronger economic growth and low levels of unemployment lead to an increase in interest rates as market participants anticipate higher levels of inflation, and/or actions by the Fed to increase rates to head-off inflation. But longer-dated U.S. Treasury rates have not increased. The 10 year treasury yield ended 2016 at 2.44% and ended 2017 at 2.40%. Accelerating growth with sustained low interest rates provide a strong foundation for financial assets. Volatility measures were muted all year and the S&P 500 posted positive returns in all 12 months of 2017.

For the full year, U.S. stocks and bonds delivered very strong performance. U.S. stocks (as represented by the S&P500 Index1) returned 21.8% – the ninth consecutive year of positive returns, while U.S. bonds (as represented by the Bloomberg Barclays U.S. Aggregate Bond Index2) returned 3.5%.

As we enter 2018, the global economy has positive momentum and U.S. corporations are set to receive the biggest tax cut in the last 30 years. In our view, signs appear to point to a continued favorable outlook in 2018. We expect U.S. growth to moderate slightly from 2017, but continue to provide a strong economic backdrop for financial markets. In 2017, persistent U.S. dollar weakness and the strong recovery in capital expenditure from the industrial recession of 2015/16 fueled economic outperformance, which will be difficult to replicate in 2018. However, we believe that increased consumer spending and capital expenditures driven by tax reform could be catalysts for a further upside surprise in growth.

As with any outlook, there are risks and uncertainties. We expect Central Banks to continue to pull back the securities purchase programs they initiated post-2008 financial crisis to lower interest rates and stimulate economic growth. These “Quantitative Easing” programs were instrumental in promoting growth. Just as there was uncertainty as to the effects of these programs when they were ramping up, there are many questions as to the impacts of their withdrawal.

International tensions remain a risk for 2018. Looming North American Free Trade Agreement negotiations, China, Brexit, and North Korea remain key flashpoints. We expect longer term interest rates to continue to move higher and the yield curve to continue to flatten over the course of 2018. We believe the Fed is likely to continue raising short-term interest rates, with risks that they either increase too quickly and severely dampen economic growth, or increase too slowly and let inflation get out of hand.

We are reminded on a regular basis that financial markets can often surprise, which is why you should consider regular reviews with your financial advisor. Your advisor can help you understand market issues, invest with confidence, and help ensure that your investment goals, time horizon and risk tolerance are what drive your investment strategy.

Thank you again for investing with the HIMCO Variable Insurance Trust funds.

Matthew J. Poznar

President, HVIT

[1]	The S&P 500 Index is a market capitalization-weighted index designed to measure market results for large-capitalization United States equities.
[2]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency).

HIMCO VIT Portfolio Diversifier Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer to buy or sell an annuity contract or qualified retirement plan, fund or any security. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus (which contains all pertinent product information including the applicable sales, administrative and other charges) and the current prospectus and/or summary prospectus of the Fund available for investment thereunder.

The views expressed in the President’s Letter above and, to the extent included herein, the Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is your outlook?” are views of the Fund’s adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The President’s Letter and, to the extent included herein, the Fund’s Manager Discussion, are for informational purposes only and do not represent investment advice or an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

HIMCO VIT Portfolio Diversifier Fund

(The Fund is advised by Hartford Investment Management Company (“Hartford Investment Management”))	Investment Goal: The Fund seeks to produce investment performance that mitigates against significant declines in the aggregate value of investment allocations to equity mutual funds under certain variable annuity contracts, while also preserving the potential for modest appreciation in the Fund’s net asset value when markets are appreciating.

Performance information for periods prior to October 20, 2014 is that of the Hartford Portfolio Diversifier HLS Fund (the “Predecessor Fund”). Hartford Funds Management Company, LLC served as the investment manager to the Predecessor Fund and Hartford Investment Management, the Fund’s adviser, served as sub-adviser to the Predecessor Fund. The Predecessor Fund had the same investment objective and strategies as the Fund.

The chart above represents the hypothetical growth of a $10,000 investment in Class IB.

Average Annual Total Returns (as of 12/31/17)

	1 Year	5 Years	Since Inception†
HIMCO VIT Portfolio Diversifier Fund IB	-3.36%	-5.05%	-4.67%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.10%	2.92%
S&P 500 Index	21.83%	15.79%	14.00%

†	Inception: 06/06/2011

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2017, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency).

S&P 500 Index is a market capitalization-weighted index designed to measure market results for large-capitalization United States equities.*

* The S&P 500 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by HIMCO Variable Insurance Trust. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by HIMCO Variable Insurance Trust. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

The indices are unmanaged, and their results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes. You cannot invest directly in an index.

Operating Expenses*	Net	Gross
HIMCO VIT Portfolio Diversifier Fund	0.85%	0.97%

*	As shown in the Fund’s current prospectus dated April 30, 2017. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2017.

Gross operating expenses shown are before management fee waivers or expense caps. Performance information may reflect historical or current expense waivers or reimbursements, without which, performance would have been lower.

2

HIMCO VIT Portfolio Diversifier Fund

Net operating expenses are the expenses paid to own the Fund. If the net operating expenses shown are lower than the gross operating expenses, then the net operating expenses reflect contractual management fee waivers and/or expense reimbursements that may not be renewed. The current contractual arrangement with respect to expense reimbursements remains in effect until April 30, 2018, and shall renew automatically for one-year terms unless the investment manager provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk, including the possible loss of principal. The main risks of investing in the Fund are described below. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Fund Strategy Risk – The Fund is available solely to holders of variable annuity contracts issued by Hartford Life Insurance Company (“Hartford Life”) and its affiliates and by Forethought Life Insurance Company (“Forethought”), an unaffiliated insurance company, who have elected a guaranteed benefit rider subject to an allocation requiring investment in the Fund (a “Rider”). The Fund is designed to replicate the performance of the Portfolio Diversifier Index (the “Index”). The Index is a composite index designed by Hartford Life and calculated by Hartford Investment Management. The Index is intended to produce investment performance that mitigate against significant declines in the aggregate value of investment allocations to the equity mutual funds (the “Allocated Funds”) held by Rider holders. Hartford Life and its affiliates and Forethought have financial obligations to holders of the Riders arising from guarantee obligations under the Riders. To the extent that the Fund’s strategy is successful, Hartford Life and its affiliates and Forethought will benefit from a reduction of the risk arising from their guarantee obligations under the Riders, and they will have less risk to hedge under the Riders than would be the case if holders did not allocate to the Fund.

As a holder of a Rider, you also will have exposure to changes in the values of the Allocated Funds, although your particular exposure will differ from the aggregated exposure that the Index is designed to address, depending on your allocations and investment activity, among other factors. Although the Fund may have the effect of mitigating declines in your contract value under a Rider in the event of a significant decline in equity market valuations, the strategy followed by the Fund, if successful, will also generally result in your contract value increasing to a lesser degree than the equity markets, or decreasing, when the values of equity investments are stable or rising. This may deprive you of some or all of the benefit of increases in equity market values under your contract and could also result in a decrease in the value of your variable annuity contract. Depending on future market conditions, you might benefit more from selecting alternative allocations under a guaranteed benefit rider (if available) or alternate investments. In addition, there is no guarantee that the Fund’s strategy will have its intended effect, and it may not work as effectively as is intended. Depending on your particular allocation to the Allocated Funds under a Rider the Fund’s strategy may be more or less effective in mitigating potential losses under your variable annuity contract than may be the case for others who elect a Rider and allocate contract value differently among the Allocated Funds. In particular, the Fund’s investment strategy is not as likely to be as effective with respect to allocations that have relatively lower anticipated correlation to the investment performance of the S&P 500 Index.

Hartford Life’s and Forethought’s financial interest in reducing the volatility of overall contract value invested under the Riders, in light of their obligations under the Riders, may be deemed to present a potential conflict of interest with respect to the interests of the holders of the Riders, in that Hartford Life’s and Forethought’s interest may at times conflict with the Fund’s goal of preserving the potential for modest appreciation in the Fund’s net asset value when markets are appreciating. Hartford Investment Management and

HIMCO Variable Insurance Trust, on behalf of the Fund, have developed procedures designed to address this potential conflict by (i) specifying the processes for developing and communicating the data used to calculate the Index, calculating the Index and managing the Fund to replicate the performance of the Index and (ii) monitoring for compliance with the specified processes.

Derivatives Risk – Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Successful use of derivative instruments by the Fund depends on the investment manager’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the investment manager seeks exposure, or the overall securities markets.

Hedging Risk – Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective.

Leverage Risk – Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly. Leverage may also cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.

Futures and Options Risks – Futures and options may be more volatile than direct investments in the securities underlying the futures and options, may not correlate perfectly to the underlying securities, may involve additional costs, and may be illiquid. Futures and options may also involve the use of leverage as a Fund may make a small initial investment relative to the risk assumed, which could result in losses greater than if futures or options had not been used. Futures and options are also subject to the risk that the other party to the transaction may default on its obligation.

Market Risk – Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends, including adverse changes to credit markets.

Index and Information Risk – The data used by Hartford Investment Management to calculate the Index may not always be current. To the extent the data, and in particular the market-related data, is outdated or inaccurate, the sleeve consisting of (i) a basket of derivatives that generally will increase in value if the S&P 500 Index decreases significantly in value and will generally decrease in value when the S&P 500 Index remains level or increases in value; and (ii) holdings of Treasury securities and other cash investments (the “Derivative Sleeve”) may fail to hedge or may hedge less effectively against equity market declines. In addition, when the values of investments are increasing, the Fund’s value could increase to a lesser extent, or decrease to a greater extent, than would be the case if the data used to calculate the Index were current.

In addition, the Index is intended to hedge against the aggregate allocations of holders of the Riders to the Allocated Funds and not the allocation of any

3

HIMCO VIT Portfolio Diversifier Fund

individual contract owner. The Derivative Sleeve may not be successful in providing an effective hedge, and the hedge, even if effective, will benefit some Rider holders more than others, depending upon the allocations to funds selected by the holders. In particular, contract owners whose allocations have a relatively higher anticipated correlation to the investment performance of the S&P 500 Index will benefit to a greater extent from the hedge during periods of equity market declines.

Investment Strategy Risk – The risk that, if the investment manager’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee that the Fund’s investment objective will be achieved.

Liquidity Risk – The risk that a particular investment may be difficult to sell and that the Fund may be unable to sell the investment at an advantageous time or price. Securities that are liquid at the time of purchase may later become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund’s net asset value.

Credit Risk – Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Interest Rate Risk – The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds fall. Generally, the longer the maturity of a bond, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the U.S. are at, or near, historic lows.

U.S. Government Securities Risk – Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. U.S. government securities may be guaranteed as to the timely payment of interest and principal but not market value. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government. U.S. Government securities are also subject to default risk, that is the risk that the U.S. Treasury will be unable to meet its payment obligations.

4

HIMCO VIT Portfolio Diversifier Fund

Manager Discussion

December 31, 2017

Portfolio Manager

Paul Bukowski, CFA

Executive Vice President and Head of Quantitative Equities

How did the Fund perform?

The Class IB Shares of the HIMCO VIT Portfolio Diversifier Fund (the “Fund”) returned -3.36% for the 12-month period ending December 31, 2017, compared to the returns of the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 3.54%, and the S&P 500 Index, which returned 21.83%, during the same period.

Why did the Fund perform this way?

The Fund performed in line with expectations, which is performance generally “contra” to that of the equity markets as measured by the S&P 500 Index. The Fund generally seeks to invest in derivative securities which are expected to increase in value if the S&P 500 Index declines, as well as securities which are expected to approximate the performance of the Bloomberg Barclays U.S. Aggregate Bond and S&P 500 Indices.

The Fund decreased in value as the S&P 500 Index appreciated 21.83% over the 12-month period. The Fund’s derivative securities, short S&P 500 Index futures and a long-term S&P 500 Index put position, declined in value providing a headwind (i.e. negative impact) to performance. Although the Fund benefited from the positive performance of both the equity and fixed income sleeves, it could not offset the negative performance from the Fund’s derivative sleeve securities.

What is your outlook?

Looking into 2018, we believe equities can continue to deliver strong performance. We expect improved fundamentals based on recently passed tax reform to overshadow weaker technicals and persistently high valuations. The market has already priced in much of the upside of the tax legislation in our view, but we believe lower corporate tax rates should provide a tailwind to corporate earnings. Our outlook is sensitive to the outcome of midterm elections (which could challenge the longevity of tax reform) and meaningful reversal in economic growth.

Diversification by Security Type

as of December 31, 2017

Category	Percentage of Net Assets
Equity Securities
Common Stocks	25.1%
Exchange-Traded Funds	0.3

Total	25.4%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	0.3%
Corporate Bonds	14.5
Foreign Government Obligations	1.1
Municipal Bonds	0.3
U.S. Government Agencies	14.9
U.S. Government Securities	18.4

Total	49.5%

Put Options Purchased	4.8%
Short-Term Investments	14.1
Other assets and liabilities	6.2

Total	100.0%

Credit Exposure

as of December 31, 2017

Credit Rating*	Percentage of Net Assets
AAA/Aaa	21.3%
AA/Aa	15.9
A	7.0
BBB/Baa	5.2
Not Rated	0.1
Non-Debt Securities and Other Short-Term Instruments	44.3
Other assets and liabilities	6.2

Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund’s holdings, as of the date noted, as provided by Standard and Poor’s Corporation (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch. Inc. (“Fitch”) and typically range from AAA/Aaa (highest) to C/D (lowest). Presentation of S&P, Moody’s and Fitch credit ratings in this report have been selected for informational purposes for shareholders, as well as the Fund’s consideration of industry practice. If S&P, Moody’s and Fitch assign different ratings, the median rating is used. If only two agencies assign ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as “Not Rated.” Ratings do not apply to the Fund itself or to the Fund’s shares. Ratings may change.

5

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments

December 31, 2017

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 25.1%
	Automobiles & Components - 0.2%
836	Aptiv plc	$70,918
624	BorgWarner, Inc.	31,880
12,275	Ford Motor Co.	153,315
4,022	General Motors Co.	164,862
775	Goodyear Tire & Rubber Co. (The)	25,040
530	Harley-Davidson, Inc.	26,966

		472,981

	Banks - 1.7%
30,517	Bank of America Corp.	900,862
2,482	BB&T Corp.	123,405
8,318	Citigroup, Inc.	618,942
1,548	Citizens Financial Group, Inc.	64,985
547	Comerica, Inc.	47,485
2,220	Fifth Third Bancorp	67,355
3,401	Huntington Bancshares, Inc.	49,519
10,916	JPMorgan Chase & Co.	1,167,357
3,383	KeyCorp	68,235
474	M&T Bank Corp.	81,049
1,085	People’s United Financial, Inc.	20,289
1,497	PNC Financial Services Group, Inc. (The)	216,002
3,649	Regions Financial Corp.	63,055
1,498	SunTrust Banks, Inc.	96,756
4,960	US Bancorp	265,757
13,942	Wells Fargo & Co.	845,861
628	Zions Bancorp	31,921

		4,728,835

	Capital Goods - 1.9%
1,877	3M Co.	441,789
133	Acuity Brands, Inc.	23,408
299	Allegion plc	23,788
727	AMETEK, Inc.	52,686
459	AO Smith Corp.	28,128
1,332	Arconic, Inc.	36,297
1,761	Boeing Co. (The)	519,336
1,872	Caterpillar, Inc.	294,990
491	Cummins, Inc.	86,730
1,006	Deere & Co.	157,449
490	Dover Corp.	49,485
1,386	Eaton Corp. plc	109,508
2,019	Emerson Electric Co.	140,704
904	Fastenal Co.	49,440
409	Flowserve Corp.	17,231
440	Fluor Corp.	22,726
962	Fortive Corp.	69,601
485	Fortune Brands Home & Security, Inc.	33,193
873	General Dynamics Corp.	177,612
27,283	General Electric Co.	476,088
375	Harris Corp.	53,119
2,397	Honeywell International, Inc.	367,604
970	Illinois Tool Works, Inc.	161,844
786	Ingersoll-Rand plc	70,103
379	Jacobs Engineering Group, Inc.	24,999
2,911	Johnson Controls International plc	110,938
246	L3 Technologies, Inc.	48,671
784	Lockheed Martin Corp.	251,703
990	Masco Corp.	43,501
547	Northrop Grumman Corp.	167,880
1,106	PACCAR, Inc.	78,614
419	Parker-Hannifin Corp.	83,624

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 25.1% - (continued)
	Capital Goods - 1.9% - (continued)
520	Pentair plc	$36,722
487	Quanta Services, Inc.(2)	19,047
909	Raytheon Co.	170,756
404	Rockwell Automation, Inc.	79,325
517	Rockwell Collins, Inc.	70,116
322	Roper Technologies, Inc.	83,398
179	Snap-on, Inc.	31,200
482	Stanley Black & Decker, Inc.	81,791
828	Textron, Inc.	46,857
152	TransDigm Group, Inc.	41,742
266	United Rentals, Inc.(2)	45,728
2,336	United Technologies Corp.	298,004
163	WW Grainger, Inc.	38,509
565	Xylem, Inc.	38,533

		5,354,517

	Commercial & Professional Services - 0.1%
271	Cintas Corp.	42,230
378	Equifax, Inc.	44,574
1,142	IHS Markit Ltd.(2)	51,561
1,053	Nielsen Holdings plc	38,329
714	Republic Services, Inc.	48,273
394	Robert Half International, Inc.	21,883
276	Stericycle, Inc.(2)	18,765
489	Verisk Analytics, Inc.(2)	46,944
1,256	Waste Management, Inc.	108,393

		420,952

	Consumer Durables & Apparel - 0.3%
1,074	DR Horton, Inc.	54,849
349	Garmin Ltd.	20,790
1,148	Hanesbrands, Inc.	24,005
357	Hasbro, Inc.	32,448
414	Leggett & Platt, Inc.	19,760
643	Lennar Corp., Class A	40,663
1,079	Mattel, Inc.	16,595
479	Michael Kors Holdings Ltd.(2)	30,153
199	Mohawk Industries, Inc.(2)	54,904
1,542	Newell Brands, Inc.	47,648
4,134	NIKE, Inc., Class B	258,582
850	PulteGroup, Inc.	28,262
244	PVH Corp.	33,479
174	Ralph Lauren Corp.	18,042
895	Tapestry, Inc.	39,586
593	Under Armour, Inc., Class A(2)	8,557
552	Under Armour, Inc., Class C(2)	7,353
1,032	VF Corp.	76,368
226	Whirlpool Corp.	38,113

		850,157

	Consumer Services - 0.5%
1,283	Carnival Corp.	85,153
78	Chipotle Mexican Grill, Inc.(2)	22,544
389	Darden Restaurants, Inc.	37,352
656	H&R Block, Inc.	17,200
636	Hilton Worldwide Holdings, Inc.	50,791
963	Marriott International, Inc., Class A	130,708
2,508	McDonald’s Corp.	431,677
1,603	MGM Resorts International	53,524
561	Norwegian Cruise Line Holdings Ltd.(2)	29,873
539	Royal Caribbean Cruises Ltd.	64,292
4,476	Starbucks Corp.	257,057

The accompanying Notes are an integral part of these financial statements.

6

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)

December 31, 2017

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 25.1% - (continued)
	Consumer Services - 0.5% - (continued)
319	Wyndham Worldwide Corp.	$36,962
252	Wynn Resorts Ltd.	42,485
1,060	Yum! Brands, Inc.	86,507

		1,346,125

	Diversified Financials - 1.4%
175	Affiliated Managers Group, Inc.	35,919
2,266	American Express Co.	225,036
465	Ameriprise Financial, Inc.	78,804
3,222	Bank of New York Mellon Corp. (The)	173,537
6,054	Berkshire Hathaway, Inc., Class B(2)	1,200,024
388	BlackRock, Inc.	199,319
1,525	Capital One Financial Corp.	151,859
357	Cboe Global Markets, Inc.	44,479
3,753	Charles Schwab Corp. (The)	192,792
1,070	CME Group, Inc.	156,273
1,142	Discover Financial Services	87,843
851	E*TRADE Financial Corp.(2)	42,184
1,028	Franklin Resources, Inc.	44,543
1,104	Goldman Sachs Group, Inc. (The)	281,255
1,840	Intercontinental Exchange, Inc.	129,830
1,281	Invesco Ltd.	46,808
986	Leucadia National Corp.	26,119
523	Moody’s Corp.	77,200
4,380	Morgan Stanley	229,819
366	NASDAQ, Inc.	28,120
850	Navient Corp.	11,322
676	Northern Trust Corp.	67,526
404	Raymond James Financial, Inc.	36,077
802	S&P Global, Inc.	135,859
1,167	State Street Corp.	113,911
2,314	Synchrony Financial	89,343
762	T Rowe Price Group, Inc.	79,957

		3,985,758

	Energy - 1.5%
1,721	Anadarko Petroleum Corp.	92,314
451	Andeavor	51,567
1,198	Apache Corp.	50,580
1,347	Baker Hughes a GE Co.	42,619
1,455	Cabot Oil & Gas Corp.	41,613
2,820	Chesapeake Energy Corp.(2)	11,167
5,975	Chevron Corp.	748,010
300	Cimarex Energy Co.	36,603
468	Concho Resources, Inc.(2)	70,303
3,761	ConocoPhillips	206,441
1,653	Devon Energy Corp.	68,434
1,819	EOG Resources, Inc.	196,288
770	EQT Corp.	43,828
13,330	Exxon Mobil Corp.	1,114,921
2,745	Halliburton Co.	134,148
342	Helmerich & Payne, Inc.	22,107
850	Hess Corp.	40,350
6,042	Kinder Morgan, Inc.	109,179
2,673	Marathon Oil Corp.	45,254
1,536	Marathon Petroleum Corp.	101,345
1,196	National Oilwell Varco, Inc.	43,080
643	Newfield Exploration Co.(2)	20,274
1,531	Noble Energy, Inc.	44,613
2,407	Occidental Petroleum Corp.	177,300
1,206	ONEOK, Inc.	64,461

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 25.1% - (continued)
	Energy - 1.5% - (continued)
1,352	Phillips 66	$136,755
535	Pioneer Natural Resources Co.	92,475
702	Range Resources Corp.	11,976
4,358	Schlumberger Ltd.	293,686
1,379	TechnipFMC plc	43,176
1,377	Valero Energy Corp.	126,560
2,601	Williams Cos., Inc. (The)	79,305

		4,360,732

	Food & Staples Retailing - 0.5%
1,375	Costco Wholesale Corp.	255,915
3,187	CVS Health Corp.	231,057
2,798	Kroger Co. (The)	76,805
1,508	Sysco Corp.	91,581
4,605	Wal-Mart Stores, Inc.	454,744
2,731	Walgreens Boots Allliance, Inc.	198,325

		1,308,427

	Food, Beverage & Tobacco - 1.1%
6,003	Altria Group, Inc.	428,674
1,760	Archer-Daniels-Midland Co.	70,541
616	Brown-Forman Corp., Class B	42,301
605	Campbell Soup Co.	29,107
12,063	Coca-Cola Co. (The)	553,450
1,285	Conagra Brands, Inc.	48,406
542	Constellation Brands, Inc., Class A	123,885
568	Dr Pepper Snapple Group, Inc.	55,130
1,788	General Mills, Inc.	106,010
444	Hershey Co. (The)	50,398
847	Hormel Foods Corp.	30,822
357	JM Smucker Co. (The)	44,354
783	Kellogg Co.	53,228
1,878	Kraft Heinz Co. (The)	146,033
377	McCormick & Co., Inc.	38,420
581	Molson Coors Brewing Co., Class B	47,683
4,701	Mondelez International, Inc., Class A	201,203
1,295	Monster Beverage Corp.(2)	81,961
4,474	PepsiCo, Inc.	536,522
4,886	Philip Morris International, Inc.	516,206
936	Tyson Foods, Inc., Class A	75,882

		3,280,216

	Health Care Equipment & Services - 1.4%
5,476	Abbott Laboratories	312,515
1,026	Aetna, Inc.	185,080
227	Align Technology, Inc.(2)	50,437
508	AmerisourceBergen Corp.	46,645
808	Anthem, Inc.	181,808
1,577	Baxter International, Inc.	101,937
833	Becton Dickinson and Co.	178,368
4,320	Boston Scientific Corp.(2)	107,093
990	Cardinal Health, Inc.	60,657
543	Centene Corp.(2)	54,778
994	Cerner Corp.(2)	66,986
776	Cigna Corp.	157,598
154	Cooper Cos., Inc. (The)	33,554
1,926	Danaher Corp.	178,771
476	DaVita, Inc.(2)	34,391
723	DENTSPLY SIRONA, Inc.	47,595
666	Edwards Lifesciences Corp.(2)	75,065
376	Envision Healthcare Corp.(2)	12,995
1,782	Express Scripts Holding Co.(2)	133,008

The accompanying Notes are an integral part of these financial statements.

7

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)

December 31, 2017

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 25.1% - (continued)
	Health Care Equipment & Services - 1.4% - (continued)
891	HCA Healthcare, Inc.(2)	$78,265
494	Henry Schein, Inc.(2)	34,521
867	Hologic, Inc.(2)	37,064
449	Humana, Inc.	111,383
274	IDEXX Laboratories, Inc.(2)	42,848
352	Intuitive Surgical, Inc.(2)	128,459
320	Laboratory Corp. of America Holdings(2)	51,043
656	McKesson Corp.	102,303
4,258	Medtronic plc	343,834
257	Patterson Cos., Inc.	9,285
429	Quest Diagnostics, Inc.	42,252
446	ResMed, Inc.	37,772
1,013	Stryker Corp.	156,853
3,049	UnitedHealth Group, Inc.	672,183
276	Universal Health Services, Inc., Class B	31,285
288	Varian Medical Systems, Inc.(2)	32,011
637	Zimmer Biomet Holdings, Inc.	76,867

		4,007,509

	Household & Personal Products - 0.4%
786	Church & Dwight Co., Inc.	39,434
406	Clorox Co. (The)	60,388
2,763	Colgate-Palmolive Co.	208,468
1,485	Coty, Inc., Class A	29,537
704	Estee Lauder Cos., Inc. (The), Class A	89,577
1,107	Kimberly-Clark Corp.	133,571
8,016	Procter & Gamble Co. (The)	736,510

		1,297,485

	Insurance - 0.7%
1,237	Aflac, Inc.	108,584
1,129	Allstate Corp. (The)	118,218
2,828	American International Group, Inc.	168,492
786	Aon plc	105,324
569	Arthur J Gallagher & Co.	36,006
169	Assurant, Inc.	17,042
301	Brighthouse Financial, Inc.(2)	17,651
1,460	Chubb Ltd.	213,350
470	Cincinnati Financial Corp.	35,236
129	Everest Re Group Ltd.	28,543
1,122	Hartford Financial Services Group, Inc. (The)(3)	63,146
689	Lincoln National Corp.	52,964
869	Loews Corp.	43,476
1,605	Marsh & McLennan Cos., Inc.	130,631
3,311	MetLife, Inc.	167,404
845	Principal Financial Group, Inc.	59,623
1,829	Progressive Corp. (The)	103,009
1,334	Prudential Financial, Inc.	153,383
337	Torchmark Corp.	30,569
861	Travelers Cos., Inc. (The)	116,786
706	Unum Group	38,752
415	Willis Towers Watson PLC	62,536
805	XL Group Ltd.	28,304

		1,899,029

	Materials - 0.7%
686	Air Products & Chemicals, Inc.	112,559
348	Albemarle Corp.	44,506
278	Avery Dennison Corp.	31,931
1,101	Ball Corp.	41,673
734	CF Industries Holdings, Inc.	31,224

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 25.1% - (continued)
	Materials - 0.7% - (continued)
7,362	DowDuPont, Inc.	$524,322
452	Eastman Chemical Co.	41,873
818	Ecolab, Inc.	109,759
422	FMC Corp.	39,946
4,236	Freeport-McMoRan, Inc.(2)	80,315
248	International Flavors & Fragrances, Inc.	37,847
1,299	International Paper Co.	75,264
1,018	LyondellBasell Industries N.V., Class A	112,306
198	Martin Marietta Materials, Inc.	43,766
1,382	Monsanto Co.	161,390
1,104	Mosaic Co. (The)	28,329
1,678	Newmont Mining Corp.	62,959
1,000	Nucor Corp.	63,580
297	Packaging Corp. of America	35,803
801	PPG Industries, Inc.	93,573
901	Praxair, Inc.	139,367
568	Sealed Air Corp.	28,002
259	Sherwin-Williams Co. (The)	106,200
416	Vulcan Materials Co.	53,402
801	WestRock Co.	50,631

		2,150,527

	Media - 0.7%
1,141	CBS Corp., Class B	67,319
610	Charter Communications, Inc., Class A(2)	204,935
14,673	Comcast Corp., Class A	587,654
476	Discovery Communications, Inc., Class A(2)	10,653
648	Discovery Communications, Inc., Class C(2)	13,718
717	DISH Network Corp., Class A(2)	34,237
1,223	Interpublic Group of Cos., Inc. (The)	24,656
1,194	News Corp., Class A	19,355
394	News Corp., Class B	6,540
725	Omnicom Group, Inc.	52,802
302	Scripps Networks Interactive, Inc., Class A	25,785
2,449	Time Warner, Inc.	224,010
3,316	Twenty-First Century Fox, Inc., Class A	114,501
1,381	Twenty-First Century Fox, Inc., Class B	47,120
1,110	Viacom, Inc., Class B	34,199
4,751	Walt Disney Co. (The)	510,780

		1,978,264

	Pharmaceuticals, Biotechnology & Life Sciences - 2.1%
5,015	AbbVie, Inc.	485,001
1,013	Agilent Technologies, Inc.	67,841
703	Alexion Pharmaceuticals, Inc.(2)	84,072
1,046	Allergan plc	171,105
2,284	Amgen, Inc.	397,188
665	Biogen, Inc.(2)	211,849
5,149	Bristol-Myers Squibb Co.	315,531
2,477	Celgene Corp.(2)	258,500
3,048	Eli Lilly & Co.	257,434
4,109	Gilead Sciences, Inc.	294,369
459	Illumina, Inc.(2)	100,287
551	Incyte Corp.(2)	52,185
458	IQVIA Holdings, Inc.(2)	44,838
8,452	Johnson & Johnson	1,180,913
8,605	Merck & Co., Inc.	484,203
80	Mettler-Toledo International, Inc.(2)	49,562
1,687	Mylan N.V.(2)	71,377
347	PerkinElmer, Inc.	25,373
412	Perrigo Co. plc	35,910

The accompanying Notes are an integral part of these financial statements.

8

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)

December 31, 2017

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 25.1% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 2.1% - (continued)
18,752	Pfizer, Inc.	$679,197
242	Regeneron Pharmaceuticals, Inc.(2)	90,982
1,262	Thermo Fisher Scientific, Inc.	239,628
796	Vertex Pharmaceuticals, Inc.(2)	119,289
250	Waters Corp.(2)	48,297
1,533	Zoetis, Inc.	110,437

		5,875,368

	Real Estate - 0.7%
301	Alexandria Real Estate Equities, Inc., REIT	39,308
1,349	American Tower Corp., REIT	192,462
494	Apartment Investment & Management Co., Class A, REIT	21,593
434	AvalonBay Communities, Inc., REIT	77,430
485	Boston Properties, Inc., REIT	63,064
950	CBRE Group, Inc., Class A, REIT(2)	41,144
1,278	Crown Castle International Corp., REIT	141,871
646	Digital Realty Trust, Inc., REIT	73,579
1,120	Duke Realty Corp., REIT	30,475
246	Equinix, Inc., REIT	111,492
1,156	Equity Residential, REIT	73,718
208	Essex Property Trust, Inc., REIT	50,205
396	Extra Space Storage, Inc., REIT	34,630
228	Federal Realty Investment Trust, REIT	30,281
1,964	GGP, Inc., REIT	45,938
1,476	HCP, Inc., REIT	38,494
2,328	Host Hotels & Resorts, Inc., REIT	46,211
885	Iron Mountain, Inc., REIT	33,391
1,339	Kimco Realty Corp., REIT	24,303
341	Macerich Co. (The), REIT	22,397
357	Mid-America Apartment Communities, Inc., REIT	35,900
1,674	Prologis, Inc., REIT	107,990
471	Public Storage, REIT	98,439
886	Realty Income Corp., REIT	50,520
465	Regency Centers Corp., REIT	32,169
370	SBA Communications Corp., REIT(2)	60,443
978	Simon Property Group, Inc., REIT	167,962
309	SL Green Realty Corp., REIT	31,187
841	UDR, Inc., REIT	32,395
1,120	Ventas, Inc., REIT	67,211
543	Vornado Realty Trust, REIT	42,452
1,165	Welltower, Inc., REIT	74,292
2,375	Weyerhaeuser Co., REIT	83,742

		2,076,688

	Retailing - 1.4%
233	Advance Auto Parts, Inc.	23,228
1,258	Amazon.com, Inc.(2)	1,471,193
87	AutoZone, Inc.(2)	61,889
800	Best Buy Co., Inc.	54,776
574	CarMax, Inc.(2)	36,811
820	Dollar General Corp.	76,268
746	Dollar Tree, Inc.(2)	80,053
387	Expedia, Inc.	46,351
390	Foot Locker, Inc.	18,283
685	Gap, Inc. (The)	23,331
461	Genuine Parts Co.	43,800
3,674	Home Depot, Inc. (The)	696,333
531	Kohl’s Corp.	28,796

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 25.1% - (continued)
	Retailing - 1.4% - (continued)
777	L Brands, Inc.	$46,791
973	LKQ Corp.(2)	39,572
2,620	Lowe’s Cos., Inc.	243,503
959	Macy’s, Inc.	24,157
1,361	Netflix, Inc.(2)	261,258
366	Nordstrom, Inc.	17,341
268	O’Reilly Automotive, Inc.(2)	64,465
153	Priceline Group, Inc. (The)(2)	265,874
1,213	Ross Stores, Inc.	97,343
187	Signet Jewelers Ltd.	10,575
1,710	Target Corp.	111,578
321	Tiffany & Co.	33,368
2,002	TJX Cos., Inc. (The)	153,073
395	Tractor Supply Co.	29,526
336	TripAdvisor, Inc.(2)	11,579
184	Ulta Salon Cosmetics & Fragrance, Inc.(2)	41,153

		4,112,268

	Semiconductors & Semiconductor Equipment - 1.0%
2,580	Advanced Micro Devices, Inc.(2)	26,522
1,160	Analog Devices, Inc.	103,275
3,355	Applied Materials, Inc.	171,508
1,279	Broadcom Ltd.	328,575
14,723	Intel Corp.	679,614
493	KLA-Tencor Corp.	51,799
509	Lam Research Corp.	93,692
736	Microchip Technology, Inc.	64,680
3,628	Micron Technology, Inc.(2)	149,183
1,906	NVIDIA Corp.	368,811
400	Qorvo, Inc.(2)	26,640
4,638	QUALCOMM, Inc.	296,925
578	Skyworks Solutions, Inc.	54,881
3,100	Texas Instruments, Inc.	323,764
789	Xilinx, Inc.	53,194

		2,793,063

	Software & Services - 3.6%
1,944	Accenture plc, Class A	297,607
2,379	Activision Blizzard, Inc.	150,638
1,551	Adobe Systems, Inc.(2)	271,797
532	Akamai Technologies, Inc.(2)	34,601
151	Alliance Data Systems Corp.	38,275
938	Alphabet, Inc., Class A(2)	988,089
950	Alphabet, Inc., Class C(2)	994,080
267	ANSYS, Inc.(2)	39,407
690	Autodesk, Inc.(2)	72,333
1,395	Automatic Data Processing, Inc.	163,480
988	CA, Inc.	32,881
888	Cadence Design Systems, Inc.(2)	37,136
450	Citrix Systems, Inc.(2)	39,600
1,855	Cognizant Technology Solutions Corp., Class A	131,742
513	CSRA, Inc.	15,349
897	DXC Technology Co.	85,125
3,056	eBay, Inc.(2)	115,333
969	Electronic Arts, Inc.(2)	101,803
7,502	Facebook, Inc., Class A(2)	1,323,803
1,050	Fidelity National Information Services, Inc.	98,795
656	Fiserv, Inc.(2)	86,021
285	Gartner, Inc.(2)	35,098
501	Global Payments, Inc.	50,220

The accompanying Notes are an integral part of these financial statements.

9

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)

December 31, 2017

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 25.1% - (continued)
	Software & Services - 3.6% - (continued)
2,709	International Business Machines Corp.	$415,615
764	Intuit, Inc.	120,544
2,922	MasterCard, Inc., Class A	442,274
24,270	Microsoft Corp.	2,076,056
9,585	Oracle Corp.	453,179
1,006	Paychex, Inc.	68,488
3,554	PayPal Holdings, Inc.(2)	261,646
557	Red Hat, Inc.(2)	66,896
2,159	salesforce.com, Inc.(2)	220,715
1,950	Symantec Corp.	54,717
473	Synopsys, Inc.(2)	40,319
526	Total System Services, Inc.	41,601
267	VeriSign, Inc.(2)	30,555
5,705	Visa, Inc., Class A	650,484
1,445	Western Union Co. (The)	27,469

		10,173,771

	Technology Hardware & Equipment - 1.4%
961	Amphenol Corp., Class A	84,376
16,152	Apple, Inc.	2,733,403
15,553	Cisco Systems, Inc.	595,680
2,734	Corning, Inc.	87,461
197	F5 Networks, Inc.(2)	25,850
435	FLIR Systems, Inc.	20,280
5,018	Hewlett Packard Enterprise Co.	72,058
5,255	HP, Inc.	110,408
1,180	Juniper Networks, Inc.	33,630
510	Motorola Solutions, Inc.	46,073
849	NetApp, Inc.	46,967
910	Seagate Technology plc	38,074
1,106	TE Connectivity Ltd.	105,114
931	Western Digital Corp.	74,042
671	Xerox Corp.	19,560

		4,092,976

	Telecommunication Services - 0.5%
19,316	AT&T, Inc.	751,006
3,060	CenturyLink, Inc.	51,041
12,833	Verizon Communications, Inc.	679,251

		1,481,298

	Transportation - 0.6%
387	Alaska Air Group, Inc.	28,448
1,340	American Airlines Group, Inc.	69,720
438	CH Robinson Worldwide, Inc.	39,021
2,812	CSX Corp.	154,688
2,064	Delta Air Lines, Inc.	115,584
559	Expeditors International of Washington, Inc.	36,162
776	FedEx Corp.	193,643
269	JB Hunt Transport Services, Inc.	30,930
326	Kansas City Southern	34,302
900	Norfolk Southern Corp.	130,410
1,717	Southwest Airlines Co.	112,378
2,476	Union Pacific Corp.	332,031
792	United Continental Holdings, Inc.(2)	53,381
2,161	United Parcel Service, Inc., Class B	257,483

		1,588,181

	Utilities - 0.7%
2,078	AES Corp.	22,505
727	Alliant Energy Corp.	30,978

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 25.1% - (continued)
	Utilities - 0.7% - (continued)
763	Ameren Corp.	$45,009
1,547	American Electric Power Co., Inc.	113,813
561	American Water Works Co., Inc.	51,326
1,356	CenterPoint Energy, Inc.	38,456
887	CMS Energy Corp.	41,955
975	Consolidated Edison, Inc.	82,826
2,024	Dominion Energy, Inc.	164,065
564	DTE Energy Co.	61,735
2,202	Duke Energy Corp.	185,210
1,025	Edison International	64,821
567	Entergy Corp.	46,148
997	Eversource Energy	62,990
3,021	Exelon Corp.	119,058
1,400	FirstEnergy Corp.	42,868
1,480	NextEra Energy, Inc.	231,161
1,059	NiSource, Inc.	27,185
946	NRG Energy, Inc.	26,942
1,613	PG&E Corp.	72,311
351	Pinnacle West Capital Corp.	29,898
2,150	PPL Corp.	66,543
1,592	Public Service Enterprise Group, Inc.	81,988
447	SCANA Corp.	17,782
790	Sempra Energy	84,467
3,157	Southern Co. (The)	151,820
993	WEC Energy Group, Inc.	65,965
1,597	Xcel Energy, Inc.	76,832

		2,106,657

	Total Common Stocks (cost $50,224,139)	71,741,784

EXCHANGE-TRADED FUNDS - 0.3%
	Diversified Financial Services - 0.3%
3,635	Vanguard S&P 500 ETF (cost $893,997)	891,629

	Total Exchange-Traded Funds (cost $893,997)	891,629

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 0.3%
	Chase Issuance Trust,
	Series 2013-A1, Class A1
$100,000	1.30%, 02/18/2020	99,944
	Citigroup Commercial Mortgage Trust,
	Series 2014-GC23, Class A4
50,000	3.62%, 07/10/2047	52,075
	COMM Mortgage Trust
	Series 2013-CR9, Class A4,
35,000	4.23%, 07/10/2045(4)	37,490
	Series 2014-UBS5, Class A4
45,000	3.84%, 09/10/2047	47,310
	Series 2014-UBS6, Class A5
50,000	3.64%, 12/10/2047	51,956
	Series 2015-LC23, Class A4
35,000	3.77%, 10/10/2048	36,702
	Commercial Mortgage Pass-Through Certificates,
	Series 2012-CR2, Class A4
30,000	3.15%, 08/15/2045	30,457

The accompanying Notes are an integral part of these financial statements.

10

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)

December 31, 2017

Shares or Principal Amount		Market Value(1)
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 0.3% - (continued)
	Commercial Mortgage Trust,
	Series 2013-LC6, Class A4
$15,000	2.94%, 01/10/2046	$15,107
	CSAIL Commercial Mortgage Trust,
	Series 2015-C4, Class A4
35,000	3.81%, 11/15/2048	36,590
	GS Mortgage Securities Corp. II,
	Series 2013-GC10, Class A5
10,000	2.94%, 02/10/2046	10,082
	GS Mortgage Securities Trust
	Series 2012-GC6, Class A3
19,925	3.48%, 01/10/2045	20,499
	Series 2012-GCJ7, Class A4
47,432	3.38%, 05/10/2045	48,518
	Series 2013-GC12, Class A4
40,000	3.14%, 06/10/2046	40,645
	Series 2013-GC14, Class A5
35,000	4.24%, 08/10/2046	37,487
	Series 2013-GC16, Class A4
40,000	4.27%, 11/10/2046	42,952
	Series 2014-GC18, Class A4
40,000	4.07%, 01/10/2047	42,455
	Series 2015-GS1, Class A3
30,000	3.73%, 11/10/2048	31,427
	JP Morgan Chase Commercial Mortgage Securities Trust,
	Series 2011-C5, Class A3
8,206	4.17%, 08/15/2046	8,596
	JPMBB Commercial Mortgage Securities Trust,
	Series 2014-C22, Class A4
40,000	3.80%, 09/15/2047	41,921
	Morgan Stanley Bank of America Merrill Lynch Trust
	Series 2014-C15, Class A4
40,000	4.05%, 04/15/2047	42,471
	Series 2014-C16, Class A5
50,000	3.89%, 06/15/2047	52,645
	Series 2015-C22, Class A4
30,000	3.31%, 04/15/2048	30,581
	Series 2015-C27, Class A4
30,000	3.75%, 12/15/2047	31,464
	WF-RBS Commercial Mortgage Trust,
	Series 2012-C10, Class A3
40,000	2.88%, 12/15/2045	40,151

	Total Asset & Commercial Mortgage Backed Securities (cost $932,327)	929,525

CORPORATE BONDS - 14.5%
	Advertising - 0.0%
	Omnicom Group, Inc.
40,000	3.63%, 05/01/2022	41,294

	Aerospace/Defense - 0.3%
	Boeing Co. (The)
230,000	4.88%, 02/15/2020	242,929
35,000	6.13%, 02/15/2033	46,688
	General Dynamics Corp.
15,000	3.88%, 07/15/2021	15,746

Shares or Principal Amount		Market Value(1)
CORPORATE BONDS - 14.5% - (continued)
	Aerospace/Defense - 0.3% - (continued)
	Lockheed Martin Corp.
$86,000	4.09%, 09/15/2052	$90,025
140,000	4.25%, 11/15/2019	145,326
	Northrop Grumman Corp.
70,000	4.75%, 06/01/2043	80,846
20,000	5.05%, 08/01/2019	20,898
	Raytheon Co.
95,000	3.13%, 10/15/2020	97,183
	United Technologies Corp.
65,000	4.50%, 04/15/2020	68,186
100,000	4.50%, 06/01/2042	110,837

		918,664

	Agriculture - 0.2%
	Altria Group, Inc.
300,000	4.75%, 05/05/2021	321,714
	Archer-Daniels-Midland Co.
33,000	4.02%, 04/16/2043	34,916
	Philip Morris International, Inc.
105,000	4.50%, 03/26/2020	109,896
75,000	4.50%, 03/20/2042	81,616
	Reynolds American, Inc.
90,000	4.45%, 06/12/2025	95,962

		644,104

	Auto Manufacturers - 0.2%
	Daimler Finance North America LLC
18,000	8.50%, 01/18/2031	27,192
	Ford Motor Co.
175,000	7.45%, 07/16/2031	228,762
	General Motors Co.
120,000	6.25%, 10/02/2043	142,136
	Toyota Motor Credit Corp., MTN
190,000	3.40%, 09/15/2021	196,600

		594,690

	Beverages - 0.4%
	Anheuser-Busch InBev Finance, Inc.
395,000	3.65%, 02/01/2026	407,631
	Anheuser-Busch InBev Worldwide, Inc.
110,000	3.75%, 07/15/2042	106,982
125,000	5.38%, 01/15/2020	132,601
	Coca-Cola Co. (The)
210,000	3.15%, 11/15/2020	215,729
	Diageo Capital plc
25,000	3.88%, 04/29/2043	26,162
	Molson Coors Brewing Co.
65,000	4.20%, 07/15/2046	66,237
	PepsiCo, Inc.
60,000	3.13%, 11/01/2020	61,567
85,000	5.50%, 01/15/2040	109,002

		1,125,911

	Biotechnology - 0.2%
	Amgen, Inc.
105,000	3.88%, 11/15/2021	109,745
25,000	4.40%, 05/01/2045	27,201
68,000	4.66%, 06/15/2051	76,058
	Celgene Corp.
160,000	3.25%, 08/15/2022	162,533

The accompanying Notes are an integral part of these financial statements.

11

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)

December 31, 2017

Shares or Principal Amount		Market Value(1)
CORPORATE BONDS - 14.5% - (continued)
	Biotechnology - 0.2% - (continued)
	Gilead Sciences, Inc.
$230,000	3.70%, 04/01/2024	$240,623
20,000	4.40%, 12/01/2021	21,331
45,000	4.80%, 04/01/2044	52,215

		689,706

	Chemicals - 0.3%
	Dow Chemical Co. (The)
200,000	4.13%, 11/15/2021	209,706
50,000	4.38%, 11/15/2042	52,608
	Eastman Chemical Co.
68,000	3.80%, 03/15/2025	70,896
	Ecolab, Inc.
37,000	4.35%, 12/08/2021	39,383
	EI du Pont de Nemours & Co.
20,000	5.60%, 12/15/2036	24,301
	LYB International Finance BV
130,000	4.00%, 07/15/2023	136,082
30,000	4.88%, 03/15/2044	33,298
	Monsanto Co.
80,000	4.40%, 07/15/2044	85,244
	Potash Corp. of Saskatchewan, Inc.
35,000	6.50%, 05/15/2019	36,804
	PPG Industries, Inc.
20,000	3.60%, 11/15/2020	20,512
	Praxair, Inc.
55,000	2.45%, 02/15/2022	55,087

		763,921

	Commercial Banks - 3.1%
	Bank of America Corp.
250,000	3.30%, 01/11/2023	255,750
483,000	(3 mo. LIBOR + 1.04%) 3.42%, 12/20/2028(4)(5)	483,104
60,000	5.88%, 02/07/2042	79,450
	Bank of New York Mellon Corp. (The)
150,000	3.55%, 09/23/2021	155,633
	Bank of Nova Scotia
95,000	4.38%, 01/13/2021	100,243
	Barclays PLC
270,000	2.88%, 06/08/2020	270,821
	BB&T Corp.
130,000	5.25%, 11/01/2019	136,699
	Capital One Financial Corp.
140,000	4.75%, 07/15/2021	149,587
	Citigroup, Inc.
210,000	2.65%, 10/26/2020	210,703
320,000	6.63%, 06/15/2032	407,785
	Cooperatieve Rabobank UA
195,000	4.50%, 01/11/2021	206,690
65,000	5.25%, 05/24/2041	81,971
	Credit Suisse
650,000	5.30%, 08/13/2019	680,700
	Deutsche Bank AG
70,000	3.70%, 05/30/2024	70,470
	Fifth Third Bancorp
100,000	3.50%, 03/15/2022	102,949
	Goldman Sachs Group, Inc. (The)
525,000	3.85%, 07/08/2024	544,565
30,000	4.75%, 10/21/2045	34,365
89,000	6.25%, 02/01/2041	119,936

Shares or Principal Amount		Market Value(1)
CORPORATE BONDS - 14.5% - (continued)
	Commercial Banks - 3.1% - (continued)
	HSBC Holdings plc
$650,000	5.10%, 04/05/2021	$698,379
	HSBC USA, Inc.
110,000	3.50%, 06/23/2024	112,953
	JPMorgan Chase & Co.
455,000	4.95%, 03/25/2020	480,735
260,000	5.50%, 10/15/2040	327,439
155,000	6.30%, 04/23/2019	163,184
	Morgan Stanley
90,000	4.30%, 01/27/2045	97,072
655,000	5.50%, 07/28/2021	716,464
	PNC Financial Services Group, Inc. (The)
170,000	3.30%, 03/08/2022	174,546
150,000	5.13%, 02/08/2020	158,312
	Royal Bank of Canada
60,000	4.65%, 01/27/2026	64,657
	State Street Corp.
80,000	4.38%, 03/07/2021	84,869
	Sumitomo Mitsui Financial Group, Inc.
300,000	2.93%, 03/09/2021	302,841
	Toronto-Dominion Bank (The)
300,000	2.25%, 11/05/2019	300,181
	US Bancorp
180,000	4.13%, 05/24/2021	189,751
	Wells Fargo & Co.
200,000	3.50%, 03/08/2022	206,512
270,000	4.60%, 04/01/2021	286,930
180,000	5.61%, 01/15/2044	221,921
	Westpac Banking Corp.
250,000	4.88%, 11/19/2019	262,078

		8,940,245

	Commercial Services - 0.0%
	Princeton University
75,000	4.95%, 03/01/2019	77,418

	Construction Materials - 0.0%
	Johnson Controls International plc
100,000	5.00%, 03/30/2020	105,472

	Diversified Financial Services - 0.4%
	American Express Co.
148,000	2.65%, 12/02/2022	146,970
	BlackRock, Inc.
105,000	5.00%, 12/10/2019	110,418
	GE Capital International Funding Co.
468,000	2.34%, 11/15/2020	465,842
	General Electric Capital Corp.
100,000	5.88%, 01/14/2038	129,319
	HSBC Finance Corp.
24,000	6.68%, 01/15/2021	26,683
	National Rural Utilities Cooperative Finance Corp.
110,000	3.05%, 02/15/2022	111,906

		991,138

	Electric - 0.9%
	Alabama Power Co.
107,000	6.00%, 03/01/2039	140,414
	Berkshire Hathaway Energy Co.
132,000	6.13%, 04/01/2036	176,421
	CenterPoint Energy Houston Electric LLC
15,000	3.55%, 08/01/2042	14,956

The accompanying Notes are an integral part of these financial statements.

12

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)

December 31, 2017

Shares or Principal Amount		Market Value(1)
CORPORATE BONDS - 14.5% - (continued)
	Electric - 0.9% - (continued)
	CMS Energy Corp.
$60,000	5.05%, 03/15/2022	$65,228
	Commonwealth Edison Co.
40,000	3.80%, 10/01/2042	41,457
	Consolidated Edison Co. of New York, Inc.
80,000	3.95%, 03/01/2043	84,244
40,000	6.65%, 04/01/2019	42,130
	Dominion Energy, Inc.
140,000	4.45%, 03/15/2021	147,830
	Series C
75,000	4.90%, 08/01/2041	86,670
	Duke Energy Carolinas LLC
90,000	4.00%, 09/30/2042	96,022
30,000	5.30%, 02/15/2040	37,712
	Entergy Louisiana LLC
100,000	4.05%, 09/01/2023	105,996
	Exelon Generation Co. LLC
75,000	4.00%, 10/01/2020	77,289
135,000	6.25%, 10/01/2039	157,925
	Florida Power & Light Co.
85,000	5.69%, 03/01/2040	112,863
	Georgia Power Co.
100,000	2.85%, 05/15/2022	100,159
	Indiana Michigan Power Co.
25,000	6.05%, 03/15/2037	32,393
	Kentucky Utilities Co.
70,000	5.13%, 11/01/2040	86,371
	Nevada Power Co., Series R
55,000	6.75%, 07/01/2037	77,801
	NiSource Finance Corp.
40,000	5.25%, 02/15/2043	47,898
	Northern States Power Co.
80,000	3.40%, 08/15/2042	79,175
	Ohio Power Co., Series M
75,000	5.38%, 10/01/2021	82,455
	Oncor Electric Delivery Co. LLC
95,000	7.00%, 09/01/2022	112,254
	Pacific Gas & Electric Co.
135,000	6.05%, 03/01/2034	170,159
	Progress Energy, Inc.
140,000	3.15%, 04/01/2022	141,807
130,000	4.40%, 01/15/2021	136,272
	PSEG Power LLC
25,000	5.13%, 04/15/2020	26,426
	Public Service Electric & Gas Co.
65,000	3.95%, 05/01/2042	69,524
	Southern California Edison Co.
75,000	4.50%, 09/01/2040	84,488
	Xcel Energy, Inc.
65,000	4.70%, 05/15/2020	67,761

		2,702,100

	Electrical Components & Equipment - 0.0%
	Emerson Electric Co.
70,000	4.88%, 10/15/2019	73,163

	Electronics - 0.1%
	Honeywell International, Inc.
20,000	3.81%, 11/21/2047(5)	20,797
80,000	4.25%, 03/01/2021	84,506

Shares or Principal Amount		Market Value(1)
CORPORATE BONDS - 14.5% - (continued)
	Electronics - 0.1% - (continued)
	Thermo Fisher Scientific, Inc.
$150,000	4.15%, 02/01/2024	$159,113

		264,416

	Environmental Control - 0.1%
	Republic Services, Inc.
95,000	5.00%, 03/01/2020	100,081
	Waste Management, Inc.
105,000	4.75%, 06/30/2020	111,137

		211,218

	Food - 0.2%
	General Mills, Inc.
80,000	5.65%, 02/15/2019	83,019
	JM Smucker Co. (The)
70,000	3.50%, 03/15/2025	71,511
	Kellogg Co.
45,000	4.00%, 12/15/2020	47,131
	Kraft Heinz Foods Co.
100,000	5.00%, 06/04/2042	107,302
183,000	5.38%, 02/10/2020	193,888
	Kroger Co. (The)
40,000	7.50%, 04/01/2031	52,716
	Tyson Foods, Inc.
50,000	3.95%, 08/15/2024	52,584
	Unilever Capital Corp.
50,000	5.90%, 11/15/2032	65,106

		673,257

	Forest Products & Paper - 0.1%
	Georgia-Pacific LLC
10,000	7.75%, 11/15/2029	14,056
	International Paper Co.
200,000	3.80%, 01/15/2026	207,210

		221,266

	Gas - 0.0%
	Atmos Energy Corp.
8,000	5.50%, 06/15/2041	10,093
	Sempra Energy
65,000	6.00%, 10/15/2039	83,871

		93,964

	Healthcare-Products - 0.3%
	Abbott Laboratories
100,000	2.90%, 11/30/2021	101,158
70,000	2.95%, 03/15/2025	68,677
100,000	4.75%, 11/30/2036	112,360
	Becton Dickinson and Co.
35,000	4.69%, 12/15/2044	38,272
	Boston Scientific Corp.
70,000	6.00%, 01/15/2020	74,718
	Covidien International Finance S.A.
45,000	3.20%, 06/15/2022	45,994
	Medtronic, Inc.
225,000	3.50%, 03/15/2025	233,403
	Zimmer Biomet Holdings, Inc.
60,000	3.55%, 04/01/2025	59,960

		734,542

	Healthcare-Services - 0.2%
	Anthem, Inc.
90,000	4.65%, 01/15/2043	98,687

The accompanying Notes are an integral part of these financial statements.

13

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)

December 31, 2017

Shares or Principal Amount		Market Value(1)
CORPORATE BONDS - 14.5% - (continued)
	Healthcare-Services - 0.2% - (continued)
	Cigna Corp.
$50,000	4.00%, 02/15/2022	$52,218
	Quest Diagnostics, Inc.
110,000	4.70%, 04/01/2021	116,304
	UnitedHealth Group, Inc.
125,000	6.88%, 02/15/2038	181,303

		448,512

	Household Products - 0.1%
	Colgate-Palmolive Co.
90,000	2.30%, 05/03/2022	89,407
	Procter & Gamble Co. (The)
57,000	5.55%, 03/05/2037	75,918

		165,325

	Household Products/Wares - 0.0%
	Kimberly-Clark Corp.
12,000	5.30%, 03/01/2041	15,141

	Insurance - 0.5%
	Allstate Corp. (The)
45,000	5.55%, 05/09/2035	55,497
	American International Group, Inc.
110,000	4.50%, 07/16/2044	118,481
	Aon Corp.
20,000	5.00%, 09/30/2020	21,298
	Aon plc
60,000	4.75%, 05/15/2045	66,714
	Berkshire Hathaway, Inc.
75,000	4.50%, 02/11/2043	86,429
	Chubb INA Holdings, Inc.
165,000	2.70%, 03/13/2023	163,916
75,000	2.88%, 11/03/2022	76,021
	Lincoln National Corp.
60,000	4.00%, 09/01/2023	62,635
	Marsh & McLennan Cos., Inc.
35,000	4.80%, 07/15/2021	37,419
	MetLife, Inc.
25,000	4.88%, 11/13/2043	29,337
90,000	5.70%, 06/15/2035	114,009
120,000	7.72%, 02/15/2019	127,503
	Principal Financial Group, Inc.
70,000	3.30%, 09/15/2022	71,200
	Prudential Financial, Inc.
85,000	3.94%, 12/07/2049(5)	86,905
145,000	5.38%, 06/21/2020	155,267
	Travelers Cos., Inc. (The)
70,000	4.60%, 08/01/2043	80,819

		1,353,450

	Internet - 0.1%
	Amazon.com, Inc.
240,000	3.15%, 08/22/2027(5)	240,362

	Iron/Steel - 0.0%
	Vale Overseas Ltd.
90,000	6.88%, 11/10/2039	110,362

	IT Services - 0.4%
	Apple, Inc.
425,000	2.40%, 05/03/2023	420,627
190,000	3.45%, 02/09/2045	185,426
	Dell International LLC/EMC Corp.
240,000	5.45%, 06/15/2023(5)	259,353

Shares or Principal Amount		Market Value(1)
CORPORATE BONDS - 14.5% - (continued)
	IT Services - 0.4% - (continued)
	Hewlett Packard Enterprise Co.
$170,000	4.40%, 10/15/2022	$178,654
	HP, Inc.
45,000	4.30%, 06/01/2021	47,180
	International Business Machines Corp.
105,000	5.60%, 11/30/2039	137,195

		1,228,435

	Machinery-Construction & Mining - 0.1%
	Caterpillar, Inc.
40,000	3.80%, 08/15/2042	42,860
185,000	3.90%, 05/27/2021	194,551

		237,411

	Machinery-Diversified - 0.0%
	Deere & Co.
55,000	3.90%, 06/09/2042	59,516

	Media - 0.6%
	21st Century Fox America, Inc.
131,000	6.40%, 12/15/2035	174,093
	CBS Corp.
90,000	3.70%, 08/15/2024	92,608
	Charter Communications Operating LLC/Charter Communications Operating Capital
140,000	4.91%, 07/23/2025	148,846
	Comcast Corp.
150,000	4.65%, 07/15/2042	168,846
105,000	5.15%, 03/01/2020	111,281
90,000	7.05%, 03/15/2033	125,224
	Discovery Communications LLC
60,000	4.88%, 04/01/2043	59,585
	Time Warner Cable LLC
245,000	4.00%, 09/01/2021	252,335
40,000	4.50%, 09/15/2042	37,529
	Time Warner, Inc.
140,000	3.80%, 02/15/2027	139,868
60,000	4.85%, 07/15/2045	63,014
	Viacom, Inc.
98,000	4.38%, 03/15/2043	84,837
	Walt Disney Co. (The)
60,000	2.55%, 02/15/2022	60,316
	Series E
55,000	4.13%, 12/01/2041	59,213

		1,577,595

	Mining - 0.1%
	Barrick Gold Corp.
45,000	5.25%, 04/01/2042	51,880
	BHP Billiton Finance USA Ltd.
40,000	2.88%, 02/24/2022	40,462
15,000	4.13%, 02/24/2042	16,152
	Newmont Mining Corp.
50,000	6.25%, 10/01/2039	63,937
	Rio Tinto Finance USA Ltd.
50,000	5.20%, 11/02/2040	61,403
	Southern Copper Corp.
55,000	6.75%, 04/16/2040	71,705

		305,539

The accompanying Notes are an integral part of these financial statements.

14

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)

December 31, 2017

Shares or Principal Amount		Market Value(1)
CORPORATE BONDS - 14.5% - (continued)
	Miscellaneous Manufacturer - 0.2%
	3M Co.
$90,000	2.88%, 10/15/2027	$89,518
	Eaton Corp.
115,000	2.75%, 11/02/2022	115,336
	General Electric Co.
67,000	4.13%, 10/09/2042	70,189
	Illinois Tool Works, Inc.
35,000	3.90%, 09/01/2042	37,509
	Newell Brands, Inc.
150,000	4.20%, 04/01/2026	156,661

		469,213

	Multi-National - 0.8%
	Asian Development Bank
90,000	2.00%, 01/22/2025	87,213
	European Bank for Reconstruction & Development
150,000	1.75%, 11/26/2019	149,220
	European Investment Bank
850,000	2.88%, 09/15/2020	866,554
	Inter-American Development Bank
570,000	3.88%, 02/14/2020	591,160
	International Bank for Reconstruction & Development
512,000	7.63%, 01/19/2023	637,681

		2,331,828

	Office/Business Equipment - 0.0%
	Xerox Corp.
10,000	4.07%, 03/17/2022	10,096

	Oil&Gas - 0.9%
	Anadarko Petroleum Corp.
60,000	6.20%, 03/15/2040	72,753
	Apache Corp.
85,000	5.10%, 09/01/2040	90,558
	BP Capital Markets plc
280,000	3.25%, 05/06/2022	286,994
	Canadian Natural Resources Ltd.
40,000	6.50%, 02/15/2037	50,758
	Chevron Corp.
125,000	2.36%, 12/05/2022	124,009
150,000	2.43%, 06/24/2020	150,734
	ConocoPhillips
108,000	6.50%, 02/01/2039	151,139
	Devon Financing Co. LLC
65,000	7.88%, 09/30/2031	89,232
	Exxon Mobil Corp.
55,000	2.71%, 03/06/2025	54,813
40,000	3.57%, 03/06/2045	40,421
	Hess Corp.
28,000	5.60%, 02/15/2041	30,194
	Kerr-McGee Corp.
60,000	6.95%, 07/01/2024	70,727
	Marathon Oil Corp.
15,000	6.60%, 10/01/2037	18,794
	Marathon Petroleum Corp.
35,000	5.00%, 09/15/2054	35,446
15,000	5.13%, 03/01/2021	16,099
	Nexen Energy ULC
50,000	7.50%, 07/30/2039	73,867
	Noble Energy, Inc.
60,000	6.00%, 03/01/2041	70,961

Shares or Principal Amount		Market Value(1)
CORPORATE BONDS - 14.5% - (continued)
	Oil&Gas - 0.9% - (continued)
	Occidental Petroleum Corp.
$35,000	4.40%, 04/15/2046	$38,743
	Series 1
40,000	4.10%, 02/01/2021	41,894
	Petroleos Mexicanos
100,000	4.88%, 01/24/2022	104,225
195,000	6.50%, 06/02/2041	200,558
	Phillips 66
35,000	4.30%, 04/01/2022	37,199
45,000	4.88%, 11/15/2044	51,542
	Shell International Finance BV
140,000	3.63%, 08/21/2042	138,225
170,000	4.30%, 09/22/2019	176,103
	Statoil ASA
35,000	5.10%, 08/17/2040	42,199
	Suncor Energy, Inc.
60,000	6.50%, 06/15/2038	81,061
	Total Capital S.A.
95,000	4.25%, 12/15/2021	101,118
	Valero Energy Corp.
140,000	6.13%, 02/01/2020	150,780
40,000	7.50%, 04/15/2032	53,905

		2,645,051

	Oil&Gas Services - 0.0%
	Baker Hughes a GE Co. LLC
46,000	5.13%, 09/15/2040	54,078
	National Oilwell Varco, Inc.
50,000	2.60%, 12/01/2022	48,827
15,000	3.95%, 12/01/2042	13,230

		116,135

	Pharmaceuticals - 0.8%
	AbbVie, Inc.
420,000	2.90%, 11/06/2022	421,221
	Allergan Funding SCS
200,000	3.85%, 06/15/2024	204,949
	Allergan Funding SCS
7,000	4.75%, 03/15/2045	7,452
	AstraZeneca plc
60,000	6.45%, 09/15/2037	81,525
	Baxalta, Inc.
100,000	4.00%, 06/23/2025	103,358
	Bristol-Myers Squibb Co.
25,000	3.25%, 08/01/2042	23,901
	Cardinal Health, Inc.
105,000	3.50%, 11/15/2024	105,486
	Express Scripts Holding Co.
165,000	4.50%, 02/25/2026	175,099
	GlaxoSmithKline Capital, Inc.
40,000	2.80%, 03/18/2023	40,348
47,000	6.38%, 05/15/2038	66,304
	Johnson & Johnson
100,000	5.95%, 08/15/2037	137,188
	McKesson Corp.
70,000	3.80%, 03/15/2024	72,506
50,000	4.75%, 03/01/2021	52,991
	Merck & Co., Inc.
75,000	3.60%, 09/15/2042	76,567
	Mylan N.V.
60,000	3.95%, 06/15/2026	60,502

The accompanying Notes are an integral part of these financial statements.

15

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)

December 31, 2017

Shares or Principal Amount		Market Value(1)
CORPORATE BONDS - 14.5% - (continued)
	Pharmaceuticals - 0.8% - (continued)
	Novartis Capital Corp.
$145,000	2.40%, 09/21/2022	$144,190
	Pfizer, Inc.
140,000	3.00%, 12/15/2026	140,844
	Sanofi
20,000	4.00%, 03/29/2021	21,044
	Teva Pharmaceutical Finance IV BV
28,000	3.65%, 11/10/2021	26,636
	Teva Pharmaceutical Finance Netherlands III BV
160,000	3.15%, 10/01/2026	132,103
	Wyeth LLC
40,000	5.95%, 04/01/2037	53,626

		2,147,840

	Pipelines - 0.4%
	Energy Transfer L.P.
100,000	6.50%, 02/01/2042	113,231
64,000	9.00%, 04/15/2019	69,057
	Enterprise Products Operating LLC
100,000	4.45%, 02/15/2043	103,519
40,000	4.85%, 03/15/2044	43,542
	Kinder Morgan Energy Partners L.P.
55,000	4.70%, 11/01/2042	53,244
102,000	6.38%, 03/01/2041	118,561
	MPLX L.P.
100,000	4.13%, 03/01/2027	102,424
	ONEOK Partners L.P.
40,000	6.65%, 10/01/2036	49,095
	Plains All American Pipeline L.P./PAA Finance Corp.
65,000	6.65%, 01/15/2037	74,220
	TransCanada PipeLines Ltd.
195,000	3.75%, 10/16/2023	203,743
55,000	3.80%, 10/01/2020	57,027
	Transcontinental Gas Pipe Line Co. LLC
20,000	4.45%, 08/01/2042	20,927
	Williams Partners L.P.
125,000	4.13%, 11/15/2020	129,799
40,000	6.30%, 04/15/2040	49,198

		1,187,587

	Real Estate Investment Trusts - 0.1%
	Boston Properties L.P.
100,000	5.88%, 10/15/2019	105,411
	ERP Operating L.P.
40,000	4.50%, 07/01/2044	43,788
	Welltower, Inc.
40,000	3.75%, 03/15/2023	41,450
55,000	5.25%, 01/15/2022	59,768
	Weyerhaeuser Co.
40,000	7.38%, 03/15/2032	55,251

		305,668

	Retail - 0.6%
	CVS Health Corp.
340,000	4.00%, 12/05/2023	353,503
	Home Depot, Inc. (The)
160,000	2.70%, 04/01/2023	161,531
85,000	5.88%, 12/16/2036	115,023

Shares or Principal Amount		Market Value(1)
CORPORATE BONDS - 14.5% - (continued)
	Retail - 0.6% - (continued)
	McDonald’s Corp.
$100,000	2.75%, 12/09/2020	$101,037
84,000	3.70%, 02/15/2042	82,002
	Target Corp.
140,000	2.30%, 06/26/2019	140,673
119,000	2.50%, 04/15/2026	114,414
	Wal-Mart Stores, Inc.
220,000	2.65%, 12/15/2024	219,130
50,000	3.25%, 10/25/2020	51,512
50,000	3.63%, 12/15/2047	52,382
50,000	4.25%, 04/15/2021	53,120
	Walgreen Co.
110,000	3.10%, 09/15/2022	110,440
	Walgreens Boots Alliance, Inc.
40,000	4.80%, 11/18/2044	43,066

		1,597,833

	Semiconductors - 0.2%
	Broadcom Corp./Broadcom Cayman Finance Ltd.
110,000	3.88%, 01/15/2027(5)	108,245
	Intel Corp.
330,000	2.70%, 12/15/2022	333,670
	QUALCOMM, Inc.
85,000	3.45%, 05/20/2025	85,193
	Texas Instruments, Inc.
80,000	1.65%, 08/03/2019	79,521

		606,629

	Software - 0.4%
	Microsoft Corp.
225,000	3.13%, 11/03/2025	229,712
180,000	3.30%, 02/06/2027	185,670
70,000	4.00%, 02/12/2055	74,888
85,000	5.20%, 06/01/2039	107,479
	Oracle Corp.
210,000	2.65%, 07/15/2026	204,739
85,000	4.13%, 05/15/2045	91,676
40,000	5.38%, 07/15/2040	50,573
	Visa, Inc.
250,000	3.15%, 12/14/2025	255,574

		1,200,311

	Telecommunications - 0.8%
	America Movil S.A.B. de C.V.
60,000	6.13%, 11/15/2037	75,244
	AT&T, Inc.
250,000	3.40%, 05/15/2025	245,787
59,000	4.10%, 02/15/2028(5)	59,195
222,000	4.55%, 03/09/2049	208,942
120,000	5.15%, 03/15/2042	124,508
90,000	5.15%, 02/14/2050	91,122
14,000	5.35%, 09/01/2040	14,774
25,000	7.13%, 12/15/2031(5)	30,189
	British Telecommunications plc
43,000	9.13%, 12/15/2030	64,245
	Cisco Systems, Inc.
120,000	4.45%, 01/15/2020	125,491
60,000	5.50%, 01/15/2040	79,392
	Deutsche Telekom International Finance BV
37,000	8.75%, 06/15/2030	54,745

The accompanying Notes are an integral part of these financial statements.

16

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)

December 31, 2017

Shares or Principal Amount		Market Value(1)
CORPORATE BONDS - 14.5% - (continued)
	Telecommunications - 0.8% - (continued)
	Orange S.A.
$80,000	5.38%, 07/08/2019	$83,624
25,000	5.38%, 01/13/2042	30,158
	Rogers Communications, Inc.
30,000	4.50%, 03/15/2043	32,187
	Telefonica Emisiones SAU
100,000	5.46%, 02/16/2021	108,171
	Verizon Communications, Inc.
143,000	2.95%, 03/15/2022	143,871
239,000	3.38%, 02/15/2025(5)	239,903
276,000	5.01%, 08/21/2054	282,621
	Vodafone Group plc
95,000	5.45%, 06/10/2019	99,281
50,000	6.15%, 02/27/2037	62,715

		2,256,165

	Transportation - 0.4%
	Burlington Northern Santa Fe LLC
47,000	4.38%, 09/01/2042	52,497
45,000	4.45%, 03/15/2043	50,710
170,000	4.70%, 10/01/2019	177,200
	Canadian National Railway Co.
40,000	2.85%, 12/15/2021	40,455
	Canadian Pacific Railway Co.
60,000	4.45%, 03/15/2023	63,998
8,000	7.13%, 10/15/2031	10,946
	CSX Corp.
85,000	3.70%, 10/30/2020	87,806
105,000	4.25%, 06/01/2021	110,311
	FedEx Corp.
70,000	4.10%, 02/01/2045	72,155
	Norfolk Southern Corp.
70,000	4.84%, 10/01/2041	81,585
	Union Pacific Corp.
67,000	3.80%, 10/01/2051	68,312
60,000	4.00%, 02/01/2021	62,806
	United Parcel Service, Inc.
110,000	3.13%, 01/15/2021	112,708

		991,489

	Total Corporate Bonds (cost $40,599,013)	41,473,982

FOREIGN GOVERNMENT OBLIGATIONS - 1.1%
	Canada - 0.2%
	Hydro-Quebec
70,000	8.40%, 01/15/2022	83,780
105,000	Province of British Columbia 2.65%, 09/22/2021	106,071
	Province of Manitoba
85,000	2.10%, 09/06/2022	83,165
	Province of Ontario
285,000	4.40%, 04/14/2020	298,500
	Province of Quebec
70,000	7.50%, 09/15/2029	99,578

		671,094

	Colombia - 0.1%
	Colombia Government International Bond
240,000	8.13%, 05/21/2024	302,808

Shares or Principal Amount		Market Value(1)
FOREIGN GOVERNMENT OBLIGATIONS - 1.1% - (continued)
	Germany - 0.4%
	KFW
$420,000	2.13%, 01/17/2023	$415,274
561,000	4.00%, 01/27/2020	583,008

		998,282

	Hungary - 0.1%
	Hungary Government International Bond
100,000	5.38%, 03/25/2024	113,122

	Italy - 0.0%
	Italy Government International Bond
45,000	5.38%, 06/15/2033	52,746

	Mexico - 0.1%
	Mexico Government International Bond
70,000	3.63%, 03/15/2022	72,730
252,000	6.05%, 01/11/2040	296,856

		369,586

	Panama - 0.0%
	Panama Government International Bond
50,000	6.70%, 01/26/2036	66,550

	Peru - 0.0%
	Peruvian Government International Bond
75,000	5.63%, 11/18/2050	96,225

	Philippines - 0.1%
	Philippine Government International Bond
120,000	4.00%, 01/15/2021	125,859
100,000	6.38%, 10/23/2034	133,742

		259,601

	Poland - 0.1%
	Poland Government International Bond
140,000	5.00%, 03/23/2022	153,300

	Uruguay - 0.0%
	Uruguay Government International Bond
45,000	5.10%, 06/18/2050	49,950

	Total Foreign Government Obligations (cost $3,076,154)	3,133,264

MUNICIPAL BONDS - 0.3%
	Airport Revenues - 0.0%
	County of Clark Department of Aviation
5,000	6.82%, 07/01/2045	7,799

	General Obligations - 0.1%
	California State, GO,
105,000	7.60%, 11/01/2040	167,678
	Connecticut State, GO
45,000	5.85%, 03/15/2032	54,120
	Massachusetts State, GO
15,000	5.46%, 12/01/2039	19,112
	Mississippi State, GO
25,000	5.25%, 11/01/2034	29,922
	New York, NY, GO
15,000	5.85%, 06/01/2040	19,764
	Texas State, GO
30,000	5.52%, 04/01/2039	39,384

		329,980

The accompanying Notes are an integral part of these financial statements.

17

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)

December 31, 2017

Shares or Principal Amount		Market Value(1)
MUNICIPAL BONDS - 0.3% - (continued)
	Higher Education (Universities, Dorms, etc.) - 0.0%
	University of California Build America Bonds Rev.,
$50,000	5.77%, 05/15/2043	$65,398
	University of Texas System
25,000	4.79%, 08/15/2046	30,024

		95,422

	Miscellaneous - 0.0%
	New Jersey State Economic Development Authority Lease Rev.,
15,000	7.43%, 02/15/2029	18,760

	Tax Allocation - 0.0%
	New York State Dormitory Authority
20,000	5.60%, 03/15/2040	25,675

	Transportation - 0.1%
	Bay Area Toll Authority
30,000	6.26%, 04/01/2049	44,320
	Metropolitan Transportation Authority
20,000	5.87%, 11/15/2039	25,774
25,000	6.55%, 11/15/2031	32,783
15,000	6.65%, 11/15/2039	20,987
	New Jersey State Turnpike Authority
45,000	7.10%, 01/01/2041	67,227
15,000	7.41%, 01/01/2040	23,153
	Port Authority of New York & New Jersey
50,000	4.93%, 10/01/2051	61,781

		276,025

	Utilities - Electric - 0.1%
	American Municipal Power Inc.
45,000	6.05%, 02/15/2043	60,641
	Municipal Electric Authority of Georgia
40,000	6.64%, 04/01/2057	51,274

		111,915

	Utilities - Water and Sewer - 0.0%
	New York City Water & Sewer System
45,000	5.88%, 06/15/2044	62,253

	Total Municipal Bonds (cost $823,884)	927,829

U.S. GOVERNMENT AGENCIES - 14.9%
	FHLB - 0.2%
650,000	1.38%, 11/15/2019	643,482
60,000	5.50%, 07/15/2036	82,289

		725,771

	FHLMC - 4.3%
10,000	2.41%, 03/25/2023	9,966
10,000	2.45%, 08/25/2023	9,959
63,255	2.50%, 07/01/2027	63,587
42,628	2.50%, 09/01/2027	42,851
68,468	2.50%, 10/01/2027	68,814
156,427	2.50%, 04/01/2028	157,188
204,278	2.50%, 06/01/2028	205,269
61,173	2.50%, 01/01/2029	61,470
280,222	2.50%, 12/01/2031	280,106
109,332	2.50%, 12/01/2042	105,606
10,000	2.53%, 05/25/2026	9,800
10,000	2.57%, 07/25/2026	9,836

Shares or Principal Amount		Market Value(1)
U.S. GOVERNMENT AGENCIES - 14.9% - (continued)
	FHLMC - 4.3% - (continued)
$10,000	2.65%, 08/25/2026	$9,883
15,000	2.67%, 12/25/2024	15,020
10,000	2.67%, 03/25/2026	9,919
10,000	2.75%, 01/25/2026	9,982
15,000	2.79%, 01/25/2022	15,204
15,000	2.81%, 01/25/2025	15,131
10,000	2.95%, 07/25/2024	10,180
10,000	3.00%, 12/25/2025	10,159
18,038	3.00%, 12/01/2025	18,377
127,743	3.00%, 11/01/2026	130,143
14,441	3.00%, 03/01/2027	14,712
46,157	3.00%, 04/01/2027	47,024
71,096	3.00%, 09/01/2027	72,431
284,726	3.00%, 10/01/2028	290,250
268,845	3.00%, 12/01/2031	273,987
60,110	3.00%, 10/01/2042	60,441
146,745	3.00%, 10/01/2042	147,553
93,016	3.00%, 11/01/2042	93,528
95,300	3.00%, 12/01/2042	95,855
43,562	3.00%, 01/01/2043	43,809
138,944	3.00%, 01/01/2043	139,724
49,726	3.00%, 02/01/2043	50,003
117,645	3.00%, 02/01/2043	118,190
201,045	3.00%, 02/01/2043	202,164
26,005	3.00%, 05/01/2043	26,155
69,034	3.00%, 05/01/2043	69,432
721,520	3.00%, 08/01/2045	722,350
281,660	3.00%, 09/01/2046	282,050
571,394	3.00%, 12/01/2046	572,185
473,922	3.00%, 01/01/2047	474,554
10,000	3.01%, 07/25/2025	10,183
15,000	3.02%, 01/25/2025	15,333
10,000	3.06%, 11/25/2023(4)	10,264
15,000	3.06%, 12/25/2024	15,376
10,000	3.12%, 06/25/2027	10,204
10,000	3.12%, 09/25/2026(4)	10,221
10,000	3.15%, 11/25/2025	10,274
10,000	3.19%, 09/25/2027(4)	10,254
10,000	3.19%, 07/25/2027	10,268
15,000	3.22%, 03/25/2027(4)	15,457
10,000	3.24%, 04/25/2027	10,306
10,000	3.24%, 08/25/2027	10,301
10,000	3.30%, 10/25/2026	10,361
15,000	3.33%, 05/25/2025(4)	15,608
15,000	3.33%, 08/25/2025(4)	15,602
10,000	3.35%, 11/25/2026(4)	10,398
10,000	3.41%, 12/25/2026	10,444
15,000	3.43%, 01/25/2027(4)	15,685
50,201	3.50%, 04/01/2026	51,904
51,681	3.50%, 08/01/2026	53,427
165,842	3.50%, 10/01/2026	171,431
70,580	3.50%, 10/01/2026	72,966
229,028	3.50%, 07/01/2029	237,169
21,331	3.50%, 10/01/2040	22,013
33,091	3.50%, 10/01/2041	34,143
74,932	3.50%, 11/01/2041	76,991
64,538	3.50%, 02/01/2042	66,582
23,072	3.50%, 03/01/2042	23,809
65,836	3.50%, 04/01/2042	67,942
62,950	3.50%, 04/01/2042	64,963
111,822	3.50%, 09/01/2042	115,398

The accompanying Notes are an integral part of these financial statements.

18

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)

December 31, 2017

Shares or Principal Amount		Market Value(1)
U.S. GOVERNMENT AGENCIES - 14.9% - (continued)
	FHLMC - 4.3% - (continued)
$55,211	3.50%, 09/01/2042	$56,976
164,843	3.50%, 11/01/2042	170,114
61,357	3.50%, 01/01/2043	63,211
177,903	3.50%, 12/01/2043	183,590
378,717	3.50%, 09/01/2044	390,588
1,223,492	3.50%, 08/01/2046	1,258,346
680,000	3.75%, 03/27/2019	695,901
16,464	4.00%, 06/01/2024	17,064
41,546	4.00%, 07/01/2026	43,371
43,728	4.00%, 10/01/2040	45,906
79,578	4.00%, 10/01/2040	83,541
61,008	4.00%, 10/01/2040	64,051
9,815	4.00%, 12/01/2040	10,305
48,921	4.00%, 12/01/2040	51,357
13,512	4.00%, 02/01/2041	14,186
84,270	4.00%, 02/01/2041	88,473
11,471	4.00%, 04/01/2041	12,022
78,438	4.00%, 01/01/2042	82,354
137,605	4.00%, 02/01/2042	144,473
214,482	4.00%, 11/01/2043	226,144
217,399	4.00%, 05/01/2044	227,421
136,604	4.00%, 07/01/2044	142,910
230,338	4.00%, 12/01/2046	240,908
660	4.50%, 05/01/2018	670
11,478	4.50%, 11/01/2024	12,033
34,429	4.50%, 09/01/2031	36,789
95,490	4.50%, 10/01/2039	101,712
17,415	4.50%, 05/01/2040	18,581
44,587	4.50%, 10/01/2040	47,465
91,053	4.50%, 06/01/2041	97,058
99,434	4.50%, 09/01/2041	106,093
30,550	5.00%, 05/01/2023	31,880
59,093	5.00%, 03/01/2027	63,501
44,102	5.00%, 11/01/2033	48,057
19,522	5.00%, 02/01/2038	21,137
4,700	5.00%, 04/01/2039	5,115
352,575	5.00%, 08/01/2041	385,154
18,696	5.00%, 08/01/2041	20,090
152,531	5.50%, 05/01/2036	169,351
11,107	5.50%, 05/01/2038	12,258
32,073	5.50%, 05/01/2038	35,459
35,304	5.50%, 08/01/2038	39,038
22,300	6.00%, 06/01/2036	25,141
23,610	6.00%, 04/01/2037	26,500
11,626	6.00%, 10/01/2037	13,081
150,000	6.25%, 07/15/2032	210,418

		12,179,917

	FNMA - 6.5%
900,000	1.75%, 06/20/2019	898,507
5,000	2.29%, 06/25/2026	4,790
10,000	2.37%, 07/25/2026(4)	9,628
10,000	2.42%, 10/25/2026(4)	9,668
10,000	2.45%, 09/25/2026(4)	9,667
5,000	2.49%, 05/25/2026	4,880
147,184	2.50%, 03/01/2027	147,919
67,023	2.50%, 07/01/2027	67,359
153,595	2.50%, 12/01/2027	154,363
85,982	2.50%, 02/01/2028	86,386
235,967	2.50%, 04/01/2028	237,076
221,072	2.50%, 07/01/2028	222,111

Shares or Principal Amount		Market Value(1)
U.S. GOVERNMENT AGENCIES - 14.9% - (continued)
	FNMA - 6.5% - (continued)
$538,148	2.50%, 10/01/2031	$537,684
127,744	2.50%, 01/01/2043	123,867
15,000	2.53%, 09/25/2024	14,842
10,000	2.58%, 03/25/2026	9,806
15,000	2.59%, 12/25/2024	14,925
10,000	2.70%, 02/25/2026	9,905
10,000	2.71%, 06/25/2025(4)	9,958
10,000	2.72%, 10/25/2024	9,997
10,000	2.90%, 01/25/2025(4)	10,061
10,000	2.94%, 01/25/2026(4)	10,076
33,450	3.00%, 12/01/2025	34,161
26,503	3.00%, 12/01/2026	27,034
72,582	3.00%, 03/01/2027	74,133
79,029	3.00%, 04/01/2027	80,715
229,401	3.00%, 07/01/2027	234,303
46,829	3.00%, 08/01/2027	47,774
155,312	3.00%, 02/01/2030	158,530
417,221	3.00%, 02/01/2032	425,370
34,460	3.00%, 04/01/2042	34,646
35,491	3.00%, 09/01/2042	35,577
69,866	3.00%, 11/01/2042	70,244
115,532	3.00%, 11/01/2042	116,156
155,608	3.00%, 12/01/2042	156,719
191,107	3.00%, 01/01/2043	192,130
101,296	3.00%, 02/01/2043	101,939
255,022	3.00%, 02/01/2043	256,386
151,217	3.00%, 04/01/2043	152,300
328,548	3.00%, 04/01/2043	331,634
89,041	3.00%, 04/01/2043	89,522
59,858	3.00%, 07/01/2043	60,168
106,831	3.00%, 10/01/2043	107,381
198,159	3.00%, 11/01/2043	198,260
889,923	3.00%, 03/01/2046	890,375
533,536	3.00%, 10/01/2046	534,767
105,788	3.00%, 11/01/2046	105,975
1,021,828	3.00%, 11/01/2046	1,022,347
402,487	3.00%, 12/01/2046	402,691
382,908	3.00%, 01/01/2047	383,103
10,000	3.06%, 05/25/2027(4)	10,118
10,000	3.08%, 06/25/2027(4)	10,169
6,941	3.50%, 09/01/2025	7,166
77,528	3.50%, 10/01/2028	80,435
148,497	3.50%, 07/01/2029	153,395
231,307	3.50%, 01/01/2041	238,840
44,573	3.50%, 02/01/2041	46,023
45,527	3.50%, 04/01/2041	47,010
60,870	3.50%, 11/01/2041	63,046
75,279	3.50%, 01/01/2042	77,732
28,561	3.50%, 03/01/2042	29,450
71,480	3.50%, 05/01/2042	73,811
91,632	3.50%, 06/01/2042	94,692
79,397	3.50%, 07/01/2042	81,965
214,145	3.50%, 07/01/2042	221,090
60,199	3.50%, 08/01/2042	62,154
80,013	3.50%, 08/01/2042	82,606
69,627	3.50%, 08/01/2042	71,883
297,411	3.50%, 09/01/2042	307,052
49,158	3.50%, 09/01/2042	50,742
89,939	3.50%, 09/01/2042	92,854
67,647	3.50%, 01/01/2043	69,811
193,899	3.50%, 05/01/2043	200,382

The accompanying Notes are an integral part of these financial statements.

19

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)

December 31, 2017

Shares or Principal Amount		Market Value(1)
U.S. GOVERNMENT AGENCIES - 14.9% - (continued)
	FNMA - 6.5% - (continued)
$88,226	3.50%, 08/01/2043	$91,246
87,618	3.50%, 08/01/2043	90,421
132,228	3.50%, 08/01/2043	136,592
73,552	3.50%, 08/01/2044	75,558
28,455	3.50%, 10/01/2044	29,231
73,705	3.50%, 01/01/2045	75,715
112,220	3.50%, 02/01/2045	115,280
616,474	3.50%, 11/01/2045	635,069
535,410	3.50%, 07/01/2046	550,010
193,147	3.50%, 01/01/2047	198,414
70,003	4.00%, 05/01/2020	72,045
25,088	4.00%, 04/01/2025	26,132
34,305	4.00%, 09/01/2025	35,732
46,127	4.00%, 08/01/2026	47,472
101,901	4.00%, 08/01/2040	107,047
18,089	4.00%, 08/01/2040	19,007
162,095	4.00%, 09/01/2040	170,229
7,326	4.00%, 10/01/2040	7,696
321,958	4.00%, 12/01/2040	338,204
121,872	4.00%, 02/01/2041	128,025
35,764	4.00%, 04/01/2041	37,405
16,127	4.00%, 07/01/2041	17,009
39,761	4.00%, 09/01/2041	41,753
311,922	4.00%, 12/01/2041	329,250
139,936	4.00%, 01/01/2042	146,883
476,481	4.00%, 11/01/2043	502,449
25,116	4.00%, 01/01/2044	26,306
232,895	4.00%, 01/01/2044	244,121
23,710	4.00%, 05/01/2044	24,821
150,640	4.00%, 12/01/2044	157,694
14,827	4.50%, 05/01/2025	15,491
47,921	4.50%, 04/01/2026	50,577
9,080	4.50%, 04/01/2029	9,683
68,528	4.50%, 06/01/2030	73,150
13,096	4.50%, 08/01/2038	13,970
49,683	4.50%, 01/01/2039	52,900
31,846	4.50%, 02/01/2039	33,972
87,664	4.50%, 04/01/2039	93,516
31,610	4.50%, 11/01/2039	33,657
50,163	4.50%, 02/01/2040	53,641
98,895	4.50%, 09/01/2040	106,034
96,573	4.50%, 10/01/2040	103,521
36,397	4.50%, 04/01/2041	38,754
18,852	4.50%, 04/01/2041	20,207
87,386	4.50%, 04/01/2041	93,680
96,759	4.50%, 07/01/2041	103,616
155,908	4.50%, 01/01/2044	166,164
22,712	5.00%, 02/01/2022	23,122
28,202	5.00%, 05/01/2028	30,276
177,620	5.00%, 05/01/2035	192,931
155,207	5.00%, 08/01/2035	168,641
78,597	5.00%, 03/01/2037	84,723
1,343	5.00%, 05/01/2037	1,448
27,788	5.00%, 02/01/2039	30,043
42,799	5.00%, 04/01/2039	46,133
23,275	5.00%, 01/01/2040	25,116
217,574	5.00%, 01/01/2041	234,660
211,958	5.50%, 10/01/2035	233,727
23,880	5.50%, 05/01/2037	26,387
7,521	5.50%, 01/01/2038	8,288
12,062	5.50%, 02/01/2038	13,321

Shares or Principal Amount		Market Value(1)
U.S. GOVERNMENT AGENCIES - 14.9% - (continued)
	FNMA - 6.5% - (continued)
$90,116	5.50%, 02/01/2038	$99,876
47,234	5.50%, 06/01/2038	52,009
17,240	5.50%, 07/01/2038	18,929
19,146	5.50%, 08/01/2038	21,030
60,030	5.50%, 09/01/2038	65,983
15,371	5.50%, 05/01/2040	16,961
130,000	5.63%, 07/15/2037	182,461
27,035	6.00%, 04/01/2036	30,608
44,565	6.00%, 07/01/2037	50,176
50,018	6.00%, 07/01/2037	55,877
25,633	6.50%, 06/01/2039	28,472
53,000	6.63%, 11/15/2030	74,534

		18,455,322

	GNMA - 3.8%
20,234	2.50%, 10/15/2027	20,347
65,301	2.50%, 01/15/2043	63,614
143,599	2.50%, 03/20/2047	140,320
40,816	3.00%, 04/15/2027	41,729
83,248	3.00%, 03/20/2028	85,406
36,964	3.00%, 06/20/2042	37,451
158,287	3.00%, 08/20/2042	160,423
161,848	3.00%, 09/20/2042	164,049
97,200	3.00%, 11/15/2042	98,318
123,576	3.00%, 12/20/2042	125,294
90,194	3.00%, 05/15/2043	91,534
203,632	3.00%, 06/20/2043	206,505
188,969	3.00%, 07/20/2043	191,636
213,850	3.00%, 10/20/2045	215,998
628,153	3.00%, 09/20/2046	634,463
458,162	3.00%, 11/20/2046	462,764
925,953	3.00%, 12/20/2046	935,254
7,551	3.50%, 09/15/2025	7,822
27,039	3.50%, 09/20/2040	28,102
31,729	3.50%, 12/15/2040	32,834
12,994	3.50%, 02/15/2041	13,446
11,994	3.50%, 12/20/2041	12,465
64,369	3.50%, 01/20/2042	66,902
27,348	3.50%, 02/20/2042	28,424
16,108	3.50%, 03/15/2042	16,678
117,668	3.50%, 04/20/2042	122,297
146,326	3.50%, 05/20/2042	152,083
8,789	3.50%, 06/15/2042	9,113
50,902	3.50%, 06/15/2042	52,788
82,299	3.50%, 06/20/2042	85,613
98,484	3.50%, 08/20/2042	102,358
126,455	3.50%, 04/20/2043	131,430
156,558	3.50%, 07/20/2043	162,718
93,423	3.50%, 08/15/2043	97,156
258,709	3.50%, 09/20/2043	268,890
748,697	3.50%, 04/20/2045	775,025
1,122,969	3.50%, 11/20/2046	1,162,037
631,983	3.50%, 01/20/2047	653,969
12,641	4.00%, 08/15/2026	13,176
192,567	4.00%, 08/15/2039	201,082
25,484	4.00%, 07/20/2040	26,825
15,159	4.00%, 08/15/2040	15,866
16,713	4.00%, 10/20/2040	17,591
107,754	4.00%, 12/15/2040	113,163
32,775	4.00%, 06/15/2041	34,385
29,549	4.00%, 09/15/2041	31,305

The accompanying Notes are an integral part of these financial statements.

20

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)

December 31, 2017

Shares or Principal Amount		Market Value(1)
U.S. GOVERNMENT AGENCIES - 14.9% - (continued)
	GNMA - 3.8% - (continued)
$11,942	4.00%, 12/20/2041	$12,569
24,241	4.00%, 01/20/2042	25,514
15,162	4.00%, 03/20/2042	15,959
56,183	4.00%, 05/20/2042	59,112
41,549	4.00%, 06/15/2042	43,593
218,780	4.00%, 06/20/2044	229,799
176,774	4.00%, 09/20/2044	185,624
193,755	4.00%, 11/20/2044	203,425
369,569	4.00%, 11/20/2045	387,310
207,236	4.00%, 03/20/2047	216,315
60,414	4.50%, 05/15/2039	64,765
218,093	4.50%, 09/15/2039	235,123
15,515	4.50%, 04/15/2040	16,343
5,776	4.50%, 05/20/2040	6,126
3,579	4.50%, 06/15/2040	3,767
44,315	4.50%, 06/20/2040	47,002
126,089	4.50%, 09/20/2040	133,769
84,276	4.50%, 10/15/2040	89,247
26,800	4.50%, 10/20/2040	28,425
58,169	4.50%, 03/20/2041	61,696
12,534	4.50%, 04/15/2041	13,355
37,244	4.50%, 06/20/2041	39,471
83,427	5.00%, 11/20/2035	90,696
36,080	5.00%, 09/15/2039	38,976
67,106	5.00%, 02/15/2040	72,770
93,867	5.00%, 09/20/2040	102,890
58,660	5.00%, 02/20/2041	63,761
48,592	5.00%, 03/20/2041	52,852
51,464	5.00%, 08/20/2041	56,006
14,972	5.00%, 12/20/2041	16,274
13,849	5.50%, 05/20/2038	15,142
34,538	5.50%, 07/15/2038	37,944
34,029	5.50%, 08/20/2041	37,349
29,279	6.00%, 02/15/2036	32,735
18,376	6.00%, 08/20/2041	20,877

		10,867,229

	Tennessee Valley Authority - 0.1%
213,000	6.75%, 11/01/2025	275,679

	Total U.S. Government Agencies (cost $42,700,015)	42,503,918

U.S. GOVERNMENT SECURITIES - 18.4%
	U.S. Treasury Securities - 18.4%
	U.S. Treasury Bonds - 2.7%
1,160,000	2.50%, 02/15/2045	1,105,852
4,435,000	2.50%, 02/15/2046	4,220,353
325,000	2.75%, 08/15/2047	325,406
276,000	3.13%, 11/15/2041	296,711
980,000	3.13%, 02/15/2043	1,052,849
400,000	3.50%, 02/15/2039	456,860

		7,458,031

	U.S. Treasury Notes - 15.7%
5,400,000	1.13%, 02/28/2021	5,251,289
1,300,000	1.25%, 11/30/2018	1,293,652
4,000,000	1.38%, 03/31/2020	3,953,125
1,300,000	1.50%, 10/31/2019	1,291,063
7,820,000	1.63%, 06/30/2019	7,792,813
3,350,000	1.63%, 05/15/2026	3,155,281
7,688,000	1.75%, 05/15/2022	7,564,271

Shares or Principal Amount		Market Value(1)
U.S. GOVERNMENT SECURITIES - 18.4% - (continued)
	U.S. Treasury Securities - 18.4% - (continued)
	U.S. Treasury Notes - 15.7% - (continued)
$1,350,000	2.00%, 02/15/2025	$1,319,678
4,700,000	2.00%, 11/15/2026	4,548,535
315,000	2.13%, 05/15/2025	310,189
500,000	2.25%, 11/15/2027	492,949
2,910,000	2.75%, 11/15/2023	2,988,775
2,825,000	2.75%, 02/15/2024	2,899,156
2,215,000	3.13%, 05/15/2021	2,291,833

		45,152,609

	Total U.S. Government Securities (cost $53,007,654)	52,610,640

	Total Long-Term investments - Excluding Purchased Options (cost $192,257,183)	214,212,571

SHORT-TERM INVESTMENTS - 14.1%
	Repurchase Agreements - 0.4%

RBC Capital Markets LLC TriParty Repurchase Agreement (dated 12/29/2017, repurchase price $1,191,179, collateralized by U.S. Treasury Bonds
2.25% - 8.88%, 2019 - 2046, U.S. Treasury Inflation Index Bond 0.75%, 2045, U.S. Treasury Inflation Index Note 0.38%, 2025, U.S. Treasury Notes 1.38% - 3.50%, 2020 - 2026, value of $1,211,487)

1,191,000	1.35%, 01/02/2018	1,191,000

	U.S. Government Agencies - 13.7%
	FHLB - 4.6%
13,000,000	1.25%, 01/19/2018(6)	12,992,083

	FHLMC - 4.5%
7,000,000	1.10%, 02/05/2018(6)	6,991,271
6,000,000	1.16%, 01/26/2018(6)	5,994,840

		12,986,111

	FNMA - 4.6%
8,000,000	1.09%, 01/08/2018(6)	7,998,280
5,000,000	1.23%, 02/12/2018(6)	4,992,485

		12,990,765

		38,968,959

	Total Short-Term investments (cost $40,162,148)	40,159,959

Total Investments Excluding Purchased Options (cost $232,419,331)	89.0%	$254,372,530

Total Purchased Options (cost $39,981,719)	4.8%	13,601,314

Total Investments (cost $272,401,050)	93.8%	$267,973,844
Other Assets and Liabilities	6.2%	17,681,265

Total Net Assets	100.0%	$285,655,109

The accompanying Notes are an integral part of these financial statements.

21

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)

December 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity industry classifications used in this report are the Global Industry Classification Standard (GICS®), which was developed by and is the exclusive property and service mark of MSCI, Inc. and S&P.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

(1)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

(2)	Non-income producing.

(3)	Affiliated company as defined under Sections 2(a)(2) and 2(a)(3) of the Investment Company Act of 1940. Hartford Investment Management Company, the Fund’s adviser, is a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. A summary of transactions for the year ended December 31, 2017 is as follows:

Company	Beginning Value At January 1, 2017	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Unrealized Gain (Loss)	Ending Value At December 31, 2017	Dividend Income
Hartford Financial Services Group, Inc. (The)	$81,100	$—	$(29,337)	$5,688	$5,695	$63,146	$1,224

(4)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(5)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At December 31, 2017, the aggregate value of these securities was $1,528,053, which represents 0.5% of total net assets.

(6)	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

Futures Contracts Outstanding at December 31, 2017

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
Short position contracts:
S&P 500 (E-Mini)	(313)	03/16/2018	(41,188,559)	$(41,879,393)	$(690,834)

Cash of $3,700,000 was pledged as initial margin deposit and collateral for the daily variation margin on open futures contracts at December 31, 2017.

OTC Option Contracts Outstanding at December 31, 2017

Description	Counterparty	Risk Exposure Category	Exercise Price	Expiration Date	Number of Contracts	Market Value	Premiums Received/Paid by Fund(1)	Unrealized Appreciation Depreciation
Purchased option contracts:
Put option contracts
S&P 500 Index Option	BCLY	EQ	2,098	11/02/21	31,706	$4,533,819	$13,320,087	$(8,786,268)
S&P 500 Index Option	CSI	EQ	2,098	11/02/21	31,705	4,533,676	13,290,419	(8,756,743)
S&P 500 Index Option	JPM	EQ	2,098	11/02/21	31,706	4,533,819	13,371,213	(8,837,394)

Total put option contracts					95,117	$13,601,314	$39,981,719	$(26,380,405)

Total purchased option contracts					95,117	$13,601,314	$39,981,719	$(26,380,405)

(1)	For purchased options, premiums are paid by the Fund, for written options, premiums are received.

The brokers deposited securities valued at $10,009,683 and cash of $4,920,000 with the custodian to serve as collateral for the options purchased by the Fund. The collateral is maintained in a segregated account at the custodian on behalf of the Fund. Since the brokers retain legal title to the securities, the securities are not considered assets of the Fund and are not included in the Statement of Assets and Liabilities.

The accompanying Notes are an integral part of these financial statements.

22

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (concluded)

December 31, 2017

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Index Abbreviations:
MSCI	Morgan Stanley Capital International
S&P	Standard & Poor’s

Other Abbreviations:
EQ	Equity
ETF	Exchange Traded Fund
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
MTN	Medium Term Note
REIT	Real Estate Investment Trust

Municipal Abbreviations:
DA	Development Authority
GO	General Obligation

Counterparty Abbreviations:
BCLY	Barclays Bank PLC
CSI	Credit Suisse International
JPM	JP Morgan Chase & Co.
RBC	RBC Dominion Securities

Investment Valuation Hierarchy Level Summary at December 31, 2017

Description	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets:
Common Stocks(2)	$71,741,784	$71,741,784	$—	$—
Exchange-Traded Funds	891,629	891,629	—	—
Asset & Commercial Mortgage Backed Securities	929,525	—	929,525	—
Corporate Bonds	41,473,982	—	41,473,982	—
Foreign Government Obligations	3,133,264	—	3,133,264	—
Municipal Bonds	927,829	—	927,829	—
U.S. Government Agencies	42,503,918	—	42,503,918	—
U.S. Government Securities	52,610,640	492,949	52,117,691	—
Short-Term Investments	40,159,959	—	40,159,959	—
Put Options Purchased	13,601,314	—	13,601,314	—

Total	$267,973,844	$73,126,362	$194,847,482	$—

Liabilities:				—
Futures(3)	(690,834)	(690,834)	—	—

Total	$(690,834)	$(690,834)	$—	$—

(1)	For the year ended December 31, 2017, investments valued at $2,405,370 were transferred from Leve1 1 to Level 2 due to a U.S. Treasury security that no longer represented the most recent issue and is exclusively traded in the secondary market. For the same time period investments valued at $125,438 were transferred from Level 3 to Level 2 due to securities that was previously valued using significant unobservable inputs but is now valued using observable inputs.

(2)	Refer to the Schedule of Investments for further industry breakout.

(3)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

Level 3 investments held by the Fund at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2017 is not presented.

None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.

The accompanying Notes are an integral part of these financial statements.

23

HIMCO VIT Portfolio Diversifier Fund

Statement of Assets and Liabilities

December 31, 2017

Assets:
Investments in unaffiliated securities, at market value (cost $272,354,474)	$267,910,698
Investments in affiliated securities, at market value (cost $46,576)	63,146
Cash(1)	16,936,290
Receivables:
Investment securities sold	778,560
Dividends and interest	994,188
Variation margin on futures contracts	151,805
Other assets	69,816

Total assets	286,904,503

Liabilities:
Payables:
Investment securities purchased	932,376
Fund shares redeemed	53,609
Investment management fees	113,430
Distribution fees	60,282
Trustees fees	396
Accrued expenses	89,301

Total liabilities	1,249,394

Net assets	$285,655,109

Summary of Net Assets:
Capital stock and paid-in-capital	$399,761,229
Undistributed net investment income	3,294,537
Accumulated net realized loss	(112,282,617)
Unrealized depreciation of investments	(5,118,040)

Net assets	$285,655,109

Class IB: Net asset value per share	$7.02

Shares Outstanding	40,686,681

Net Assets	$285,655,109

(1)	Cash of $3,700,000 was pledged as initial margin deposit and collateral for the daily variation margin on open futures contracts at December 31, 2017.

The accompanying Notes are an integral part of these financial statements.

24

HIMCO VIT Portfolio Diversifier Fund

Statement of Operations

For the Year Ended December 31, 2017

Investment Income:
Dividends from unaffiliated securities	$1,547,873
Dividends from affiliated securities	1,224
Interest	3,942,707
Other Income	205

Total investment income, net	5,492,009

Expenses:
Investment management fees	1,765,671
Transfer agent fees	4,683
Distribution fees - Class IB	735,696
Custodian fees	31,784
Accounting service fees	209,215
Trustees fees	38,949
Audit fees	36,187
Printing fees	32,445
Legal fees	33,395
Insurance fees	19,569
Other expenses	14,354

Total expenses (before waivers)	2,921,948

Total waivers	(414,089)

Total expenses, net	2,507,859

Net Investment Income	2,984,150

Net Realized Gain (Loss) on Investments and Other Financial Instruments:
Net realized gain on investments in unaffiliated securities	10,463,210
Net realized gain on investments in affiliated securities	5,688
Net realized loss on futures	(9,431,476)

Net Realized Gain on Investments and Other Financial Instruments	1,037,422

Net Changes in Unrealized Appreciation (Depreciation) of Investments and Other Financial Instruments:
Net unrealized appreciation of investments	4,606,374
Net realized depreciation of purchased options	(18,021,732)
Net unrealized depreciation of futures contracts	(554,956)

Net Changes in Unrealized Depreciation of Investments and Other Financial Instruments	(13,970,314)

Net Realized and Unrealized Loss on Investments and Other Financial Instruments	(12,932,892)

Net Decrease in Net Assets Resulting from Operations	$(9,948,742)

The accompanying Notes are an integral part of these financial statements.

25

HIMCO VIT Portfolio Diversifier Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Operations:
Net investment income	$2,984,150	$2,537,220
Net realized gain (loss) on investments and other financial instruments	1,037,422	(18,732,372)
Net unrealized appreciation (depreciation) of investments and other financial instruments	(13,970,314)	2,238,371

Net Decrease in Net Assets Resulting from Operations	(9,948,742)	(13,956,781)

Distributions to Shareholders:
From net investment income
Class IB	(3,015,178)	—

Total distributions	(3,015,178)	—

Capital Share Transactions:
Class IB
Sold	31,520,549	54,100,898
Issued on reinvestment of distributions	3,015,178	—
Redeemed	(48,466,289)	(72,733,609)

Total capital share transactions	(13,930,562)	(18,632,711)

Net decrease from capital share transactions	(13,930,562)	(18,632,711)

Net Decrease in Net Assets	(26,894,482)	(32,589,492)

Net Assets:
Beginning of period	312,549,591	345,139,083

End of period	$285,655,109	$312,549,591

Undistributed net investment income	$3,294,537	$2,927,233

Shares:
Class IB
Sold	4,416,644	7,156,098
Issued on reinvestment of distributions	423,480	—
Redeemed	(6,760,753)	(9,439,893)

Total share activity	(1,920,629)	(2,283,795)

The accompanying Notes are an integral part of these financial statements.

26

HIMCO VIT Portfolio Diversifier Fund

Notes to Financial Statements

December 31, 2017

1.	Organization:

HIMCO Variable Insurance Trust (the “Trust”) is an open-end registered management investment company. The Trust is organized under the laws of the State of Delaware and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”).

HIMCO VIT Portfolio Diversifier Fund (the “Fund”) serves as an underlying investment option for certain variable annuity separate accounts of Hartford Life Insurance Company (“Hartford Life”) and its affiliates and Forethought Life Insurance Company (“Forethought”). The Fund’s shares are available only to separate accounts of Hartford Life and its affiliates and Forethought who have elected a guaranteed benefit rider subject to an allocation requiring investment in the Fund.

The Fund is a series of the Trust. The Fund is the successor of a series of Hartford Series Fund, Inc. (the “Hartford Portfolio Diversifier HLS Fund”). The reorganization of the Hartford Portfolio Diversifier HLS Fund with and into the Fund occurred on October 20, 2014. All information regarding and references to periods prior to October 20, 2014 relate to the Hartford Portfolio Diversifier HLS Fund. The Fund is a diversified open-end management investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The Fund is authorized to issue an unlimited number of shares.

Class IB shares of the Fund are offered at the per share net asset value (“NAV”) without a sales charge and are subject to distribution and service fees charged pursuant to a distribution plan (the “Distribution Plan”) approved by the Board of Trustees in accordance with Rule 12b-1 under the 1940 Act and the requirements of the applicable market conduct rules of the Financial Industry Regulatory Authority concerning asset-based sales charges.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV per share is determined for the Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, the Fund will treat such day as a typical business day and accept purchase and redemption orders and calculate the Fund’s NAV as of 4:00 p.m. Eastern Time. The NAV for each share is determined by dividing the value of the Fund’s net assets by the number of shares outstanding. For any day where, due to technical or other issues, trading is halted before the scheduled close of the Exchange, and not as part of a trading halt that is effected on a market-wide basis, the Fund may elect to continue to treat the Valuation Date as occurring at the time of the schedule close of the Exchange. Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales were reported, market value is based on prices obtained from independent pricing services, a quotation reporting system or established market makers. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board of Trustees. Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for

27

HIMCO VIT Portfolio Diversifier Fund

Notes to Financial Statements – (continued)

December 31, 2017

the entire day and no other market prices are available. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities or other instruments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that the Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income securities, including those with a remaining maturity of less than sixty (60 days), and non-exchange traded derivatives held by the Fund are valued in accordance with procedures established by the Board of Trustees. Such investments are normally valued on the basis of quotes obtained from independent pricing services or brokers and dealers. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, the Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. If pricing services do not provide a price for short term investments maturing in 60 days or less, such investments are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

If pricing services do not provide a price for short term investments maturing in 60 days or less, such investments are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange traded futures, options and options on futures are valued in accordance with procedures established by the Board of Trustees. Such instruments are normally valued on the basis of quotes obtained from independent pricing services. Prices obtained from independent pricing services use most recent settlement prices and/or bid and ask prices for futures; and last sale prices and bid and ask prices for options and options on futures. If pricing services are not able to provide prices for futures, such instruments will generally be valued at the most recent trade price as of the NYSE Close. If pricing services are not able to provide prices for options and options on futures, such instruments will generally be valued on the basis of quotes obtained from brokers, dealers or market makers. If the option is out of the money, within 30 days of expiration and no bid price is available, the option may be valued at zero. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments in registered open-end investment companies are valued at the respective NAV of each such investment on the Valuation Date. Such open-end funds may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Board of Trustees.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. The determination of which category within the fair value hierarchy is appropriate for any given instrument is based on the lowest level of input that is significant to the fair value measurement. These levels are:

•	Level 1 – Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, investment companies, exchange traded funds, rights and warrants.

28

HIMCO VIT Portfolio Diversifier Fund

Notes to Financial Statements – (continued)

December 31, 2017

•	Level 2 – Observable inputs other than Level 1 prices, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities or other market corroborated inputs. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.
•	Level 3 – Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The procedures adopted by the Board of Trustees define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee has the overall responsibility for implementing the procedures adopted by the Board of Trustees, including the responsibility for determining the fair value of the Fund’s investments. The Valuation Committee is also responsible for determining in good faith the fair value of an investment when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment, as provided by the primary pricing service or alternative source, is believed not to reflect the investment’s fair value as of the Valuation Date.

The Valuation Committee is comprised of the Trust’s Chief Executive Officer, Treasurer, Chief Operating Officer, and Chief Legal Officer, or their designees, and other personnel of the investment manager subject to prior approval by the Board of Trustees. In addition, the Trust’s Chief Compliance Officer (“CCO”) shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures and to keep the Trust’s CCO regularly informed of pricing and Valuation Committee proceedings. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s adviser, knowledgeable brokers, and legal counsel in making such determination.

At each quarterly meeting of the Board of Trustees, the Valuation Committee provides a written report that includes details of all fair-valued investments to the extent any are fair-valued, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” review). The Board of Trustees then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary included in the Schedule of Investments.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

29

HIMCO VIT Portfolio Diversifier Fund

Notes to Financial Statements – (continued)

December 31, 2017

Dividend income from domestic securities is recorded on the ex-dividend date. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage related and other asset backed securities are included in interest income in the Statement of Operations, as applicable.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

e)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Board of Trustees based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and to make distributions of realized gains, if any, at least once per year.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include, but are not limited to, losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements and Reverse Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer, the Fund, at a mutually agreed upon time and price. A reverse repurchase agreement is an agreement by which the Fund agrees to sell an investment and agrees to repurchase the investment sold from the buyer, the counterparty, at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk – that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of December 31, 2017.

b)

Illiquid and Restricted Investments – The Fund is permitted to invest in illiquid investments in an amount up to 15% of its net assets. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used for such investments in determination of the Fund’s NAV. The Fund may not be able to sell illiquid investments when the investment manager considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of

30

HIMCO VIT Portfolio Diversifier Fund

Notes to Financial Statements – (continued)

December 31, 2017

illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the lack of reliable market quotations for such investments, and investments in them may have an adverse impact on the Fund’s NAV. The Fund may invest in certain restricted investments. Restricted investments may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. The Fund may also purchase investments that may have restrictions on transfer or resale (including Rule 144A securities and Regulation S securities). These securities may either be determined to be liquid or illiquid pursuant to policies and guidelines established by the Board of Trustees. The Fund did not hold illiquid and/or restricted investments as of December 31, 2017.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. When-issued and delayed delivery investments and forward commitments involve the risk that the investment the Fund buys will lose value prior to its delivery. There are also risks that the investment will never be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the investment and any gain in the investment’s price. The Fund did not hold when-issued or delayed-delivery investments as of December 31, 2017.

d)	Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund, as shown on the Schedule of Investments, had mortgage related and other asset backed securities as of December 31, 2017.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments in the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses in the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to the Schedule of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized appreciation and depreciation on derivative instruments during the year are disclosed in the Statement of Operations.

a)

Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the

31

HIMCO VIT Portfolio Diversifier Fund

Notes to Financial Statements – (continued)

December 31, 2017

investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of December 31, 2017.

b)	Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. Option contracts are either privately negotiated in the OTC market (“OTC options”) or executed in a registered exchange (“exchange traded options). The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid investments having a value equal to or greater than the fluctuating market value of the option investment or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. The Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes the Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements. The Fund, as shown on the Schedule of Investments, had outstanding purchased options as of December 31, 2017. The Fund did not hold written options contracts as of December 31, 2017.

Additional Derivative Instrument Information:

Fair Value of Derivative Instruments in the Statement of Assets and Liabilities as of December 31, 2017:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in unaffiliated securities, at market value (purchased options)	$—	$—	$—	$13,601,314	$—	$—	$13,601,314

Total	$—	$—	$—	$13,601,314	$—	$—	$13,601,314

32

HIMCO VIT Portfolio Diversifier Fund

Notes to Financial Statements – (continued)

December 31, 2017

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Liabilities:
Unrealized depreciation on futures(1)	$—	$—	$—	$690,834	$—	$—	$690,834

Total	$—	$—	$—	$690,834	$—	$—	$690,834

(1)	Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended December 31, 2017.

The Effect of Derivative Instruments in the Statement of Operations for the year ended December 31, 2017:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Loss on Derivatives Recognized as a Result of Operations:
Net realized loss on futures	$—	$—	$—	$(9,431,476)	$—	$—	$(9,431,476)

Total	$—	$—	$—	$(9,431,476)	$—	$—	$(9,431,476)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of investments in purchased options	$—	$—	$—	$(18,021,732)	$—	$—	$(18,021,732)
Net change in unrealized depreciation of futures	—	—	—	(554,956)	—	—	(554,956)

Total	$—	$—	$—	$(18,576,688)	$—	$—	$(18,576,688)

c)	Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and the Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of the Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. The Fund is required to deposit financial collateral (including cash collateral) at the Fund’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

The following tables present the Fund’s derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statement of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement (“MNA”) and net of the related collateral received/pledged by the Fund as of December 31, 2017:

Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$—	$690,834
Purchased options	13,601,314	—

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	13,601,314	690,834

Derivatives not subject to a MNA	—	690,834

Total gross amount of assets and liabilities subject to MNA or similar agreements	$13,601,314	$—

33

HIMCO VIT Portfolio Diversifier Fund

Notes to Financial Statements – (continued)

December 31, 2017

	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Counterparty
Barclays Bank PLC	$4,533,819	$—	$(4,533,819)	$—	$—
Credit Suisse International	4,533,676	—	—	(4,533,676)	—
JP Morgan Chase & Co.	4,533,819	—	(4,533,819)	—	—

Total subject to a master netting or similar arrangement	$13,601,314	$—	$(9,067,638)	$(4,533,676)	$—

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

5.	Principal Risks:

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (“IRC”), by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, paydown gain/loss, adjustments related to certain corporate actions, REITs, RICs and certain derivatives. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend

34

HIMCO VIT Portfolio Diversifier Fund

Notes to Financial Statements – (continued)

December 31, 2017

distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Ordinary Income	$3,015,178	$—

As of December 31, 2017, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$3,294,537
Undistributed Long-Term Capital Gain	—
Capital Loss Carryforward	(89,064,436)
Unrealized Appreciation (Depreciation)(1)	(28,336,221)

Total Accumulated Earnings (Deficit)	$(114,106,120)

(1)	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, adjustments related to REITs, RICs, certain derivatives and corporate actions.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as paydown gain/loss and certain distributions from REITs after gain/loss. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statements of Changes in Net Assets as from undistributed net investment income, from accumulated net realized loss on investments or from capital depending on the type of book and tax differences that exist. For the fiscal year ended December 31, 2017, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Paid In Capital	$(99,982)
Undistributed Net Investment Income	398,332
Accumulated Net Realized Loss	(298,350)

e)	Capital Loss Carryforward – Under U.S. tax law, the Fund is permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At December 31, 2017 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Capital loss carryforwards with no expiration:

Amount
Short-Term Capital Loss Carryforward	$12,269,358
Long-Term Capital Loss Carryforward	76,795,078

Total	$89,064,436

f)	Federal Tax Cost – At December 31, 2017, the cost of securities (including derivatives) for federal income tax purposes was $296,310,065, and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Amount
Unrealized Appreciation	$24,653,260
Unrealized Depreciation	(52,989,481)

Net Unrealized Depreciation	$(28,336,221)

35

HIMCO VIT Portfolio Diversifier Fund

Notes to Financial Statements – (continued)

December 31, 2017

g)	Accounting for Uncertainty in Income Taxes – In accordance with U.S. GAAP, the Fund analyzes all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2017. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Fees and Expenses:

a)	Investment Management Agreement – Hartford Investment Management Company (“Hartford Investment Management”) serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Trust. Hartford Investment Management is a wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). The investment manager provides day-to-day investment management services to the Fund and has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for operation of the Fund.

The schedule below reflects the rates of compensation as a percentage of the Fund’s average daily net assets paid to the investment manager for investment management services rendered as of December 31, 2017; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $500 million	0.60%
On next $500 million	0.55%
On next $4 billion	0.50%
On next $5 billion	0.48%
Over $10 billion	0.47%

b)	Accounting Services Agreement – State Street Bank and Trust Company (“State Street Bank”) provides the Fund with accounting services pursuant to a fund accounting agreement by and between the Trust, on behalf of the Fund, and State Street Bank. The amount paid for accounting services can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

c)	Operating Expenses – Allocable expenses incurred by the Trust are allocated to the Fund in proportion to the average daily net assets of the Fund, except where allocation of certain expenses is more fairly made directly to the Fund.

Hartford Investment Management has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for the Class IB shares of the Fund at the annual rate of 0.85% of average daily net assets. This contractual arrangement will remain in effect until April 30, 2018, and shall renew automatically for one-year terms unless the investment manager provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

d)	Distribution Plan for Class IB Shares – HIMCO Distribution Services Company, a wholly owned subsidiary of The Hartford, serves as the principal underwriter and distributor of the Fund. The Trust, on behalf of the Fund, has adopted a
Distribution Plan pursuant to Rule 12b-1 of the 1940 Act for Class IB shares to compensate the distributor, from assets attributable to the services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the review and approval of the Board of Trustees.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board of Trustees has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities, including insurance company affiliates of Hartford Investment Management,

36

HIMCO VIT Portfolio Diversifier Fund

Notes to Financial Statements – (concluded)

December 31, 2017

providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. The distribution fee paid during the period can be found in the Statement of Operations. These fees are accrued daily and paid monthly or at such other intervals as the Board of Trustees may determine.

e)	Transfer Agent Fees – State Street Bank provides transfer agent services to the Fund. The transfer agent is reimbursed for out-of-pocket expenses and other costs associated with the services it provides to the Fund, including costs invoiced by sub-contractors. Hartford Investment Management and its affiliates may pay, out of their own assets, compensation to third-party administrators for recordkeeping and other administrative services. The amount paid for transfer agent services can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

f)	Trustee Fees – The Board of Trustees is responsible for oversight of the Fund. The Board of Trustees elects officers who are responsible for the day to day operations of the Fund. The Board of Trustees oversees the investment manager and the other principal service providers of the Fund. The Board of Trustees currently holds four regularly scheduled meetings throughout each year. In addition, the Board of Trustees may hold special meetings at other times either in person or by telephone. The Trustee fees paid during the period can be found in the Statement of Operations.

8.	Investment Transactions:

For the year ended December 31, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term investments) was as follows:

	Excluding Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$16,406,450	$32,278,750	$48,685,200
Sales Proceeds	49,366,282	43,488,984	92,855,266

9.	Indemnifications:

Under the Trust’s organizational documents, the Trust shall indemnify its officers and trustees to the full extent required or permitted under The Delaware Statutory Trust Act and the federal securities laws. In addition, the Trust, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10.	Subsequent Event:

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the Financial Statements were issued. Except as noted below, based on this evaluation, no adjustments to, or disclosures in, the Financial Statements were necessary as of December 31, 2017.

At a meeting held on December 1, 2017, the Board of Trustees unanimously approved an Agreement and Plan of Reorganization for the reorganization of the Fund with and into BlackRock Managed Volatility V.I. Fund, a series of BlackRock Variable Series Funds, Inc. (the “Reorganization”). The Board of Trustees has called for a special meeting of shareholders of the Fund to be held on April 4, 2018 for the purpose of seeking approval of the Agreement and Plan of Reorganization. If approved, the Reorganization is expected to occur on or about April 23, 2018, resulting in the termination, dissolution and complete liquidation of the Fund as a series of the Trust.

37

HIMCO VIT Portfolio Diversifier Fund

Financial Highlights

	— Selected Per-Share Data —(1)								— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Total Distributions	Net Asset Value End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets
HIMCO VIT Portfolio Diversifier Fund
For the Year Ended December 31, 2017
IB	$7.34	$0.07	$(0.32)	$(0.25)	$(0.07)	$(0.07)	$7.02	(3.36)%	$285,655	0.99%	0.85%	1.01%

For the Year Ended December 31, 2016
IB	$7.69	$0.06	$(0.41)	$(0.35)	$—	$—	$7.34	(4.55)%	$312,550	0.97%	0.85%	0.78%

For the Year Ended December 31, 2015
IB	$7.91	$0.06	$(0.21)	$(0.15)	$(0.07)	$(0.07)	$7.69	(1.89)%	$345,139	1.02%	0.85%	0.71%

For the Year Ended December 31, 2014
IB	$8.13	$0.05	$(0.21)	$(0.16)	$(0.06)	$(0.06)	$7.91	(2.03)%	$417,007	0.90%	0.85%	0.59%

For the Year Ended December 31, 2013(4)
IB	$9.38	$0.03	$(1.25)	$(1.22)	$(0.03)	$(0.03)	$8.13	(12.96)%	$443,121	0.89%	0.85%	0.29%

(1)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
(3)	Adjustments include waivers and reimbursements, if applicable.
(4)	Financial highlights for the fiscal year ended December 31, 2013 were audited by the Predecessor Fund’s auditor.

Portfolio Turnover Rate
For the Year Ended December 31, 2017	20%
For the Year Ended December 31, 2016	52
For the Year Ended December 31, 2015	34
For the Year Ended December 31, 2014	33
For the Year Ended December 31, 2013(1)	31

(1)	Financial highlights for the fiscal year ended December 31, 2013 were audited by the Predecessor Fund’s auditor.

38

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of HIMCO Variable Insurance Trust and Shareholders of

HIMCO VIT Portfolio Diversifier Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of HIMCO VIT Portfolio Diversifier Fund (the “Fund”), a series of the HIMCO Variable Insurance Trust, including the schedule of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended, and the related notes. The financial highlights for the year ended December 31, 2013 were audited by other auditors. Those auditors expressed an unqualified opinion on the financial highlights in their report dated February 17, 2014. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 10 to the financial statements, on December 1, 2017, the Board of Trustees unanimously approved an Agreement and Plan of Reorganization for the reorganization of the Fund with and into BlackRock Managed Volatility V.I. Fund, a series of BlackRock Variable Series Funds, Inc.

Deloitte & Touche LLP

Boston, Massachusetts

February 12, 2018

We have served as the auditor of one or more HIMCO Variable Insurance Trust investment companies since 2014.

39

HIMCO VIT Portfolio Diversifier Fund

Trustees and Officers (Unaudited)

The Board of Trustees and officers of the Trust, their business addresses, principal occupations for at least the past five years and years of birth are listed in the tables below. The Board of Trustees (i) provides broad supervision over the affairs of the Trust and the Fund and (ii) elects officers who are responsible for the day-to-day operations of the Fund and the execution of policies formulated by the Board of Trustees. The first table below provides information about those trustees who are deemed not to be “interested persons” of the Trust, as that term is defined in the 1940 Act (i.e., “non-interested trustees”), while the second table below provides information about the Trust’s “interested” trustees and the Trust’s officers.

Non-Interested Trustees

Birth and Address	Position Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships for Public Companies and Other Registered Investment Companies Held by Trustee
PAUL BRAVERMAN (1949) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Lead Independent Trustee	Since 2014	Mr. Braverman is a private investor. He was a Partner and Chief Financial Officer of Wellington Management Company, LLP until 2007. He currently serves as a board member at Aesir Capital Management, Claren Road Asset Management, and Kieger (US) Ltd., investment advisory firms, and Leerink Swann Holdings, a healthcare investment bank.	2	Mr. Braverman currently serves as an Independent Trustee of GMO Trust (January 2009 to present) (54 funds overseen).

MARK OSTERHELD (1955) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Trustee	Since 2014	Mr. Osterheld is a private investor. Mr. Osterheld was Vice President of Treasury Oversight at Fidelity Investments until 2013.	2	None.

VANESSA WILSON (1959) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Trustee	Since 2014	Ms. Wilson is a private investor. Ms. Wilson served as Chief Financial Officer of Golden Seeds LLC, and of Golden Seeds Fund 2 GP until September 2015. Ms. Wilson worked for Deutsche Bank Securities until 2007, where she was a Managing Director and an equity research analyst.	2	None.

*	Term of Office: Each trustee may serve until his or her successor is elected and qualifies.

40

HIMCO VIT Portfolio Diversifier Fund

Trustees and Officers (Unaudited) – (continued)

Officers and Interested Trustees

Name, Year of Birth and Address	Position Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
BRION JOHNSON** (1960) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Trustee and Chairman of the Board	Since 2014	Mr. Johnson currently serves as President of Hartford Investment Management and President of Hartford Life. From 2011 to 2012, Mr. Johnson served as a Managing Director, Chief Financial Officer and Head of Strategy and Development for Hartford Investment Management. Prior to joining Hartford Investment Management, Mr. Johnson served as Managing Member of Shoreline Arts and Publishing, LLC, a publishing and marketing business. From 2001 to 2008, Mr. Johnson was Executive Vice President and Head of Portfolio Management of PPM America, an affiliate of Prudential, plc.	2	None.

HUGH WHELAN** (1960) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Trustee	Since 2014	Mr. Whelan is a private investor. Mr. Whelan was the Head of Quantitative Equities and Interim President of Hartford Investment Management until 2012. Prior to joining Hartford Investment Management, Mr. Whelan was the Head of Quantitative Equities at ING Investment Management from 2001 to 2005.	2	None.

JEREMY BILLIEL† (1979) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Treasurer	Since 2018	Mr. Billiel currently serves as Vice President of Hartford Investment Management, overseeing all FP&A activities for the firm. From 2014 to 2017, he served as Assistant Treasurer of HIMCO Variable Insurance Trust. Prior to 2013, Mr. Billiel held various roles within The Hartford’s Personal Lines division and ING Investment management.	N/A	N/A

CHRISTOPHER CONNER (1970) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Chief Compliance Officer	Since 2016	Mr. Conner currently serves as Chief Compliance Officer of Hartford Life separate accounts and various Hartford entity broker-dealers. Prior to 2009, he served as Chief Compliance Officer and Counsel for Hartford Life Distributors, LLC.	N/A	N/A

†	Mr. Billiel was appointed Treasurer of the Trust effective January 15, 2018.
*	Term of Office: Each officer and Trustee may serve until his or her successor is elected and qualifies.
**	“Interested person,” as defined in the 1940 Act, of the Company because of the person’s affiliation with, or equity ownership of, Hartford Investment Management or affiliated companies.

41

HIMCO VIT Portfolio Diversifier Fund

Trustees and Officers (Unaudited) – (concluded)

Name, Year of Birth and Address	Position Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

ERIC FAY (1962) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Chief Operating Officer	Since 2015	Mr. Fay currently serves as an Executive Vice President and Head of Business Operations of Hartford Investment Management. Prior to joining Hartford Investment Management, Mr. Fay served as Senior Vice President of Operations and Administration at The Hartford Bank. Before that Mr. Fay was a Senior Vice President and Chief Trust Officer for Guardian Life Insurance Company.	N/A	N/A

BRENDA PAGE (1965) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Secretary and Chief Legal Officer	Since 2014	Ms. Page currently serves as Vice President and Assistant General Counsel of The Hartford and Director of the Investment Law Group and Chief Compliance Officer of Hartford Investment Management.	N/A	N/A

MATTHEW POZNAR (1959) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	President	Since 2014	Mr. Poznar currently serves as an Executive Vice President in the General Account Portfolio Management Group of Hartford Investment Management.	N/A	N/A

*	Term of Office: Each officer and Trustee may serve until his or her successor is elected and qualifies.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 1-800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. Additionally, a complete list of holdings is available on the Fund’s website at www.HVITFunds.com.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 1-800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

42

HIMCO VIT Portfolio Diversifier Fund

Expense Example (Unaudited)

Your Fund’s Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of July 1, 2017 through December 31, 2017.

Actual Expenses

The first set of rows of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of rows of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or fees which may be applied at the variable life insurance, variable annuity, or qualified retirement plan product level. Therefore, the second set of rows of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17 - 12/31/17(1)	Net Annualized Expense Ratio(2)
Actual
Class IB	$1,000	$987.90	$4.26	0.85%
Hypothetical
Class IB	$1,000	$1,020.92	$4.33	0.85%

(1)	Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.
(2)	Net annualized expense ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Fees and Expenses of the accompanying Notes to Financial Statements.

43

HIMCO VIT Portfolio Diversifier Fund

Approval of Investment Management Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees, including a majority of those trustees who are not parties to the agreement or “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Trustees”), annually review and consider the continuation of the mutual fund’s investment advisory agreement. At an in-person meeting held on December 1, 2017 (the “Meeting”), the Board of Trustees (the “Board”) of HIMCO Variable Insurance Trust (the “Trust”), including each of the Independent Trustees, unanimously voted to approve the continuation of the investment management agreement between Hartford Investment Management Company (“HIMCO” or the “Investment Manager”) and the Trust (the “Agreement”), on behalf of HIMCO VIT Portfolio Diversifier Fund (the “Fund”).

In connection with the renewal process and in advance of the Meeting, HIMCO provided information, including written responses and other supporting materials, to the Board in response to a request for information made on behalf of the Independent Trustees to facilitate the Board’s evaluation of the terms of the Agreement. In addition, the Board considered such additional information as it deemed reasonably necessary to evaluate the Agreement, which included information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreement at the Meeting. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal, compliance and risk management matters, shareholder services and the other services provided to the Fund by the Investment Manager and its affiliates. The Board also considered the in-person presentations by Fund officers and representatives of HIMCO concerning the Agreement.

Broadridge Financial Solutions (“Broadridge”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratio and investment performance compared to those of comparable mutual funds with similar investment objectives.

In determining whether to continue the Agreement for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreement was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreement. The Independent Trustees were also furnished with advice from their independent legal counsel, including advice regarding the legal standards applicable to their evaluation of the terms of the Agreement. Throughout the evaluation process, the Board was also assisted by counsel for the Fund. The Independent Trustees met in executive session with their independent counsel, outside the presence of the interested Trustees, Fund officers and representatives of HIMCO, to discuss the Agreement and the services provided by the Investment Manager and its affiliates. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the Agreement is provided below.

In considering whether to approve the continuation of the Agreement, the Board noted that it unanimously approved (i) an Agreement and Plan of Reorganization that would reorganize the Fund with and into BlackRock Managed Volatility V.I. Fund, a series of BlackRock Variable Series Funds, Inc. (the “BlackRock Reorganization”); and (ii) a submission to shareholders regarding a proposal to approve the Agreement and Plan of Reorganization. The Board considered that if approved by shareholders of the Fund, the BlackRock Reorganization is expected to occur on or about April 23, 2018.

Nature, Extent and Quality of Services Provided by the Investment Manager

The Board requested and considered information concerning the nature, extent and quality of the services provided to the Fund by the Investment Manager. The Board considered, among other things, the terms of the Agreement and the range of services provided by the Investment Manager, including, among other things, managing the Fund’s assets, assuring compliance with the Fund’s investment objective and limitations and coordinating and overseeing the services of the Fund’s service providers. The Board further considered the Investment Manager’s qualifications, experience and personnel. In this regard, they considered personnel changes at HIMCO since the Board’s initial approval of the investment management agreement. Moreover, the Board considered HIMCO’s oversight of potential conflicts of interest between the Fund’s investments and those of other funds or accounts managed by the Fund’s portfolio management personnel.

The Board also requested and evaluated information concerning the Investment Manager’s regulatory and compliance environment. In this regard, the Board requested and reviewed information about the Investment Manager’s compliance policies

44

HIMCO VIT Portfolio Diversifier Fund

Approval of Investment Management Agreement (Unaudited) – (continued)

and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer about the Investment Manager’s compliance with applicable laws and regulations. In addition, the Board noted that it had previously approved a compliance policy and procedures specific to the Fund to provide safeguards and controls designed to assure that the Fund is operated in accordance with its stated objectives and strategies, and not in a manner intended to inappropriately benefit the Investment Manager’s affiliates to the detriment of the Fund and its shareholders. The Board also noted the Investment Manager’s support of the Fund’s compliance control structure, particularly the resources devoted by the Investment Manager in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act, as well as the efforts of HIMCO and its affiliates to combat cybersecurity risks and invest in business continuity planning.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIMCO.

Performance of the Fund and the Investment Manager

The Board considered the investment performance of the Fund, noting that performance information for periods prior to October 20, 2014 related to that of a series of Hartford Series Fund, Inc. (the “Predecessor Fund”) which was reorganized into the Fund on that date (the “Reorganization”). The Board noted that, prior to the Reorganization, Hartford Funds Management Company, LLC served as the investment manager to the Predecessor Fund and HIMCO served as the sub-adviser to the Predecessor Fund. The Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIMCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Investment Manager concerning Fund performance, as well as information from Broadridge comparing the investment performance of the Fund to two broad-based market indices and universe of peer funds. The Board noted that the Fund’s performance was in the 4th quartile of its performance universe for the 1-, 3- and 5-year periods. The Board also noted that the Fund’s performance was below two broad-based market indices for the 1-, 3- and 5-year periods. The Board noted that the performance universe and the broad-based market indices are not good matches for the investment strategy of the Fund. The Board noted that the Fund’s performance was in line with its custom benchmark, noting that the Fund is designed to track its benchmark closely.

The Board considered the detailed investment analytics reports provided by HIMCO throughout the year. These reports include, among other things, information on the Fund’s returns, the Fund’s investment performance relative to benchmarks and various statistics concerning the Fund’s portfolio.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIMCO’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Investment Manager

The Board reviewed information regarding HIMCO’s cost to provide investment management and related services to the Fund and HIMCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIMCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the analysis provided to the Board reflected HIMCO’s projected expenses and profitability for the first six months of the 2018 fiscal year. The Board considered that the management of the Fund was unprofitable for HIMCO for the 2017 fiscal year. The Board also reviewed the fees paid to participating insurance companies from HIMCO’s assets, including any profits.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Investment Manager and its affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Investment Manager

The Board considered the comparative information that had been provided with respect to the services rendered to and management fees paid by the Fund to HIMCO and the total expense ratio of the Fund. In this regard, the Board reviewed information from Broadridge comparing the Fund’s contractual management fees, actual management fees and overall expense ratio relative to a group of peer funds. The Board also reviewed the different types of fees charged to the Fund, noting that there had been no changes to the management fees or expense reimbursement arrangements since they were originally approved in April 2014. The Board considered that the management fee for the Fund includes the provision by HIMCO of certain

45

HIMCO VIT Portfolio Diversifier Fund

Approval of Investment Management Agreement (Unaudited) – (continued)

administrative services to the Fund. The Board noted that the Fund’s contractual management fee, actual management fee and total expenses were below the median of its expense group. The Board noted that the Fund’s peer group is an imprecise match for the Fund’s investment strategy. The Board discussed the Fund’s fee levels, the Fund’s overall expense ratio and HIMCO’s profitability with respect to the Fund. The Board noted that the Fund has a contractual expense cap of 0.85%, which is scheduled to expire on April 30, 2018. The Board considered that HIMCO would voluntarily extend the expense cap through the closing date of the BlackRock Reorganization if completion of the BlackRock Reorganization were to occur after April 30, 2018.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Investment Manager, the comparative information provided by Broadridge assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board considered information regarding the extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board noted that the management fee schedule for the Fund includes breakpoints that are designed to reduce the management fee rates as the Fund’s average daily net assets increase. The Board recognized that a fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also noted that expense limitations that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund’s assets decline. After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratio for the Fund at its current and reasonably anticipated asset levels.

Other Benefits

The Board considered other benefits to the Investment Manager and its affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by an affiliate of HIMCO. The Board noted that Hartford Life Insurance Company (“HLIC”), an affiliate of HIMCO, and its affiliates benefit from the Fund’s strategy of seeking to replicate the performance of the Portfolio Diversifier Index through a reduced need to hedge their obligations under certain guaranteed benefit riders (each, a “Rider”) in their general accounts, the reduced potential risk of loss, and the potential for additional assets garnered due to the appeal to investors of the Riders combined with a particular asset allocation model. The Board also noted, on the other hand, that investors benefit from the ability to elect the Rider at a comparatively reduced guarantee price (in light of the performance profile of the Fund) and on comparatively better terms, than would be available in the absence of the Fund, while maintaining a decreased possibility of downside risk as well as decreased volatility of an investor’s overall fund allocation. The Board considered the reports of the Investment Manager and the Fund’s Chief Compliance Officer that demonstrated that the Fund continues to be managed in the interests of contract holders, and not in the interests of HLIC to the detriment of contract holders.

The Board also considered that HIMCO Distribution Services Company (“HDSC”), an affiliate of HIMCO, serves as principal underwriter of the Fund. As principal underwriter, HDSC receives distribution and service (12b-1) fees from the Fund. The Board reviewed information on the profitability of HDSC and noted that HDSC pays all 12b-1 fees received from the Fund to participating insurance companies or their affiliated broker-dealers, including insurance companies affiliated with HIMCO.

* * * *

46

HIMCO VIT Portfolio Diversifier Fund

Approval of Investment Management Agreement (Unaudited) – (concluded)

Based upon its review of these various factors, among others, the Board, including all of the Independent Trustees, concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreement for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves.

47

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications,

Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

For more information, our Online Privacy Policy, which governs information we collect on our website and our affiliate websites, which is available at

Online Privacy Policy.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information

include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our privacy policies and procedures may be subject to discipline, which may include ending their employment with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Financial Information may include Social Security Numbers, Driver’s license numbers, or other government-issued identification numbers, or credit, debit card, or bank account numbers.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us,

such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Customer Privacy Notice is being provided on behalf of The Hartford Financial Services Group, Inc. and its affiliates, to the extent required by the Gramm-Leach-Bliley Act and implementing regulations.

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; DMS R, LLC; First State Insurance Company; Fountain Investors I LLC; Fountain Investors II LLC; Fountain Investors III LLC; Fountain Investors IV LLC; FP R, LLC (Delaware); FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Financial Services, LLC; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Group Benefits Holding Company; Hartford Holdings, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life, Inc.; Hartford Life International Holding Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; HDC R, LLC .; Heritage Holdings, Inc.; HIMCO Distribution Services Company; HIMCO Variable Insurance Trust; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; ; Lanidex R, LLC (Delaware); Lattice Strategies LLC; Maxum Casualty Insurance Company; Maxum Indemnity Company; Maxum Specialty Services Corporation; MPC Resolution Company LLC; New England Insurance Company; New England Reinsurance Corporation; Northern Homelands Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company.

Revised March 2017

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer to buy or sell an annuity contract or qualified retirement plan, fund or any security. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus (which contains all pertinent product information including the applicable sales, administrative and other charges) and the current prospectus and/or summary prospectus of the Fund available for investment thereunder.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of the HIMCO VIT Portfolio Diversifier Fund before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or from www.hvitfunds.com. Please read them carefully before investing.

Hartford Investment Management is an SEC-registered investment adviser. SEC registration does not imply a certain level of skill or training; nor does it imply that the SEC has sponsored, recommended, or otherwise approved of Hartford Investment Management.

Distributor: HIMCO Distribution Services Company, member FINRA, SIPC, a broker-dealer affiliated with Hartford Investment Management. Not FDIC Insured – No Bank Guarantee – May Lose Value

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted, in addition to a code of ethics, a “Code of Ethics for Principal Executive Officer and Principal Financial Officer” that applies to the registrant’s principal executive officer and principal financial officer (for purposes of this paragraph, the “Code”). A copy of the Code is filed herewith and is available, without charge, upon request, by calling 860-297-6700. There have been no amendments, during the period covered by this report, to a provision of the Code that applies to the registrant’s principal executive officer or principal financial officer. The registrant has not granted any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant’s principal executive officer or principal financial officer.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has designated Mark Osterheld as the audit committee financial expert for the registrant. Mr. Osterheld qualifies as “independent” pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $262,000 for the fiscal year ended December 31, 2016; $136,000 for the fiscal year ended December 31, 2017.

(b)

Audit-Related Fees: Deloitte & Touche LLP (“D&T”), the registrant’s principal accountant, did not bill any fees to the registrant in the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)

Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $28,825 for the fiscal year ended December 31, 2016 and $50,550 for the fiscal year ended December 31, 2017. Tax-related services are principally in connection with, but not limited to, general tax services, excise tax and Passive Foreign Investment Company (PFIC) analysis.

(d)

All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were: $0 for the fiscal year ended December 31, 2016; $0 for the fiscal year ended December 31, 2017.

(e)

(1) The Pre-Approval Policies and Procedures (the “Policy”) adopted by the Audit Committee of the registrant sets forth the procedures pursuant to which services provided by the independent registered public accounting firm (the “Independent Auditor”) for the registrant may be pre-approved. The following are some main provisions from the Policy:

-	The Audit Committee must pre-approve all audit services and non-audit services that the Independent Auditor provides to the registrant.

-

The Audit Committee must pre-approve any engagement of the Independent Auditor to provide non-audit services to any service affiliate (which is defined to include any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant) during the period of the Independent Auditor’s engagement to provide audit services to the registrant, if the non-audit services to the service affiliate directly impact the registrant’s operations and financial reporting.

-	The Audit Committee shall pre-approve certain non-audit services to the registrant and its service affiliates pursuant to procedures set forth in the Policy.

-

The Independent Auditor may not provide specified prohibited non-audit services set forth in the Policy to the registrant, the registrant’s investment adviser, the service affiliates or any other member of the investment company complex.

(2) One hundred percent of the services described in items 4(b) through 4(d) were approved in accordance with the Audit Committee’s Pre-Approval Policy. As a result, none of such services was approved pursuant to paragraph (c) (7) (i) (c) of Rule 2-01 of Regulation S-X.

(f)

None of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the year ended December 31, 2017, were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were: Non-Audit Fees: $1,134,000 for the fiscal year ended December 31, 2016; $1,540,000 for the fiscal year ended December 31, 2017.

(h)

The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the annual report filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are generally effective to provide reasonable assurance, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1)	Code of Ethics for Principal Executive Officer and Principal Financial Officer
(2)

(i) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a- 2(a))

(ii) The certification required by Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HIMCO Variable Insurance Trust

By:	/s/ Matthew Poznar
Matthew Poznar
President
February 12, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

HIMCO Variable Insurance Trust

By:	/s/ Matthew Poznar
Matthew Poznar
President
February 12, 2018

By:	/s/ Jeremy Billiel
Jeremy Billiel
Treasurer
February 12, 2018